Fidelity® Variable Insurance Products:

Asset Manager: Growth® Portfolio

Semiannual Report

June 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Environment	3	A review of what happened in world markets during the past six months.
Performance and Investment Summary	4	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	7	The manager's review of fund performance, strategy and outlook.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	23	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	27	Notes to the financial statements.
Proxy Voting Results	31

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiannual Report

Market Environment

There's an expression in financial quarters that says, "When the United States sneezes, the world catches cold." That would seem to be a pretty fair statement judging by the performance of the global economy during the six-month period ending June 30, 2001. Considering that more than a third of all goods sold in the U.S. are imports - compared to 20% a decade ago - the sharp deceleration of the domestic economy had far-reaching ramifications. Asia, the Pacific Rim, Europe and many other parts of the world - particularly technology exporters - were negatively affected by slowing U.S. demand. Higher energy costs also put a damper on global economic growth through the first half of 2001. The news was better in the second quarter of the year, at least for U.S. stocks. The second quarter gains of U.S. equity stock funds were the biggest since the fourth quarter of 1999, according to Lipper Inc.

U.S. Stock Markets

Despite extreme volatility during the first half of 2001, opportunities for strong returns were still abundant for equity investors. In short, big was anything but better during the first half of the year. Small- and mid-cap value stocks were the top performers, while large-cap growth fell from favor. The technology and telecommunications industries were the primary victims of this fallout. The "irrational exuberance" - a phrase coined by Federal Reserve Board chairman Alan Greenspan a few years ago to describe the extraordinary run-up in these new economy stocks - quickly evaporated as economic growth slowed and earnings disappointments piled up. In response, investors turned to the long-neglected value arena, where many companies demonstrated real earnings growth and reasonable valuations. A look at the numbers reveals the performance discrepancy between the large-cap growth and mid- to small-cap value styles: For the six-month period ending June 30, 2001, the Russell 2000® Value Index - a measure of small-cap value stock performance - gained 12.72%. Its large-cap growth counterpart, the Russell 1000® Growth Index, declined 14.24%. Other growth-oriented indexes demonstrated a similar shortfall. The large-cap weighted Standard & Poor's 500SM Index fell 6.70%, while the tech- and telecom-heavy NASDAQ Composite® Index lost 12.40%. The Dow Jones Industrial AverageSM, a blend of 30 blue-chip companies - 23 of which fall into the value category - finished the six-month period down 1.86%.

Foreign Stock Markets

The performance of international equity markets echoed that of their U.S. counterparts during the first half of 2001. Slowing economic growth led to a sell-off in the so-called TMT sectors - meaning technology, media and telecommunications. As a result, margin pressures and a decline in capital expenditures took a heavy toll on corporate earnings, causing the Morgan Stanley Capital InternationalSM Europe, Australasia and Far East (MSCI® EAFE®) Index to drop 14.45%. Europe accounted for much of the weakness. The global slowdown reduced export activity, and the European Central Bank's reluctance to cut interest rates due to inflation fears was greeted negatively by investors. Japan also suffered a sharp drop in exports, particularly in technology-related sectors. The Tokyo Stock Exchange Index (TOPIX), a benchmark of the Japanese stock market, fell 6.86%. On the other hand, South Korea posted one of the best performances, as the Korea Composite Stock Price Index (KOSPI) jumped 11.30% during the past six months thanks to renewed strength in semiconductor demand. Latin American stocks rebounded in the second quarter of 2001, helping the Morgan Stanley Capital International Emerging Markets Free - Latin America Index record a 6.16% gain for the first half of the year.

U.S. Bond Markets

Investment-grade bonds extended their recent dominance over most major stock indexes for the six-month period ending June 30, 2001. The Lehman Brothers Aggregate Bond Index - a popular measure of taxable-bond performance - returned 3.62% during this time frame. Treasuries relinquished market leadership to the spread sectors, particularly corporate bonds, which stormed out of the gates in 2001. Still, the Lehman Brothers Treasury Index returned 1.95%. Overwhelming evidence of deteriorating economic growth spurred the Federal Reserve Board to aggressively ease interest rates, with a total of six cuts during the first six months of 2001. This strong positive signal of support for the economy triggered one of the best months ever for corporate bonds in January. Further yield spread tightening in the spring ensured top billing for the Lehman Brothers Credit Bond Index, which returned 5.38%. Agencies benefited from reduced political risk surrounding government-sponsored enterprises, while a still-robust housing market aided discount mortgage securities. The Lehman Brothers U.S. Agency and Mortgage-Backed Securities indexes returned 3.06% and 3.78%, respectively. High-yield bonds also chipped in with a positive six-month return, despite a negative second quarter. Overall, the Merrill Lynch High Yield Master II Index gained 3.38% in the first half of 2001.

Foreign Bond Markets

In general, emerging-markets debt outperformed developed nation investment-grade government bonds during the past six months. The J.P. Morgan Emerging Markets Bond Index Global returned 5.82% in that time frame. Russia stood out among the index's top performers, helped by a continuation of economic reforms and several credit rating upgrades. Argentina was at the opposite end of the spectrum, plagued by its slumping economy and potential debt defaults. Meanwhile, international government bonds fell 6.78%, according to the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index. European government bond performance was held back somewhat as the euro had a difficult time competing with the strong U.S. dollar.

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Asset Mgr: Growth - Initial Class	-16.37%	9.00%	11.82%
Fidelity Asset Manager: Growth® Composite	-7.57%	12.49%	14.81%
S&P 500 ®	-14.83%	14.48%	18.30%
LB Aggregate Bond	11.23%	7.48%	8.33%
LB 3 Month T-Bill	5.95%	5.48%	5.55%
Variable Annuity Flexible Portfolio Funds Average	-3.22%	10.31%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager: Growth Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index weighted according to the fund's neutral mix.** To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity flexible portfolio funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 80 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

** 70% stocks, 25% bonds and 5% short-term instruments effective January 1, 1997.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Initial Class on January 31, 1995, shortly after the fund started. As the chart shows, by June 30, 2001, the value of the investment would have grown to $20,617 - a 106.17% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $29,025 - a 190.25% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $16,460 - a 64.60% increase. You can also look at how the Fidelity Asset Manager: Growth Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $24,259 - a 142.59% increase.

Investment Summary

Top Five Stocks as of June 30, 2001
% of fund's net assets
General Electric Co.	3.3
Microsoft Corp.	2.6
Citigroup, Inc.	2.2
Exxon Mobil Corp.	2.1
Pfizer, Inc.	1.7
11.9
Top Five Market Sectors as of June 30, 2001
(stocks only)	% of fund's net assets
Information Technology	15.2
Financials	14.3
Health Care	12.7
Consumer Discretionary	8.0
Energy	6.3

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Asset Allocation as of June 30, 2001
% of fund's net assets *
Stock Class	77.2%
Bond Class	21.8%
Short-Term Class	1.0%

* Foreign investments 3.2%

Asset allocations in the pie chart reflect the categorization of assets as defined in the fund's prospectus. Financial Statement categorizations conform to accounting standards and will differ from the pie chart.

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Asset Mgr: Growth - Service Class	-16.52%	8.85%	11.70%
Fidelity Asset Manager: Growth Composite	-7.57%	12.49%	14.81%
S&P 500	-14.83%	14.48%	18.30%
LB Aggregate Bond	11.23%	7.48%	8.33%
LB 3 Month T-Bill	5.95%	5.48%	5.55%
Variable Annuity Flexible Portfolio Funds Average	-3.22%	10.31%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager: Growth Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity flexible portfolio funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 80 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

** 70% stocks, 25% bonds and 5% short-term instruments effective January 1, 1997.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class on January 31, 1995, shortly after the fund started. As the chart shows, by June 30, 2001, the value of the investment would have grown to $20,477 - a 104.77% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $29,025 - a 190.25% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $16,460 - a 64.60% increase. You can also look at how the Fidelity Asset Manager: Growth Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $24,259 - a 142.59% increase.

Investment Summary

Top Five Stocks as of June 30, 2001
% of fund's net assets
General Electric Co.	3.3
Microsoft Corp.	2.6
Citigroup, Inc.	2.2
Exxon Mobil Corp.	2.1
Pfizer, Inc.	1.7
11.9
Top Five Market Sectors as of June 30, 2001
(stocks only)	% of fund's net assets
Information Technology	15.2
Financials	14.3
Health Care	12.7
Consumer Discretionary	8.0
Energy	6.3

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Asset Allocation as of June 30, 2001
% of fund's net assets *
Stock Class	77.2%
Bond Class	21.8%
Short-Term Class	1.0%

* Foreign investments 3.2%

Asset allocations in the pie chart reflect the categorization of assets as defined in the fund's prospectus. Financial Statement categorizations conform to accounting standards and will differ from the pie chart.

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 year	Life of fund
Fidelity VIP: Asset Mgr: Growth - Service Class 2	-16.66%	8.80%	11.66%
Fidelity Asset Manager: Growth Composite	-7.57%	12.49%	14.81%
S&P 500	-14.83%	14.48%	18.30%
LB Aggregate Bond	11.23%	7.48%	8.33%
LB 3 Month T-Bill	5.95%	5.48%	5.55%
Variable Annuity Flexible Portfolio Funds Average	-3.22%	10.31%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager: Growth Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity flexible portfolio funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 80 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

* Not available

** 70% stocks, 25% bonds and 5% short-term instruments effective January 1, 1997

.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio - Service Class 2 on January 31, 1995, shortly after the fund started. As the chart shows, by June 30, 2001, the value of the investment would have been $20,429 - a 104.29% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have been $29,025 over the same period - a 190.25% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have been $16,460 - a 64.60% increase. You can also look at how the Fidelity Asset Manager: Growth Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $24,259 - a 142.59% increase.

Investment Summary

Top Five Stocks as of June 30, 2001
% of fund's net assets
General Electric Co.	3.3
Microsoft Corp.	2.6
Citigroup, Inc.	2.2
Exxon Mobil Corp.	2.1
Pfizer, Inc.	1.7
11.9
Top Five Market Sectors as of June 30, 2001
(stocks only)	% of fund's net assets
Information Technology	15.2
Financials	14.3
Health Care	12.7
Consumer Discretionary	8.0
Energy	6.3

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Asset Allocation as of June 30, 2001
% of fund's net assets *
Stock Class	77.2%
Bond Class	21.8%
Short-Term Class	1.0%

* Foreign investments 3.2%

Asset allocations in the pie chart reflect the categorization of assets as defined in the fund's prospectus. Financial Statement categorizations conform to accounting standards and will differ from the pie chart.

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Bart Grenier, Portfolio Manager of Asset Manager: Growth Portfolio

Q. How did the fund perform, Bart?

A. For the six-month period that ended June 30, 2001, the fund underperformed the Fidelity Asset Manager: Growth Composite Index and the variable annuity flexible portfolio funds average tracked by Lipper Inc., which returned -3.53% and -2.87%, respectively. Similarly, for the 12 months that ended June 30, 2001, the fund trailed the Fidelity Composite index and Lipper average, which returned -7.57% and -3.22%, respectively.

Q. How did your asset-allocation decisions influence
performance during the six-month period?

A. I continued to overweight equities, allocating just over 77% - compared to 70% in a neutral weighting - to stocks on average during the period. Maintaining a longer-term view with this fund, I felt that I needed to carry some additional exposure to higher-risk assets, such as stocks, that I felt were poised to outperform when the economy snaps back and company fundamentals begin to show signs of improving. Given the generally weak showing for stocks relative to most other asset classes during the period, having even the slightest emphasis here hurt. In contrast, our fixed-income strategy fared quite well. We benefited from allocating much of the bond subportfolio to high-yield securities - not included in the benchmark - which nearly doubled the return of our investment-grade debt holdings during the period and helped narrow the performance gap relative to the index.

Q. What factors influenced the fund's equity holdings?

A. Steve Snider - who directed the fund's equity investments - used quantitative models that emphasized companies exhibiting positive earnings trends and good relative price strength. However, given the market's willingness in January to bid up many of the most beaten-down, unpromising stocks with deteriorating fundamentals and sagging prices, we gave up quite a bit relative to the index. Steve outperformed the index during the final five months of the period through strong stock picking, but it wasn't enough to pull us out of the hole that was dug at the outset of the period. As was the case for the fund in 2000, diversified financial stocks led the way - including auto financing firm AmeriCredit, BancWest and insurer Loews - followed by health stocks. Despite lagging the overall market, the health sector provided us with several winners from the service industry, most notably Quest Diagnostics, Tenet Healthcare and Caremark Rx. On the down side, the fund suffered a sharp sell-off in energy stocks late in the period, particularly among exploration and production companies such as EOG Resources and Mitchell Energy. Finally, the fund's positioning in technology - the period's worst performing sector - dampened returns. Despite owning a handful of smaller-cap stocks from the software group, such as Advent and NVIDIA, that bucked the tech-wreck and fared well, we had several tech hardware names that fell apart during the period. Three stocks - Powerwave Technologies, Waters and TranSwitch - accounted for more than a third of our underperformance relative to the index. We trailed our Lipper peers, because they tended to be more conservatively postured than we were during the period.

Q. How did the fund's bond holdings fare?

A. On the high-yield front, Mark Notkin did a great job of avoiding some of the severe credit problems that plagued several corporate issuers during the period. By far, the key to performance was strong security selection, specifically within a weak telecommunications sector, which suffered from poor fundamentals and a dwindling supply of available funding. The fund's investment-grade holdings, managed by Charlie Morrison, also performed nicely. Diversification and credit selection were key ingredients here. Having an emphasis on the spread sectors, particularly corporate bonds, in front of a backdrop of aggressive Federal Reserve Board easings and significant yield curve steepening, proved wise as these securities outperformed Treasuries by healthy margins during the period. The corporate market's strong showing was particularly noteworthy given a record amount of new supply during the period.

Q. What about the fund's short-term/money market investments?

A. On average during the past six months, we invested the strategic cash portion of the Asset Manager: Growth Portfolio's money market investments in a Fidelity money market mutual fund managed by John Todd. Given their conservative nature in a volatile environment, these investments did what they're designed to do - provide steady returns to help offset equity market volatility.

Q. What's your outlook?

A. I'm optimistic about the prospects for higher-risk assets going forward, as evidenced by the fund's overweighting in equities and high-yield bonds as of the end of the period. I feel that the ingredients for a more positive environment for these securities are now in place - namely liquidity growth, a steep yield curve, narrowing credit spreads, strong money growth and federal tax rebates.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: maximize total return over the long term by allocating its assets among stocks, bonds and short-term instruments

Start date: January 3, 1995

Size: as of June 30, 2001, more than $443 million

Manager: Bart Grenier, since 2000; joined Fidelity in 1991

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 71.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 7.6%
Auto Components - 0.0%
Exide Corp. warrants 3/18/06 (a)	314	$ 1,178
Automobiles - 0.3%
Harley-Davidson, Inc.	25,900	1,219,372
Hotels, Restaurants & Leisure - 0.9%
Brinker International, Inc. (a)	18,450	476,933
International Game Technology (a)	33,300	2,089,575
Starbucks Corp. (a)	14,800	325,748
Tricon Global Restaurants, Inc. (a)	15,800	693,620
Wendy's International, Inc.	18,000	459,720
		4,045,596
Household Durables - 0.4%
Lennar Corp.	20,000	834,000
Pulte Homes, Inc.	21,900	933,597
		1,767,597
Media - 2.5%
AOL Time Warner, Inc. (a)	130,500	6,916,500
NTL, Inc. warrants 10/14/08 (a)	427	2,562
Viacom, Inc. Class B (non-vtg.) (a)	46,100	2,385,675
Walt Disney Co.	63,400	1,831,626
		11,136,363
Multiline Retail - 1.9%
Kohls Corp. (a)	2,500	156,825
Sears, Roebuck & Co.	24,500	1,036,595
The May Department Stores Co.	24,500	839,370
Wal-Mart Stores, Inc.	135,900	6,631,920
		8,664,710
Specialty Retail - 1.3%
Home Depot, Inc.	70,400	3,277,120
RadioShack Corp.	17,500	533,750
Talbots, Inc.	46,600	2,038,750
		5,849,620
Textiles & Apparel - 0.3%
Liz Claiborne, Inc.	7,400	373,330
Reebok International Ltd. (a)	24,000	766,800
		1,140,130
TOTAL CONSUMER DISCRETIONARY		33,824,566
CONSUMER STAPLES - 3.5%
Beverages - 1.4%
PepsiCo, Inc.	66,800	2,952,560
The Coca-Cola Co.	75,300	3,388,500
		6,341,060
Food & Drug Retailing - 0.3%
Sysco Corp.	46,200	1,254,330

	Shares	Value (Note 1)
Food Products - 0.4%
Campbell Soup Co.	20,000	$ 515,000
Hershey Foods Corp.	20,000	1,234,200
		1,749,200
Household Products - 0.6%
Procter & Gamble Co.	39,800	2,539,240
Tobacco - 0.8%
Philip Morris Companies, Inc.	68,500	3,476,375
TOTAL CONSUMER STAPLES		15,360,205
ENERGY - 6.3%
Energy Equipment & Services - 0.6%
Helmerich & Payne, Inc.	14,000	431,480
Nabors Industries, Inc. (a)	11,700	435,240
Schlumberger Ltd. (NY Shares)	21,100	1,110,915
Tidewater, Inc.	18,000	678,600
		2,656,235
Oil & Gas - 5.7%
Anadarko Petroleum Corp.	11,200	605,136
Apache Corp.	13,000	659,750
Ashland, Inc.	25,000	1,002,500
Devon Energy Corp.	29,000	1,522,500
EOG Resources, Inc.	40,900	1,453,995
Equitable Resources, Inc.	49,600	1,652,176
Exxon Mobil Corp.	106,000	9,259,100
Mitchell Energy & Development Corp. Class A	29,800	1,378,250
Noble Affiliates, Inc.	41,500	1,467,025
Royal Dutch Petroleum Co. (NY Shares)	65,200	3,799,204
Valero Energy Corp.	50,100	1,842,678
XTO Energy, Inc.	47,550	682,343
		25,324,657
TOTAL ENERGY		27,980,892
FINANCIALS - 14.3%
Banks - 3.9%
BancWest Corp.	83,300	2,865,520
Bank of America Corp.	49,900	2,995,497
Bank of New York Co., Inc.	14,700	705,600
City National Corp.	19,200	850,368
Comerica, Inc.	27,200	1,566,720
Golden State Bancorp, Inc.	66,300	2,042,040
Golden West Financial Corp.	12,400	796,576
Greenpoint Financial Corp.	19,600	752,640
Northern Trust Corp.	10,100	652,460
Washington Mutual, Inc.	42,000	1,577,100
Wells Fargo & Co.	51,900	2,409,717
		17,214,238
Diversified Financials - 7.2%
AMBAC Financial Group, Inc.	31,050	1,807,110
American Express Co.	40,500	1,571,400
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
AmeriCredit Corp. (a)	56,200	$ 2,919,590
Citigroup, Inc.	182,200	9,627,448
Fannie Mae	40,500	3,448,575
Federated Investors, Inc. Class B (non-vtg.)	58,900	1,896,580
J.P. Morgan Chase & Co.	57,800	2,577,880
Lehman Brothers Holdings, Inc.	8,500	660,875
MBNA Corp.	39,800	1,311,410
Merrill Lynch & Co., Inc.	24,000	1,422,000
Morgan Stanley Dean Witter & Co.	34,200	2,196,666
SEI Investments Co.	10,400	491,400
USA Education, Inc.	29,100	2,124,300
		32,055,234
Insurance - 3.0%
American International Group, Inc.	70,400	6,054,400
Arthur J. Gallagher & Co.	56,600	1,471,600
Fidelity National Financial, Inc.	19,100	469,287
Jefferson-Pilot Corp.	35,700	1,725,024
Loews Corp.	26,800	1,726,724
MGIC Investment Corp.	13,000	944,320
PMI Group, Inc.	11,300	821,058
		13,212,413
Real Estate - 0.2%
Crescent Real Estate Equities Co.	2,500	61,425
Host Marriott Corp.	59,600	746,192
		807,617
TOTAL FINANCIALS		63,289,502
HEALTH CARE - 12.7%
Biotechnology - 1.1%
Albany Molecular Research, Inc. (a)	33,500	1,331,625
Amgen, Inc. (a)	31,200	1,935,960
IDEC Pharmaceuticals Corp. (a)	27,600	1,788,756
		5,056,341
Health Care Equipment & Supplies - 1.0%
Baxter International, Inc.	28,000	1,372,000
Cytyc Corp. (a)	34,800	800,400
Hillenbrand Industries, Inc.	9,600	548,256
Medtronic, Inc.	36,500	1,679,365
		4,400,021
Health Care Providers & Services - 2.7%
Bergen Brunswig Corp. Class A	37,000	711,140
Cardinal Health, Inc.	11,250	776,250
Caremark Rx, Inc. (a)	75,800	1,246,910
CIGNA Corp.	10,400	996,528
Quest Diagnostics, Inc. (a)	13,800	1,032,930
Tenet Healthcare Corp. (a)	46,000	2,373,140
Trigon Healthcare, Inc. (a)	26,700	1,731,495

	Shares	Value (Note 1)
UnitedHealth Group, Inc.	23,400	$ 1,444,950
Universal Health Services, Inc. Class B (a)	40,600	1,847,300
		12,160,643
Pharmaceuticals - 7.9%
Abbott Laboratories	47,100	2,261,271
American Home Products Corp.	39,600	2,314,224
Bristol-Myers Squibb Co.	59,800	3,127,540
Eli Lilly & Co.	34,300	2,538,200
Forest Laboratories, Inc. (a)	27,200	1,931,200
IVAX Corp. (a)	47,375	1,847,625
Johnson & Johnson	101,456	5,072,800
Merck & Co., Inc.	73,600	4,703,776
Pfizer, Inc.	192,100	7,693,605
Pharmacia Corp.	39,400	1,810,430
Schering-Plough Corp.	44,500	1,612,680
		34,913,351
TOTAL HEALTH CARE		56,530,356
INDUSTRIALS - 6.2%
Aerospace & Defense - 0.8%
Aeroflex, Inc. (a)	21,800	230,862
General Dynamics Corp.	9,700	754,757
Lockheed Martin Corp.	19,000	703,950
Precision Castparts Corp.	52,800	1,975,776
		3,665,345
Airlines - 0.2%
Southwest Airlines Co.	55,650	1,028,969
Commercial Services & Supplies - 0.7%
Apollo Group, Inc. Class A (a)	3,000	125,610
DeVry, Inc. (a)	3,600	130,032
DST Systems, Inc. (a)	27,000	1,422,900
Waste Management, Inc.	44,000	1,356,080
		3,034,622
Electrical Equipment - 0.3%
C&D Technologies, Inc.	14,000	434,000
Energizer Holdings, Inc. (a)	40,000	918,000
		1,352,000
Industrial Conglomerates - 4.0%
General Electric Co.	301,400	14,693,235
Tyco International Ltd.	53,100	2,893,950
		17,587,185
Machinery - 0.1%
SPX Corp. (a)	3,300	413,094
Road & Rail - 0.1%
Norfolk Southern Corp.	14,000	289,800
TOTAL INDUSTRIALS		27,371,015
INFORMATION TECHNOLOGY - 15.0%
Communications Equipment - 1.7%
Brocade Communications System, Inc. (a)	7,400	320,938
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Cisco Systems, Inc. (a)	218,600	$ 4,234,282
Juniper Networks, Inc. (a)	7,200	223,524
Lucent Technologies, Inc.	101,000	626,200
McDATA Corp. Class A (a)	2,440	48,678
Nortel Networks Corp.	94,000	854,460
Scientific-Atlanta, Inc.	30,000	1,218,000
		7,526,082
Computers & Peripherals - 3.0%
Dell Computer Corp. (a)	78,500	2,127,350
EMC Corp. (a)	66,300	1,926,015
Hewlett-Packard Co.	60,600	1,733,160
International Business Machines Corp.	53,500	6,045,500
Sun Microsystems, Inc. (a)	98,500	1,595,700
		13,427,725
Electronic Equipment & Instruments - 1.0%
Amphenol Corp. Class A (a)	11,800	472,590
Arrow Electronics, Inc. (a)	50,000	1,214,500
Newport Corp.	8,000	211,120
PerkinElmer, Inc.	18,400	506,552
Technitrol, Inc.	36,800	956,800
Tektronix, Inc. (a)	22,400	608,160
Waters Corp. (a)	22,200	612,942
		4,582,664
Internet Software & Services - 0.1%
Internet Security Systems, Inc. (a)	8,500	420,750
Semiconductor Equipment & Products - 2.6%
Applied Micro Circuits Corp. (a)	17,200	303,752
Cirrus Logic, Inc. (a)	75,000	1,909,500
Exar Corp. (a)	33,900	681,390
Intel Corp.	204,300	6,229,107
Linear Technology Corp.	11,900	555,016
Texas Instruments, Inc.	52,600	1,656,900
Transwitch Corp. (a)	25,200	248,472
		11,584,137
Software - 6.6%
Advent Software, Inc. (a)	30,200	1,963,000
BEA Systems, Inc. (a)	22,400	744,128
Cadence Design Systems, Inc. (a)	65,500	1,220,265
Cerner Corp. (a)	32,500	1,392,625
i2 Technologies, Inc. (a)	18,400	360,456
Jack Henry & Associates, Inc.	66,000	2,003,100
Mentor Graphics Corp. (a)	58,500	1,041,300
Mercury Interactive Corp. (a)	7,700	474,397
Microsoft Corp. (a)	162,000	11,665,620
NVIDIA Corp. (a)	12,100	1,114,047
Oracle Corp. (a)	171,300	3,367,758
Rational Software Corp. (a)	29,500	837,505
Siebel Systems, Inc. (a)	18,200	862,680

	Shares	Value (Note 1)
Sybase, Inc. (a)	80,200	$ 1,319,290
TIBCO Software, Inc. (a)	11,100	153,291
VERITAS Software Corp. (a)	10,500	713,160
		29,232,622
TOTAL INFORMATION TECHNOLOGY		66,773,980
MATERIALS - 0.4%
Chemicals - 0.2%
Cabot Corp.	21,500	774,430
Metals & Mining - 0.0%
Placer Dome, Inc.	8,800	86,024
Paper & Forest Products - 0.2%
Boise Cascade Corp.	21,500	756,155
TOTAL MATERIALS		1,616,609
TELECOMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 3.4%
AT&T Corp.	114,300	2,514,600
BellSouth Corp.	57,000	2,295,390
McCaw International Ltd. warrants 4/16/07 (a)(f)	910	910
Ono Finance PLC rights 5/31/09 (a)(f)	310	930
Qwest Communications International, Inc.	50,500	1,609,435
SBC Communications, Inc.	103,100	4,130,186
Verizon Communications	82,700	4,424,450
		14,975,901
Wireless Telecommunication Services - 0.0%
Horizon PCS, Inc. warrants 10/1/10 (a)(f)	545	10,900
TOTAL TELECOMMUNICATION SERVICES		14,986,801
UTILITIES - 2.4%
Electric Utilities - 1.2%
Calpine Corp. (a)	37,200	1,406,160
Entergy Corp.	18,000	691,020
IDACORP, Inc.	31,000	1,081,280
NRG Energy, Inc.	50,100	1,106,208
PPL Corp.	16,500	907,500
		5,192,168
Gas Utilities - 0.4%
Kinder Morgan, Inc.	35,100	1,763,775
Multi-Utilities - 0.8%
Dynegy, Inc. Class A	31,800	1,478,700
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Multi-Utilities - continued
Enron Corp.	32,300	$ 1,582,700
Questar Corp.	27,300	675,948
		3,737,348
TOTAL UTILITIES		10,693,291
TOTAL COMMON STOCKS (Cost $324,794,068)		318,427,217
Preferred Stocks - 1.3%

Convertible Preferred Stocks - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (f)	22,473	449
Nonconvertible Preferred Stocks - 1.3%
CONSUMER DISCRETIONARY - 0.4%
Media - 0.4%
CSC Holdings, Inc. Series M, $11.125 pay-in-kind	12,388	1,319,322
Pegasus Satellite Communication, Inc. $127.50 pay-in-kind	69	63,480
PRIMEDIA, Inc. Series D, $10.00	3,144	245,232
		1,628,034
FINANCIALS - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	160	159,155
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.2%
Crown Castle International Corp. $127.50 pay-in-kind	938	773,850
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.3%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	1,273	1,260,270
Wireless Telecommunication Services - 0.4%
Dobson Communications Corp.:
$122.50 pay-in-kind	148	119,880
$130.00 pay-in-kind	146	128,480

	Shares	Value (Note 1)
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	3,180	$ 1,812,600
		2,060,960
TOTAL TELECOMMUNICATION SERVICES		3,321,230
TOTAL NONCONVERTIBLE PREFERRED STOCKS		5,882,269
TOTAL PREFERRED STOCKS (Cost $7,346,406)		5,882,718
Corporate Bonds - 14.8%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.7%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
EchoStar Communications Corp. 4.875% 1/1/07	Caa1	$ 740,000	712,250
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Renal Treatment Centers, Inc. 5.625% 7/15/06	B2	30,000	30,525
Tenet Healthcare Corp. 6% 12/1/05	B1	1,040,000	996,450
Total Renal Care Holdings:
7% 5/15/09 (f)	B3	500,000	473,750
7% 5/15/09	B2	580,000	549,550
			2,050,275
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Instruments - 0.1%
Sanmina Corp. 0% 9/12/20	Ba3	1,030,000	369,513
Semiconductor Equipment & Products - 0.0%
Transwitch Corp. 4.5% 9/12/05	B2	275,000	192,844
TOTAL INFORMATION TECHNOLOGY			562,357
TOTAL CONVERTIBLE BONDS			3,324,882
Nonconvertible Bonds - 14.1%
CONSUMER DISCRETIONARY - 5.3%
Auto Components - 0.1%
Lear Corp. 7.96% 5/15/05	Ba1	190,000	192,595
Oxford Automotive, Inc. 10.125% 6/15/07	Caa1	80,000	48,800
TRW, Inc. 8.75% 5/15/06	Baa2	50,000	53,451
			294,846
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - 1.7%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	$ 560,000	$ 571,200
Hilton Hotels Corp. 7.625% 5/15/08	Baa3	840,000	813,595
HMH Properties, Inc. 7.875% 8/1/08	Ba2	865,000	813,100
Horseshoe Gaming LLC 8.625% 5/15/09	B2	650,000	653,250
ITT Corp. 7.375% 11/15/15	Ba1	245,000	223,563
Mandalay Resort Group:
9.5% 8/1/08	Ba2	95,000	99,275
10.25% 8/1/07	Ba3	390,000	407,550
MGM Mirage, Inc.:
8.5% 9/15/10	Baa3	35,000	36,512
9.75% 6/1/07	Ba2	585,000	624,488
Premier Parks, Inc.:
0% 4/1/08 (e)	B3	1,635,000	1,320,263
9.75% 6/15/07	B3	135,000	136,688
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Baa3	100,000	95,346
Station Casinos, Inc.:
8.375% 2/15/08 (f)	Ba3	200,000	201,000
8.375% 2/15/08	Ba3	380,000	381,900
Sun International Hotels Ltd./Sun International North America, Inc. yankee 8.625% 12/15/07	B1	295,000	296,106
Tricon Global Restaurants, Inc. 8.875% 4/15/11	Ba1	290,000	295,800
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1	650,000	695,500
			7,665,136
Household Durables - 0.3%
Beazer Homes USA, Inc.:
8.625% 5/15/11	Ba3	400,000	398,000
8.875% 4/1/08	Ba3	55,000	55,275
Ryland Group, Inc. 9.125% 6/15/11	B1	220,000	217,800
Sealy Mattress Co. 9.875% 12/15/07	B2	460,000	450,800
			1,121,875
Media - 3.0%
Adelphia Communications Corp.:
10.25% 6/15/11	B2	300,000	294,000
10.875% 10/1/10	B2	245,000	247,450
AMC Entertainment, Inc. 9.5% 2/1/11	Caa3	265,000	235,850

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
AMFM Operating, Inc. 12.625% 10/31/06 pay-in-kind	-	$ 257,300	$ 280,779
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	110,000	108,764
Callahan Nordrhein Westfalen 0% 7/15/10 (e)(f)	B3	170,000	59,500
Century Communications Corp. 0% 1/15/08	B2	30,000	14,250
Chancellor Media Corp. 8% 11/1/08	Ba1	40,000	41,350
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	110,000	73,700
0% 4/1/11 (e)	B2	840,000	567,000
0% 5/15/11 (e)(f)	B2	470,000	267,900
10% 4/1/09	B2	705,000	713,813
10% 5/15/11 (f)	B2	260,000	262,600
Cinemark USA, Inc. 9.625% 8/1/08	Caa2	260,000	223,600
Clear Channel Communications, Inc. 6.875% 6/15/18	Baa3	320,000	294,714
CSC Holdings, Inc.:
7.625% 4/1/11 (f)	Ba1	345,000	330,338
9.25% 11/1/05	Ba3	55,000	56,375
9.875% 5/15/06	Ba3	150,000	156,750
9.875% 4/1/23	B1	70,000	74,900
10.5% 5/15/16	Ba3	500,000	555,000
Diamond Cable Communications PLC yankee:
0% 2/15/07 (e)	B2	555,000	310,800
11.75% 12/15/05	B2	345,000	231,150
EchoStar DBS Corp. 9.375% 2/1/09	B1	625,000	615,625
Fox Family Worldwide, Inc.:
0% 11/1/07 (e)	B1	990,000	876,150
9.25% 11/1/07	B1	195,000	198,900
Fox/Liberty Networks LLC/FLN Finance, Inc. 0% 8/15/07 (e)	Ba1	60,000	56,700
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 0% 9/15/07 (e)	B2	375,000	383,438
FrontierVision Holdings LP/FrontierVision Holdings Capital II Corp. 0% 9/15/07 (e)	Caa1	100,000	102,500
FrontierVision Operating Partners LP/ FrontierVision Capital Corp. 11% 10/15/06	B2	340,000	340,000
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Hearst-Argyle Television, Inc. 7.5% 11/15/27	Baa3	$ 130,000	$ 113,732
Lamar Media Corp.:
9.25% 8/15/07	B1	435,000	449,138
9.625% 12/1/06	B1	135,000	142,425
News America Holdings, Inc.:
7.7% 10/30/25	Baa3	110,000	103,422
8% 10/17/16	Baa3	80,000	80,694
Nextmedia Operating, Inc. 10.75% 7/1/11	B3	330,000	330,000
NTL, Inc. 0% 4/1/08 (e)	B3	535,000	246,100
Paramount Communications, Inc. 7.5% 1/15/02	A3	110,000	111,670
Pegasus Communications Corp. 9.625% 10/15/05	B3	395,000	351,550
Pegasus Satellite Communication, Inc.:
0% 3/1/07 (e)	Caa1	765,000	443,700
12.375% 8/1/06	B3	165,000	150,975
Quebecor Media, Inc. 11.125% 7/15/11 (f)	B2	660,000	658,350
Radio One, Inc. 8.875% 7/1/11 (f)	B3	755,000	755,000
TCI Communications, Inc. 9.8% 2/1/12	A3	190,000	226,127
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	1,475,000	1,135,750
Time Warner Entertainment Co. LP 8.375% 3/15/23	Baa1	135,000	144,690
			13,417,219
Multiline Retail - 0.2%
Federated Department Stores, Inc.:
6.79% 7/15/27	Baa1	100,000	100,524
8.5% 6/15/03	Baa1	50,000	52,695
JCPenney Co., Inc.:
6% 5/1/06	Ba2	75,000	62,250
6.125% 11/15/03	Ba2	25,000	23,750
6.9% 8/15/26	Ba2	192,000	184,320
7.375% 6/15/04	Ba2	75,000	71,625
7.375% 8/15/08	Ba2	25,000	22,250
7.4% 4/1/37	Ba2	75,000	69,000
7.6% 4/1/07	Ba2	25,000	23,125
7.95% 4/1/17	Ba2	40,000	32,400
Kmart Corp. 9.375% 2/1/06	Baa3	140,000	136,500
			778,439

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Textiles & Apparel - 0.0%
Jones Apparel Group, Inc. 7.875% 6/15/06	Baa2	$ 95,000	$ 98,019
TOTAL CONSUMER DISCRETIONARY			23,375,534
CONSUMER STAPLES - 0.5%
Food & Drug Retailing - 0.3%
Kroger Co. 6.8% 4/1/11	Baa3	130,000	128,300
Rite Aid Corp.:
6.125% 12/15/08 (f)	Caa2	235,000	178,600
6.5% 10/1/03 (f)(h)	Caa2	60,000	57,000
6.875% 8/15/13	Caa2	165,000	122,100
7.625% 4/15/05	Caa2	330,000	287,100
11.25% 7/1/08 (f)	Caa2	460,000	463,450
			1,236,550
Food Products - 0.1%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	115,000	117,138
Del Monte Corp. 9.25% 5/15/11 (f)	B3	290,000	292,900
Kellogg Co. 6.6% 4/1/11 (f)	Baa2	50,000	48,438
			458,476
Personal Products - 0.1%
Playtex Products, Inc. 9.375% 6/1/11 (f)	B2	185,000	187,775
Tobacco - 0.0%
Philip Morris Companies, Inc. 7% 7/15/05	A2	70,000	71,846
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	100,000	101,446
			173,292
TOTAL CONSUMER STAPLES			2,056,093
ENERGY - 0.4%
Energy Equipment & Services - 0.0%
Lone Star Technologies, Inc. 9% 6/1/11 (f)	B1	60,000	57,600
Oil & Gas - 0.4%
Chesapeake Energy Corp.:
8.125% 4/1/11 (f)	B2	410,000	383,350
8.5% 3/15/12	B2	425,000	416,500
Nuevo Energy Co. 9.375% 10/1/10	B1	315,000	311,850
Oryx Energy Co.:
8% 10/15/03	Baa1	95,000	99,725
8.375% 7/15/04	Baa1	195,000	207,189
Petro-Canada yankee 7% 11/15/28	A3	50,000	47,898
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Phillips Petroleum Co. 8.75% 5/25/10	Baa2	$ 60,000	$ 68,509
Plains Resources, Inc. 10.25% 3/15/06	B2	45,000	46,350
			1,581,371
TOTAL ENERGY			1,638,971
FINANCIALS - 1.9%
Banks - 0.3%
Bank of America Corp. 7.8% 2/15/10	Aa3	20,000	21,246
Bank One Corp. 7.875% 8/1/10	A1	200,000	214,378
BankBoston Corp. 6.625% 2/1/04	A3	60,000	61,286
Capital One Bank 6.65% 3/15/04	Baa3	260,000	258,604
Commonwealth Bank of Australia yankee 8.5% 6/1/10	Aa3	100,000	111,639
Den Danske Bank AS 6.375% 6/15/08 (f)(h)	Aa3	170,000	175,610
Home Savings of America FSB 6.5% 8/15/04	A3	90,000	90,667
Korea Development Bank 6.625% 11/21/03	Baa2	95,000	96,611
Long Island Savings Bank FSB 7% 6/13/02	Baa3	140,000	141,949
Royal Bank of Scotland Group PLC:
7.816% 11/29/49	A1	100,000	104,800
9.118% 3/31/49	A1	60,000	66,318
Union Planters Corp. 7.75% 3/1/11	Baa2	100,000	103,280
			1,446,388
Diversified Financials - 1.2%
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	A3	125,000	126,909
Amvescap PLC yankee 6.375% 5/15/03	A2	200,000	202,060
Associates Corp. of North America 5.8% 4/20/04	Aa3	180,000	181,618
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	70,000	71,329
CanWest Media, Inc. 10.625% 5/15/11 (f)	B2	110,000	111,375
Capital One Financial Corp. 7.125% 8/1/08	Baa3	100,000	90,024
Cellco Finance NV yankee:
12.75% 8/1/05	B3	200,000	160,000
15% 8/1/05	Caa1	300,000	252,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Citigroup, Inc. 7.25% 10/1/10	Aa3	$ 200,000	$ 207,610
ComEd Financing II 8.5% 1/15/27	Baa3	450,000	439,065
Countrywide Home Loans, Inc. 6.45% 2/27/03	A3	150,000	153,429
Crown Cork & Seal Finance PLC yankee:
6.75% 12/15/03	Caa3	100,000	44,500
7% 12/15/06	Caa3	50,000	19,500
Crown Cork & Seal Finance SA yankee 6.75% 12/15/03	Caa3	195,000	87,750
Details Capital Corp. 0% 11/15/07 (e)	B3	85,000	81,600
Dobson/Sygnet Communications Co. 12.25% 12/15/08	B3	140,000	141,400
Ford Motor Credit Co.:
7.375% 2/1/11	A2	50,000	50,732
7.5% 3/15/05	A2	140,000	145,466
7.875% 6/15/10	A2	180,000	188,759
General Motors Acceptance Corp. 6.75% 1/15/06	A2	40,000	40,792
Household Finance Corp. 6.5% 1/24/06	A2	75,000	76,247
IOS Capital, Inc. 9.75% 6/15/04	Baa2	280,000	278,600
Mediacom Broadband LLC/Mediacom Broadband Corp. 11% 7/15/13 (f)	B2	250,000	255,000
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	80,000	81,730
NiSource Finance Corp. 7.875% 11/15/10	Baa2	125,000	131,574
PTC International Finance BV yankee 0% 7/1/07 (e)	B2	860,000	731,000
PTC International Finance II SA yankee 11.25% 12/1/09	B2	85,000	88,400
SESI LLC 8.875% 5/15/11 (f)	B1	425,000	420,750
Sprint Capital Corp.:
6.125% 11/15/08	Baa1	40,000	36,718
6.875% 11/15/28	Baa1	65,000	54,625
TXU Eastern Funding yankee:
6.15% 5/15/02	Baa1	60,000	60,350
6.75% 5/15/09	Baa1	120,000	113,699
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	100,000	108,208
			5,232,819
Real Estate - 0.4%
CenterPoint Properties Trust:
6.75% 4/1/05	Baa2	100,000	99,161
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate - continued
CenterPoint Properties Trust: - continued
7.125% 3/15/04	Baa2	$ 110,000	$ 110,054
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	100,000	101,314
EOP Operating LP:
6.375% 2/15/03	Baa1	100,000	101,599
6.75% 2/15/08	Baa1	100,000	98,431
7.75% 11/15/07	Baa1	100,000	105,622
ERP Operating LP:
6.55% 11/15/01	A3	55,000	55,382
7.1% 6/23/04	A3	100,000	103,214
LNR Property Corp. 10.5% 1/15/09	B1	375,000	375,000
Meditrust Corp. 7.82% 9/10/26	Ba3	360,000	345,600
WCI Communities, Inc. 10.625% 2/15/11 (f)	B1	345,000	359,663
			1,855,040
TOTAL FINANCIALS			8,534,247
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.0%
Boston Scientific Corp. 6.625% 3/15/05	Baa3	110,000	103,950
Health Care Providers & Services - 0.3%
DaVita, Inc. 9.25% 4/15/11 (f)	B2	130,000	133,250
Fountain View, Inc. 11.25% 4/15/08 (d)	Caa1	460,000	220,800
Stewart Enterprises, Inc. 10.75% 7/1/08 (f)	B2	320,000	329,600
Triad Hospitals, Inc. 8.75% 5/1/09 (f)	B1	385,000	393,663
Unilab Corp. 12.75% 10/1/09	B3	150,000	174,000
			1,251,313
TOTAL HEALTH CARE			1,355,263
INDUSTRIALS - 1.0%
Aerospace & Defense - 0.2%
Alliant Techsystems, Inc. 8.5% 5/15/11 (f)	B2	595,000	600,950
Airlines - 0.0%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Baa1	30,000	30,406
7.73% 9/15/12	Baa1	10,795	10,733

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Delta Air Lines, Inc. pass thru trust certificate 7.57% 11/18/10	Aa2	$ 30,000	$ 31,557
			72,696
Commercial Services & Supplies - 0.3%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	290,000	288,550
7.625% 1/1/06	Ba3	285,000	280,725
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	210,000	205,800
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	220,000	198,000
Iron Mountain, Inc. 8.25% 7/1/11	B2	55,000	54,863
Iron Mountain, Inc. 8.625% 4/1/13	B2	215,000	215,000
Pierce Leahy Command Co. yankee 8.125% 5/15/08	B2	85,000	84,575
Pierce Leahy Corp. 9.125% 7/15/07	B2	115,000	119,025
			1,446,538
Machinery - 0.1%
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	B3	430,000	455,800
Numatics, Inc. 9.625% 4/1/08	Caa2	30,000	18,900
Tyco International Group SA yankee 6.75% 2/15/11	Baa1	120,000	118,997
			593,697
Marine - 0.1%
Teekay Shipping Corp. 8.875% 7/15/11 (f)	Ba2	505,000	512,575
Road & Rail - 0.3%
Canadian National Railway Co. yankee 6.9% 7/15/28	Baa2	150,000	139,343
CSX Corp.:
6.25% 10/15/08	Baa2	60,000	58,097
6.46% 6/22/05	Baa2	100,000	101,200
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	220,000	225,020
TFM SA de CV yankee 0% 6/15/09 (e)	B1	970,000	824,500
			1,348,160
TOTAL INDUSTRIALS			4,574,616
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.1%
Spectrasite Holdings, Inc. 0% 3/15/10 (e)	B3	1,220,000	488,000
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 0.0%
Compaq Computer Corp. 7.45% 8/1/02	Baa2	$ 100,000	$ 101,638
IT Consulting & Services - 0.0%
Comdisco, Inc.:
6.375% 11/30/01	Caa1	75,000	57,000
7.25% 9/1/02	Caa1	95,000	72,200
			129,200
Semiconductor Equipment & Products - 0.2%
Micron Technology, Inc. 6.5% 9/30/05 (j)	B3	1,000,000	860,000
TOTAL INFORMATION TECHNOLOGY			1,578,838
MATERIALS - 0.9%
Chemicals - 0.2%
Avecia Group PLC yankee 11% 7/1/09	B2	600,000	597,000
Huntsman Corp. 9.5% 7/1/07 (f)	Caa1	745,000	461,900
IMC Global, Inc. 7.4% 11/1/02	Ba2	85,000	80,538
			1,139,438
Containers & Packaging - 0.3%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11 (f)	B2	70,000	70,350
Crown Cork & Seal, Inc.:
6.75% 4/15/03	Caa3	50,000	24,000
7.125% 9/1/02	Caa3	285,000	163,875
7.375% 12/15/26	Caa3	100,000	37,000
8% 4/15/23	Caa3	30,000	11,100
8.375% 1/15/05	Caa3	125,000	50,000
Gaylord Container Corp.:
9.375% 6/15/07	Caa1	360,000	226,800
9.75% 6/15/07	Caa1	660,000	415,800
Packaging Corp. of America 9.625% 4/1/09	B1	375,000	397,500
			1,396,425
Metals & Mining - 0.3%
Century Aluminum Co. 11.75% 4/15/08 (f)	Ba3	30,000	31,500
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	310,000	325,500
Phelps Dodge Corp. 8.75% 6/1/11	Baa2	805,000	794,133
			1,151,133

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Paper & Forest Products - 0.1%
Potlatch Corp. 6.25% 3/15/02	Baa3	$ 80,000	$ 77,600
Riverwood International Corp. 10.625% 8/1/07 (f)	B3	275,000	281,875
			359,475
TOTAL MATERIALS			4,046,471
TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 0.9%
AT&T Corp. 6.5% 3/15/29	A2	115,000	97,913
British Telecommunications PLC 7.875% 12/15/05	Baa1	100,000	105,313
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (f)	Baa1	100,000	107,282
Citizens Communications Co.:
8.5% 5/15/06	Baa2	70,000	71,393
9.25% 5/15/11	Baa2	115,000	119,123
Deutsche Telekom International Finance BV 8.25% 6/15/30	A3	80,000	81,164
France Telecom SA:
7.2% 3/1/06 (f)	A3	50,000	51,501
8.5% 3/1/31 (f)	A3	60,000	62,747
Intermedia Communications, Inc.:
0% 7/15/07 (e)	B2	455,000	401,538
0% 3/1/09 (e)	B3	250,000	182,500
8.6% 6/1/08	B2	10,000	9,750
8.875% 11/1/07	B2	25,000	24,375
Koninklijke KPN NV yankee 7.5% 10/1/05	Baa2	100,000	99,111
McCaw International Ltd. 0% 4/15/07 (e)	Caa1	982,000	274,960
Nextel International, Inc. 12.75% 8/1/10	Caa1	170,000	52,700
NTL Communications Corp. 0% 10/1/08 (e)	B3	605,000	260,150
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	140,000	137,740
Telefonica Europe BV 8.25% 9/15/30	A2	90,000	94,426
Telefonos de Mexico SA de CV 8.25% 1/26/06 (f)	Baa3	80,000	82,400
Teleglobe Canada, Inc. yankee 7.7% 7/20/29	Baa1	5,000	4,881
TELUS Corp. yankee 8% 6/1/11	Baa2	105,000	106,775
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Tritel PCS, Inc. 0% 5/15/09 (e)	B3	$ 685,000	$ 417,850
Triton PCS, Inc. 0% 5/1/08 (e)	B3	1,585,000	1,252,150
			4,097,742
Wireless Telecommunication Services - 1.9%
AT&T Wireless Services, Inc. 7.875% 3/1/11 (f)	Baa2	15,000	15,038
Dobson Communications Corp. 10.875% 7/1/10	B3	230,000	230,000
Echostar Broadband Corp. 10.375% 10/1/07	B1	1,440,000	1,432,800
Horizon PCS, Inc. 0% 10/1/10 (e)	Caa1	545,000	207,100
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	810,000	704,700
Nextel Communications, Inc.:
0% 10/31/07 (e)	B1	2,760,000	1,821,600
0% 2/15/08 (e)	B1	160,000	104,000
Orange PLC yankee 9% 6/1/09	A3	365,000	379,600
TeleCorp PCS, Inc.:
0% 4/15/09 (e)	B3	890,000	551,800
10.625% 7/15/10	B3	135,000	125,550
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	Baa1	1,635,000	1,340,700
10.375% 11/15/09	Baa1	1,080,000	1,231,200
			8,144,088
TOTAL TELECOMMUNICATION SERVICES			12,241,830
UTILITIES - 0.7%
Electric Utilities - 0.6%
AES Corp.:
9.375% 9/15/10	Ba1	600,000	600,000
9.5% 6/1/09	Ba1	185,000	188,238
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	Baa2	130,000	119,076
CMS Energy Corp.:
7.5% 1/15/09	Ba3	160,000	149,600
8.375% 7/1/03	Ba3	305,000	301,950
9.875% 10/15/07	Ba3	295,000	306,800
Hydro-Quebec yankee 8.4% 3/28/25	A2	90,000	105,180
Illinois Power Co. 7.5% 6/15/09	Baa1	60,000	60,893
Israel Electric Corp. Ltd.:
7.75% 12/15/27 (f)	A3	170,000	151,618
7.875% 12/15/26 (f)	A3	80,000	72,446

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Pacific Gas & Electric Co.:
6.75% 10/1/23	B3	$ 105,000	$ 82,950
7.05% 3/1/24	B3	55,000	44,000
7.875% 3/1/02	B3	125,000	113,750
PSI Energy, Inc. 6.65% 6/15/06 (f)	A3	65,000	64,350
Texas Utilities Co. 6.375% 1/1/08	Baa3	10,000	9,645
			2,370,496
Gas Utilities - 0.0%
Consolidated Natural Gas Co. 6.85% 4/15/11	A2	25,000	24,680
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	50,000	52,219
Sempra Energy 7.95% 3/1/10	A2	40,000	39,628
			116,527
Multi-Utilities - 0.1%
PG&E National Energy Group, Inc. 10.375% 5/16/11 (f)	Baa2	540,000	540,000
TOTAL UTILITIES			3,027,023
TOTAL NONCONVERTIBLE BONDS			62,428,886
TOTAL CORPORATE BONDS (Cost $68,503,353)			65,753,768
U.S. Government and Government Agency Obligations - 2.0%

U.S. Government Agency Obligations - 0.8%
Fannie Mae:
5.25% 6/15/06	Aaa	85,000	83,778
5.5% 5/2/06	AA-	125,000	123,750
6% 5/15/08	Aaa	350,000	352,296
6.25% 2/1/11	Aa2	65,000	64,177
7.25% 1/15/10	Aaa	200,000	214,906
7.25% 5/15/30	Aaa	105,000	113,742
Federal Home Loan Bank:
5% 2/28/03	Aaa	870,000	877,343
6.375% 11/15/02	Aaa	180,000	184,950
Freddie Mac:
5.75% 3/15/09	Aaa	510,000	501,631
5.875% 3/21/11	Aa2	205,000	196,704
6% 6/15/11	Aaa	150,000	147,840
6.875% 1/15/05	Aaa	85,000	89,356
6.875% 9/15/10	Aaa	300,000	314,859
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			3,265,332
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Treasury Obligations - 1.2%
U.S. Treasury Bills, yield at date of purchase 3.59% to 3.99% 7/12/01 (g)	-	$ 1,200,000	$ 1,198,907
U.S. Treasury Bonds:
6.125% 11/15/27	Aaa	595,000	612,475
6.25% 5/15/30	Aaa	120,000	127,105
6.875% 8/15/25	Aaa	25,000	28,027
8.125% 8/15/19	Aaa	1,080,000	1,344,762
8.875% 8/15/17	Aaa	50,000	65,633
8.875% 2/15/19	Aaa	259,000	343,175
11.25% 2/15/15	Aaa	240,000	363,149
U.S. Treasury Notes:
5.75% 8/15/03	Aaa	310,000	318,813
6.5% 2/15/10	Aaa	125,000	134,258
7% 7/15/06	Aaa	420,000	455,570
7.25% 8/15/04	Aaa	20,000	21,469
7.875% 11/15/04	Aaa	288,000	315,406
TOTAL U.S. TREASURY OBLIGATIONS			5,328,749
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $8,379,210)			8,594,081
U.S. Government Agency - Mortgage Securities - 2.6%

Fannie Mae - 2.0%
6% 4/1/13 to 1/1/29	Aaa	979,655	966,488
6.5% 2/1/26 to 6/1/31	Aaa	3,164,531	3,118,671
7% 8/1/25 to 12/1/29	Aaa	2,167,655	2,180,444
7.5% 5/1/24 to 12/1/30	Aaa	1,533,744	1,565,687
7.5% 7/1/31 (k)	Aaa	1,130,000	1,152,600
TOTAL FANNIE MAE			8,983,890
Freddie Mac - 0.1%
7.5% 8/1/28	Aaa	109,128	111,685
Government National Mortgage Association - 0.5%
6.5% 8/15/27	Aaa	522,070	517,173
7% 7/15/28	Aaa	697,591	703,911
7.5% 1/15/26 to 8/15/28	Aaa	645,266	661,937
8% 8/15/30	Aaa	334,237	346,246
8.5% 11/15/30	Aaa	64,680	67,590
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			2,296,857
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $11,304,865)			11,392,432
Asset-Backed Securities - 0.2%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Airplanes pass thru trust 10.875% 3/15/19	Ba2	$ 158,032	$ 90,078
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	150,000	151,898
Capita Equipment Receivables Trust 6.48% 10/15/06	Baa2	100,000	99,969
CIT Marine Trust 5.8% 4/15/10	Aaa	117,414	119,121
CPS Auto Grantor Trust 6.55% 8/15/02	Aaa	5,699	5,687
CPS Auto Receivables Trust 6% 8/15/03	Aaa	33,894	33,916
CSXT Trade Receivables Master Trust 6% 7/26/04	Aaa	180,000	181,041
DaimlerChrysler Auto Trust 5.16% 1/6/05	Aaa	130,000	130,630
Ford Credit Auto Owner Trust:
5.71% 9/15/05	A2	35,000	34,978
6.4% 12/15/02	Aaa	50,000	50,758
7.03% 11/15/03	Aaa	24,000	24,540
Petroleum Enhanced Trust Receivables Offering Petroleum Trust 4.5313% 2/5/03 (f)(h)	Baa2	21,631	21,570
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	50,000	52,252
UAF Auto Grantor Trust 6.1% 1/15/03 (f)	Aaa	41,470	41,333
TOTAL ASSET-BACKED SECURITIES (Cost $1,103,042)			1,037,771
Collateralized Mortgage Obligations - 0.1%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 7.0977% 12/29/25 (f)(h)	Ba3	124,575	59,121
Collateralized Mortgage Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Government Agency - 0.1%
Fannie Mae:
REMIC planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	Aaa	$ 100,000	$ 94,937
Series 1999-57 Class PH, 6.5% 12/25/29	Aaa	100,000	96,242
sequential pay Series 2000-49 Class A, 8% 3/18/27	Aaa	148,751	155,165
TOTAL U.S. GOVERNMENT AGENCY			346,344
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $407,679)			405,465
Commercial Mortgage Securities - 0.6%

Asset Securitization Corp. Series 1995-MD4 Class A1, 7.1% 8/13/29	AAA	196,650	204,183
Banc America Commercial Mortgage, Inc. Series 2001-1 Class X, 1.0934% 4/15/36 (h)	Aaa	1,472,200	98,223
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	AA	100,000	102,871
Class B, 7.48% 2/1/08	A	80,000	82,125
CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1A Class E, 5.2838% 1/10/13 (f)(h)	Baa1	220,000	220,274
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	200,000	199,718
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	140,000	131,688
First Chicago/Lennar Trust I weighted average coupon Series 1997-CHL1 Class E, 8.0835% 4/29/39 (h)	-	320,000	252,221
FMAC Loan Receivables Trust weighted average coupon:
Series 1997-A Class E, 8.114% 4/15/19 (f)(h)	-	250,000	48,750
Series 1997-B Class E, 7.8912% 9/15/19 (f)(h)	-	100,000	4,000
G Force CDO 2001 Ltd./G Force CDO 2001 1 Corp. Series 2001-1A Class E, 8.8% 1/20/12	BBB-	69,792	65,441

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 10/15/28 (f)	Ba1	$ 250,000	$ 236,797
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.9699% 4/13/31 (f)(h)	Baa3	180,000	168,863
LTC Commercial Mortgage pass thru certificates:
Series 1996-1 Class E, 9.16% 4/15/28	BB-	500,000	398,906
Series 1998-1 Class A, 6.029% 5/30/30 (f)	AAA	100,397	99,612
Nomura Depositor Trust floater Series 1998-ST1A Class B2, 8.6225% 1/15/03 (f)(h)	-	125,000	118,327
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	AAA	80,000	81,906
Thirteen Affiliates of General Growth Properties, Inc. Series 1:
Class D2, 6.992% 12/15/10 (f)	Baa2	140,000	136,019
Class E2, 7.224% 12/15/10 (f)	Baa3	100,000	95,156
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $3,139,537)			2,745,080
Foreign Government and Government Agency Obligations (i) - 0.0%

United Mexican States:
8.375% 1/14/11	Baa3	70,000	70,700
9.875% 2/1/10	Baa3	80,000	87,520
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $151,914)			158,220
Supranational Obligations - 0.0%

Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $149,057)	Aaa	150,000	153,950
Floating Rate Loans - 1.8%

CONSUMER DISCRETIONARY - 0.3%
Auto Components - 0.0%
Exide Corp. Tranche B term loan 9.1162% 3/18/05 (h)	-	98,292	93,377
Floating Rate Loans - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - 0.1%
Six Flags Theme Park, Inc. Tranche B term loan 6.9733% 9/30/05 (h)	Ba2	$ 530,000	$ 535,300
Starwood Hotels & Resorts Worldwide, Inc. term loan 6.5013% 2/23/03 (h)	-	75,000	75,281
			610,581
Household Durables - 0.1%
Sealy Mattress Co.:
Tranche B term loan 5.9375% 12/15/04 (h)	Ba3	91,543	92,230
Tranche C term loan 6.1875% 12/15/05 (h)	Ba3	65,864	66,358
Tranche D term loan 6.4375% 12/15/06 (h)	Ba3	86,236	86,882
			245,470
Media - 0.1%
Pegasus Media & Communications, Inc. Tranche B term loan 7.3125% 4/30/05 (h)	-	228,102	222,399
TOTAL CONSUMER DISCRETIONARY			1,171,827
CONSUMER STAPLES - 0.0%
Tobacco - 0.0%
UST, Inc. Tranche B term loan 7.1579% 2/16/05 (h)	A2	198,251	200,729
FINANCIALS - 0.5%
Diversified Financials - 0.5%
Acterna LLC Tranche B term loan 6.96% 9/30/07 (h)	-	151,624	141,011
AES New York Funding Tranche B term loan 7.5625% 5/14/02 (h)	-	200,000	200,000
American Tower LP:
Tranche A term loan 6.7593% 6/30/07 (h)	Ba3	100,000	99,000
Tranche B term loan 8.01% 12/31/07 (h)	-	300,000	300,000
Charter Communication Operating LLC Tranche B term loan 6.91% 3/18/08 (h)	Ba3	730,000	720,875
Nextel Finance Co.:
Tranche B term loan 7.415% 6/30/08 (h)	Ba2	300,000	277,500
Tranche C term loan 7.75% 12/31/08 (h)	Ba2	300,000	277,500
Tritel Holding Corp. Tranche B term loan 8.4% 12/31/07 (h)	B2	230,000	228,275
			2,244,161

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Oxford Health Plans, Inc. Tranche B term loan 8.2832% 6/30/06 (h)	-	$ 140,625	$ 140,977
Unilab Corp. Tranche B term loan 7.6875% 11/23/06 (h)	B1	194,278	196,464
			337,441
INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc.:
Tranche B term loan 6.6644% 7/21/06 (h)	Ba3	137,897	136,863
Tranche C term loan 6.9399% 7/21/07 (h)	Ba3	165,476	164,235
Crown Castle Operating Co. Tranche B term loan 6.46% 3/15/08 (h)	Ba3	350,000	350,875
			651,973
Machinery - 0.1%
SPX Corp. Tranche C term loan 7.1252% 12/31/07 (h)	-	249,375	249,687
TOTAL INDUSTRIALS			901,660
MATERIALS - 0.3%
Chemicals - 0.2%
Huntsman ICI Chemicals LLC:
Tranche B term loan 7.2006% 6/30/07 (h)	-	115,940	116,955
Tranche C term loan 7.219% 6/30/08 (h)	-	211,657	213,509
Lyondell Chemical Co. sr. secured Tranche E term loan 8.5063% 5/17/06 (h)	-	392,687	401,523
PMD Group, Inc. Tranche B term loan 7.5391% 9/30/08 (h)	-	200,000	202,000
			933,987
Containers & Packaging - 0.1%
Packaging Corp. of America Tranche B term loan 5.75% 6/29/07 (h)	-	168,058	168,058
U.S. Can Corp. Tranche B term loan 8.33% 10/4/08 (h)	-	99,306	98,313
			266,371
TOTAL MATERIALS			1,200,358
Floating Rate Loans - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.2%
Insight Midwest Holdings LLC Tranche B term loan 6.5625% 12/31/09 (h)	-	$ 500,000	$ 502,500
Triton PCS, Inc. Tranche B term loan 6.9063% 2/4/07 (h)	-	500,000	496,250
			998,750
Wireless Telecommunication Services - 0.2%
Microcell Telecommunications, Inc. Tranche E term loan 7.22% 3/1/06 (h)	-	500,000	450,000
Spectrasite Communications, Inc. Tranche B term loan 7.5967% 6/30/06 (h)	-	130,000	123,175
Western Wireless Corp. Tranche A term loan 6.16% 3/31/08 (h)	Ba2	400,000	396,000
			969,175
TOTAL TELECOMMUNICATION SERVICES			1,967,925
TOTAL FLOATING RATE LOANS (Cost $8,151,542)			8,024,101
Commercial Paper - 0.1%

British Telecommunications PLC 4.8538% 10/9/01 (h) (Cost $249,864)	250,000	249,170
Money Market Funds - 4.4%
	Shares
Fidelity Cash Central Fund, 4.09% (c)	12,307,214	12,307,214
Fidelity Money Market Central Fund, 4.21% (c)	6,797,743	6,797,743
Fidelity Securities Lending Cash Central Fund, 4.02% (c)	411,900	411,900
TOTAL MONEY MARKET FUNDS (Cost $19,516,857)		19,516,857
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $453,197,394)		442,340,830
NET OTHER ASSETS - 0.3%		1,502,236
NET ASSETS - 100%		$ 443,843,066
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
59 S&P 500 Stock Index Contracts	Sept. 2001	$ 18,167,575	$ (893,220)
The face value of futures purchased as a percentage of net assets - 4.1%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $11,471,990 or 2.6% of net assets.

(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,098,998.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	11/1/99	$ 787,500
(k) Security purchased on a delayed or when-issued basis.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	5.6%	AAA, AA, A	5.0%
Baa	2.8%	BBB	2.2%
Ba	2.9%	BB	3.1%
B	7.7%	B	7.6%
Caa	1.6%	CCC	1.2%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 1.1%. FMR has determined that unrated debt securities that are lower quality account for 1.1% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $82,303,653 and $98,871,212, respectively of which long-term U.S. Government and government agency obligations aggregated $13,896,750 and $19,170,340, respectively.

The market value of futures contracts opened and closed during the period amounted to $41,016,688 and $39,597,351, respectively.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $860,000 or 0.2% of net assets.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these instruments amounted to $8,024,101 or 1.8% of net assets.
Income Tax Information

At June 30, 2001, the aggregate cost of investment securities for income tax purposes was $452,830,695. Net unrealized depreciation aggregated $10,489,865, of which $51,469,211 related to appreciated investment securities and $61,959,076 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $395,844) (cost $453,197,394) - See accompanying schedule		$ 442,340,830
Cash		330,529
Receivable for investments sold		2,194,390
Receivable for fund shares sold		276,530
Dividends receivable		208,534
Interest receivable		1,387,691
Receivable for daily variation on futures contracts		69,325
Other receivables		219
Total assets		446,808,048
Liabilities
Payable for investments purchased Regular delivery	$ 1,053,955
Delayed delivery	1,160,722
Payable for fund shares redeemed	53,249
Accrued management fee	216,496
Distribution fees payable	1,973
Other payables and accrued expenses	66,687
Collateral on securities loaned, at value	411,900
Total liabilities		2,964,982
Net Assets		$ 443,843,066
Net Assets consist of:
Paid in capital		$ 460,545,821
Undistributed net investment income		7,817,905
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,770,891)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(11,749,769)
Net Assets		$ 443,843,066
Initial Class: Net Asset Value, offering price and redemption price per share ($427,590,466 ÷ 33,438,967 shares)		$12.79
Service Class: Net Asset Value, offering price and redemption price per share ($10,997,633 ÷ 865,147 shares)		$12.71
Service Class 2: Net Asset Value, offering price and redemption price per share ($5,254,967 ÷ 414,647 shares)		$12.67

Statement of Operations

	Six months ended June 30, 2001 (Unaudited)
Investment Income Dividends		$ 1,957,179
Interest		5,732,568
Security lending		9,500
Total income		7,699,247
Expenses
Management fee	$ 1,334,813
Transfer agent fees	152,804
Distribution fees	10,901
Accounting and security lending fees	87,698
Non-interested trustees' compensation	818
Custodian fees and expenses	12,669
Audit	13,654
Legal	1,136
Reports to shareholders	37,486
Miscellaneous	214
Total expenses before reductions	1,652,193
Expense reductions	(2,471)	1,649,722
Net investment income		6,049,525
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(11,815,323)
Foreign currency transactions	17
Futures contracts	(1,884,444)	(13,699,750)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(20,591,335)
Assets and liabilities in foreign currencies	(28)
Futures contracts	(57,317)	(20,648,680)
Net gain (loss)		(34,348,430)
Net increase (decrease) in net assets resulting from operations		$ (28,298,905)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Operations Net investment income	$ 6,049,525	$ 14,340,647
Net realized gain (loss)	(13,699,750)	16,729,357
Change in net unrealized appreciation (depreciation)	(20,648,680)	(102,678,511)
Net increase (decrease) in net assets resulting from operations	(28,298,905)	(71,608,507)
Distributions to shareholders From net investment income	(13,343,864)	(11,727,781)
From net realized gain	(16,105,049)	(47,570,525)
Total distributions	(29,448,913)	(59,298,306)
Share transactions - net increase (decrease)	3,885,938	37,231,520
Total increase (decrease) in net assets	(53,861,880)	(93,675,293)
Net Assets
Beginning of period	497,704,946	591,380,239
End of period (including undistributed net investment income of $7,817,905 and $15,347,357, respectively)	$ 443,843,066	$ 497,704,946

Other Information:
	Six months ended June 30, 2001 (Unaudited)		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	1,407,564	$ 18,498,741	3,923,103	$ 63,060,473
Reinvested	2,071,741	28,507,156	3,619,549	58,129,957
Redeemed	(3,502,317)	(45,740,931)	(5,674,304)	(91,790,709)
Net increase (decrease)	(23,012)	$ 1,264,966	1,868,348	$ 29,399,721
Service Class Sold	49,805	$ 662,883	313,089	$ 5,014,523
Reinvested	53,533	732,326	72,504	1,157,887
Redeemed	(107,714)	(1,378,918)	(108,353)	(1,714,212)
Net increase (decrease)	(4,376)	$ 16,291	277,240	$ 4,458,198
Service Class 2 A Sold	195,646	$ 2,557,350	230,119	$ 3,591,200
Reinvested	15,343	209,431	655	10,461
Redeemed	(12,526)	(162,100)	(14,590)	(228,060)
Net increase (decrease)	198,463	$ 2,604,681	216,184	$ 3,373,601
Distributions From net investment income Initial Class		$ 12,927,664		$ 11,501,649
Service Class		322,572		224,107
Service Class 2 A		93,628		2,025
Total		$ 13,343,864		$ 11,727,781
From net realized gain Initial Class		$ 15,579,492		$ 46,628,308
Service Class		409,754		933,781
Service Class 2 A		115,803		8,436
Total		$ 16,105,049		$ 47,570,525
		$ 29,448,913		$ 59,298,306

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2001	Years ended December 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997	1996
Net asset value, beginning of period	$ 14.41	$ 18.38	$ 17.03	$ 16.36	$ 13.10	$ 11.77
Income from Investment Operations
Net investment income	.17 D	.42D	.40D	.41D	.36D	.21
Net realized and unrealized gain (loss)	(.93)	(2.52)	2.04	2.19	2.92	2.08
Total from investment operations	(.76)	(2.10)	2.44	2.60	3.28	2.29
Less Distributions
From net investment income	(.39)	(.37)	(.41)	(.34)	-	(.21)
From net realized gain	(.47)	(1.50)	(.68)	(1.59)	(.02)	(.75)
Total distributions	(.86)	(1.87)	(1.09)	(1.93)	(.02)	(.96)
Net asset value, end of period	$ 12.79	$ 14.41	$ 18.38	$ 17.03	$ 16.36	$ 13.10
Total Return B, C	(5.69)%	(12.47)%	15.26%	17.57%	25.07%	20.04%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 427,590	$ 482,165	$ 580,555	$ 528,874	$ 483,231	$ 253,024
Ratio of expenses to average net assets	.72% A	.69%	.71%	.73%	.77%	.87%
Ratio of expenses to average net assets after all expense reductions	.72% A	.68% F	.70% F	.72% F	.76% F	.85% F
Ratio of net investment income to average net assets	2.65% A	2.61%	2.38%	2.60%	2.44%	2.63%
Portfolio turnover rate	38% A	147%	92%	98%	90%	120%

Financial Highlights - Service Class

	Six months ended June 30, 2001	Years ended December 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997 E
Net asset value, beginning of period	$ 14.32	$ 18.28	$ 16.96	$ 16.35	$ 15.94
Income from Investment Operations
Net investment income D	.16	.40	.38	.40	.07
Net realized and unrealized gain (loss)	(.93)	(2.50)	2.03	2.14	.34
Total from investment operations	(.77)	(2.10)	2.41	2.54	.41
Less Distributions
From net investment income	(.37)	(.36)	(.41)	(.34)	-
From net realized gain	(.47)	(1.50)	(.68)	(1.59)	-
Total distributions	(.84)	(1.86)	(1.09)	(1.93)	-
Net asset value, end of period	$ 12.71	$ 14.32	$ 18.28	$ 16.96	$ 16.35
Total Return B, C	(5.79)%	(12.54)%	15.13%	17.18%	2.57%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 10,998	$ 12,449	$ 10,825	$ 3,165	$ 10
Ratio of expenses to average net assets	.82% A	.80%	.82%	.89%	.87% A
Ratio of expenses to average net assets after all expense reductions	.82% A	.79% F	.81% F	.88% F	.87% A
Ratio of net investment income to average net assets	2.54% A	2.50%	2.27%	2.65%	2.70% A
Portfolio turnover rate	38% A	147%	92%	98%	90%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

	Six months ended June 30, 2001	Year ended December 31,
Selected Per-Share Data	(Unaudited)	2000 E
Net asset value, beginning of period	$ 14.30	$ 17.78
Income from Investment Operations
Net investment income D	.15	.34
Net realized and unrealized gain (loss)	(.93)	(1.96)
Total from investment operations	(.78)	(1.62)
Less Distributions
From net investment income	(.38)	(.36)
From net realized gain	(.47)	(1.50)
Total distributions	(.85)	(1.86)
Net asset value, end of period	$ 12.67	$ 14.30
Total Return B, C	(5.88)%	(10.21)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 5,255	$ 3,091
Ratio of expenses to average net assets	.98% A	.97% A
Ratio of expenses to average net assets after all expense reductions	.98% A	.95% A, F
Ratio of net investment income to average net assets	2.38% A	2.33% A
Portfolio turnover rate	38% A	147%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Asset Manager: Growth Portfolio

Notes to Financial Statements

For the period ended June 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Asset Manager: Growth Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) (referred to in this report as Fidelity Variable Insurance Products: Asset Manager: Growth Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Each class calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, futures transactions, foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $283,128 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Asset Manager: Growth Portfolio

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .58% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each Service Class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. For the period, this fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, each class paid FDC the following amounts, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 5,794
Service Class 2	5,107
$ 10,901

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

For the period the following amounts were paid to FIIOC:

Initial Class	$ 147,243
Service Class	4,017
Service Class 2	1,544
$ 152,804

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc.(FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee.

The Fidelity Money Market Central Fund is principally used for the fund's strategic allocation to money market investments. The Fidelity Securities Lending Cash Central Fund and the Fidelity Cash Central Fund are principally used for allocation of available cash. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements. Distributions from the Central Funds to the fund totaled $499,704 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on their pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral(in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Asset Manager: Growth Portfolio

Notes to Financial Statements (Unaudited) - continued

7. Expense Reductions.

Certain security trades were directed to brokers who paid $827 of the fund's expenses. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, credits reduced the fund's custody fees by $1,644.

8. Beneficial Interest.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 63% of the outstanding shares of the fund.

Asset Manager: Growth Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on March 29, 2001. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	14,308,823,743.47	92.057
Against	258,325,621.27	1.662
Abstain	976,343,698.91	6.281
TOTAL	15,543,493,063.65	100.000
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	14,121,087,660.81	90.849
Against	418,368,837.43	2.691
Abstain	1,004,036,565.41	6.460
TOTAL	15,543,493,063.65	100.000
PROPOSAL 3
To elect the fourteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	15,154,409,605.27	97.497
Withheld	389,083,458.38	2.503
TOTAL	15,543,493,063.65	100.000
Ralph F. Cox
Affirmative	15,129,005,401.07	97.333
Withheld	414,487,662.58	2.667
TOTAL	15,543,493,063.65	100.000
Phyllis Burke Davis
Affirmative	15,129,404,134.81	97.336
Withheld	414,088,928.84	2.664
TOTAL	15,543,493,063.65	100.000
Robert M. Gates
Affirmative	15,147,044,856.90	97.449
Withheld	396,448,206.75	2.551
TOTAL	15,543,493,063.65	100.000
Abigail P. Johnson
Affirmative	15,114,183,093.39	97.238
Withheld	429,309,970.26	2.762
TOTAL	15,543,493,063.65	100.000
Edward C. Johnson 3d
Affirmative	15,120,517,923.39	97.279
Withheld	422,975,140.26	2.721
TOTAL	15,543,493,063.65	100.000
Donald J. Kirk
Affirmative	15,146,564,785.62	97.446
Withheld	396,928,278.03	2.554
TOTAL	15,543,493,063.65	100.000
	# of Votes Cast	% of Votes Cast
Marie L. Knowles
Affirmative	15,155,243,168.95	97.502
Withheld	388,249,894.70	2.498
TOTAL	15,543,493,063.65	100.000
Ned C. Lautenbach
Affirmative	15,158,046,761.05	97.520
Withheld	385,446,302.60	2.480
TOTAL	15,543,493,063.65	100.000
Peter S. Lynch
Affirmative	15,158,407,202.15	97.523
Withheld	385,085,861.50	2.477
TOTAL	15,543,493,063.65	100.000
Marvin L. Mann
Affirmative	15,142,548,326.72	97.420
Withheld	400,944,736.93	2.580
TOTAL	15,543,493,063.65	100.000
William O. McCoy
Affirmative	15,148,976,308.20	97.462
Withheld	394,516,755.45	2.538
TOTAL	15,543,493,063.65	100.000
Robert C. Pozen
Affirmative	15,153,117,320.84	97.488
Withheld	390,375,742.81	2.512
TOTAL	15,543,493,063.65	100.000
William S. Stavropoulos
Affirmative	15,130,986,737.33	97.346
Withheld	412,506,326.32	2.654
TOTAL	15,543,493,063.65	100.000
PROPOSAL 4
To ratify the selection of Deloitte & Touche LLP as independent accountants of each fund.
	# of Votes Cast	% of Votes Cast
Affirmative	30,685,342.368	93.601
Against	375,495.496	1.145
Abstain	1,722,346.198	5.254
TOTAL	32,783,184.062	100.000
PROPOSAL 5
To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for Asset Manager: Growth Portfolio and Contrafund Portfolio.
	# of Votes Cast	% of Votes Cast
Affirmative	30,013,113.156	91.550
Against	723,456.654	2.207
Abstain	2,046,614.252	6.243
TOTAL	32,783,184.062	100.000
PROPOSAL 6
To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for Asset Manager: Growth Portfolio and Contrafund Portfolio.
	# of Votes Cast	% of Votes Cast
Affirmative	29,864,429.487	91.097
Against	787,858.342	2.403
Abstain	2,130,896.233	6.500
TOTAL	32,783,184.062	100.000
PROPOSAL 7
To amend each fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	29,729,792.789	90.686
Against	795,829.139	2.428
Abstain	2,257,562.134	6.886
TOTAL	32,783,184.062	100.000

*Denotes trust-wide proposals and voting results.

Asset Manager: Growth Portfolio

Semiannual Report

Asset Manager: Growth Portfolio

Asset Manager: Growth Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Money Management, Inc. (FIMM)

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Bart Grenier, Vice President

Charles S. Morrison II, Vice President

Mark J. Notkin, Vice President

Steven J. Snider, Vice President

John Todd, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos *

Advisory Board

Robert C. Pozen

* Independent trustees

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

The Chase Manhattan Bank
New York, NY

VIPAMG-SANN-0801 141355
1.705700.103

Fidelity® Variable Insurance Products:

Asset ManagerSM  Portfolio

Semiannual Report

June 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Environment	3	A review of what happened in world markets during the past six months.
Performance and Investment Summary	4	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	7	The manager's review of fund performance, strategy and outlook.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	24	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	28	Notes to the financial statements.
Proxy Voting Results	32

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiannual Report

Market Environment

There's an expression in financial quarters that says, "When the United States sneezes, the world catches cold." That would seem to be a pretty fair statement judging by the performance of the global economy during the six-month period ending June 30, 2001. Considering that more than a third of all goods sold in the U.S. are imports - compared to 20% a decade ago - the sharp deceleration of the domestic economy had far-reaching ramifications. Asia, the Pacific Rim, Europe and many other parts of the world - particularly technology exporters - were negatively affected by slowing U.S. demand. Higher energy costs also put a damper on global economic growth through the first half of 2001. The news was better in the second quarter of the year, at least for U.S. stocks. The second quarter gains of U.S. equity stock funds were the biggest since the fourth quarter of 1999, according to Lipper Inc.

U.S. Stock Markets

Despite extreme volatility during the first half of 2001, opportunities for strong returns were still abundant for equity investors. In short, big was anything but better during the first half of the year. Small- and mid-cap value stocks were the top performers, while large-cap growth fell from favor. The technology and telecommunications industries were the primary victims of this fallout. The "irrational exuberance" - a phrase coined by Federal Reserve Board chairman Alan Greenspan a few years ago to describe the extraordinary run-up in these new economy stocks - quickly evaporated as economic growth slowed and earnings disappointments piled up. In response, investors turned to the long-neglected value arena, where many companies demonstrated real earnings growth and reasonable valuations. A look at the numbers reveals the performance discrepancy between the large-cap growth and mid- to small-cap value styles: For the six-month period ending June 30, 2001, the Russell 2000® Value Index - a measure of small-cap value stock performance - gained 12.72%. Its large-cap growth counterpart, the Russell 1000® Growth Index, declined 14.24%. Other growth-oriented indexes demonstrated a similar shortfall. The large-cap weighted Standard & Poor's 500SM Index fell 6.70%, while the tech- and telecom-heavy NASDAQ Composite® Index lost 12.40%. The Dow Jones Industrial AverageSM, a blend of 30 blue-chip companies - 23 of which fall into the value category - finished the six-month period down 1.86%.

Foreign Stock Markets

The performance of international equity markets echoed that of their U.S. counterparts during the first half of 2001. Slowing economic growth led to a sell-off in the so-called TMT sectors - meaning technology, media and telecommunications. As a result, margin pressures and a decline in capital expenditures took a heavy toll on corporate earnings, causing the Morgan Stanley Capital InternationalSM Europe, Australasia and Far East (MSCI® EAFE®) Index to drop 14.45%. Europe accounted for much of the weakness. The global slowdown reduced export activity, and the European Central Bank's reluctance to cut interest rates due to inflation fears was greeted negatively by investors. Japan also suffered a sharp drop in exports, particularly in technology-related sectors. The Tokyo Stock Exchange Index (TOPIX), a benchmark of the Japanese stock market, fell 6.86%. On the other hand, South Korea posted one of the best performances, as the Korea Composite Stock Price Index (KOSPI) jumped 11.30% during the past six months thanks to renewed strength in semiconductor demand. Latin American stocks rebounded in the second quarter of 2001, helping the Morgan Stanley Capital International Emerging Markets Free - Latin America Index record a 6.16% gain for the first half of the year.

U.S. Bond Markets

Investment-grade bonds extended their recent dominance over most major stock indexes for the six-month period ending June 30, 2001. The Lehman Brothers Aggregate Bond Index - a popular measure of taxable-bond performance - returned 3.62% during this time frame. Treasuries relinquished market leadership to the spread sectors, particularly corporate bonds, which stormed out of the gates in 2001. Still, the Lehman Brothers Treasury Index returned 1.95%. Overwhelming evidence of deteriorating economic growth spurred the Federal Reserve Board to aggressively ease interest rates, with a total of six cuts during the first six months of 2001. This strong positive signal of support for the economy triggered one of the best months ever for corporate bonds in January. Further yield spread tightening in the spring ensured top billing for the Lehman Brothers Credit Bond Index, which returned 5.38%. Agencies benefited from reduced political risk surrounding government-sponsored enterprises, while a still-robust housing market aided discount mortgage securities. The Lehman Brothers U.S. Agency and Mortgage-Backed Securities indexes returned 3.06% and 3.78%, respectively. High-yield bonds also chipped in with a positive six-month return, despite a negative second quarter. Overall, the Merrill Lynch High Yield Master II Index gained 3.38% in the first half of 2001.

Foreign Bond Markets

In general, emerging-markets debt outperformed developed nation investment-grade government bonds during the past six months. The J.P. Morgan Emerging Markets Bond Index Global returned 5.82% in that time frame. Russia stood out among the index's top performers, helped by a continuation of economic reforms and several credit rating upgrades. Argentina was at the opposite end of the spectrum, plagued by its slumping economy and potential debt defaults. Meanwhile, international government bonds fell 6.78%, according to the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index. European government bond performance was held back somewhat as the euro had a difficult time competing with the strong U.S. dollar.

Semiannual Report

Fidelity® Variable Insurance Products: Asset ManagerSM Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Asset Manager - Initial Class	-6.71%	9.13%	10.22%
Fidelity Asset Manager Composite	-2.67%	10.92%	10.59%
S&P 500 ®	-14.83%	14.48%	15.10%
LB Aggregate Bond	11.23%	7.48%	7.87%
LB 3 Month T-Bill	5.95%	5.48%	4.94%
Variable Annuity Flexible Portfolio Funds Average	-3.22%	10.31%	11.29%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity flexible portfolio funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 80 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

** 50% stocks, 40% bonds and 10% short-term instruments effective January 1, 1997.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Asset Manager SM  Portfolio - Initial Class on June 30, 1991. By June 30, 2001, the value of the investment would have grown to $26,464 - a 164.64% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $40,819 over the same period - a 308.19% increase on the initial investment. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $21,328 - a 113.28% increase. You can also look at how the Fidelity Asset Manager Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $27,372 - a 173.72% increase.

Investment Summary

Top Five Stocks as of June 30, 2001
% of fund's net assets
General Electric Co.	2.6
Exxon Mobil Corp.	2.0
Citigroup, Inc.	1.8
Microsoft Corp.	1.7
Pfizer, Inc.	1.7
9.8
Top Five Bond Issuers as of June 30, 2001
(with maturities greater than one year)	% of fund's net assets
Fannie Mae	8.2
U.S. Treasury Obligations	3.5
Government National Mortgage Association	2.0
Freddie Mac	1.0
Federal Home Loan Bank	1.0
15.7
Asset Allocation as of June 30, 2001
% of fund's net assets *
Stock Class	57.6%
Bond Class	38.5%
Short-Term Class	3.9%

* Foreign investments 4.9%

Asset Allocation in the pie chart reflects the categorization of assets as defined in the fund's prospectus. Financial Statement categorizations conform to accounting standards and will differ from the pie chart.

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Asset Manager - Service Class	-6.80%	9.01%	10.16%
Fidelity Asset Manager Composite	-2.67%	10.92%	10.59%
S&P 500	-14.83%	14.48%	15.10%
LB Aggregate Bond	11.23%	7.48%	7.87%
LB 3 Month T-Bill	5.95%	5.48%	4.94%
Variable Annuity Flexible Portfolio Funds Average	-3.22%	10.31%	11.29%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity flexible portfolio funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 80 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

** 50% stocks, 40% bonds and 10% short-term instruments effective January 1, 1997.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Asset Manager Portfolio - Service Class on June 30, 1991. By June 30, 2001, the value of the investment would have grown to $26,321 - a 163.21% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $40,819 over the same period - a 308.19% increase on the initial investment. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $21,328 - a 113.28% increase. You can also look at how the Fidelity Asset Manager Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $27,372 - a 173.72% increase.

Investment Summary

Top Five Stocks as of June 30, 2001
% of fund's net assets
General Electric Co.	2.6
Exxon Mobil Corp.	2.0
Citigroup, Inc.	1.8
Microsoft Corp.	1.7
Pfizer, Inc.	1.7
9.8
Top Five Bond Issuers as of June 30, 2001
(with maturities greater than one year)	% of fund's net assets
Fannie Mae	8.2
U.S. Treasury Obligations	3.5
Government National Mortgage Association	2.0
Freddie Mac	1.0
Federal Home Loan Bank	1.0
15.7
Asset Allocation as of June 30, 2001
% of fund's net assets *
Stock Class	57.6%
Bond Class	38.5%
Short-Term Class	3.9%

* Foreign investments 4.9%

Asset Allocation in the pie chart reflects the categorization of assets as defined in the fund's prospectus. Financial Statement categorizations conform to accounting standards and will differ from the pie chart.

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Asset Manager - Service Class 2	-6.99%	8.95%	10.13%
Fidelity Asset Manager Composite	-2.67%	10.92%	10.59%
S&P 500	-14.83%	14.48%	15.10%
LB Aggregate Bond	11.23%	7.48%	7.87%
LB 3 Month T-Bill	5.95%	5.48%	4.94%
Variable Annuity Flexible Portfolio Funds Average	-3.22%	10.31%	11.29%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to those of the Fidelity Asset Manager Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix.** To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity flexible portfolio funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 80 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

** 50% stocks, 40% bonds and 10% short-term instruments effective January 1, 1997.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Asset Manager Portfolio - Service Class 2 on June 30, 1991. By June 30, 2001, the value of the investment would have grown to $26,250 - a 162.50% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Standard & Poor's 500 Index would have grown to $40,819 over the same period - a 308.19% increase on the initial investment. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $21,328 - a 113.28% increase. You can also look at how the Fidelity Asset Manager Composite Index did over the same period. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $27,372 - a 173.72% increase.

Investment Summary

Top Five Stocks as of June 30, 2001
% of fund's net assets
General Electric Co.	2.6
Exxon Mobil Corp.	2.0
Citigroup, Inc.	1.8
Microsoft Corp.	1.7
Pfizer, Inc.	1.7
9.8
Top Five Bond Issuers as of June 30, 2001
(with maturities greater than one year)	% of fund's net assets
Fannie Mae	8.2
U.S. Treasury Obligations	3.5
Government National Mortgage Association	2.0
Freddie Mac	1.0
Federal Home Loan Bank	1.0
15.7
Asset Allocation as of June 30, 2001
% of fund's net assets *
Stock Class	57.6%
Bond Class	38.5%
Short-Term Class	3.9%

* Foreign investments 4.9%

Asset Allocation in the pie chart reflects the categorization of assets as defined in the fund's prospectus. Financial Statement categorizations conform to accounting standards and will differ from the pie chart.

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Bart Grenier, Portfolio Manager of Asset Manager Portfolio

Q. How did the fund perform, Bart?

A. For the six months that ended June 30, 2001, the fund trailed both the Fidelity Asset Manager Composite Index, which returned -1.48%, and the variable annuity flexible portfolio funds average tracked by Lipper Inc., which returned -2.87%. Similarly, for the one-year period that ended June 30, 2001, the fund lagged the Fidelity Composite index and Lipper average, which returned -2.67% and -3.22%, respectively.

Q. How did your asset-allocation decisions influence performance during the six-month period?

A. I continued to emphasize equities, allocating just over 57% - compared to 50% in a neutral weighting - to stocks on average during the period. Taking a longer-term view with this fund, I felt that I needed to maintain some extra exposure to higher-risk assets, such as stocks, that I felt were poised to outperform when the economy snaps back and company fundamentals begin to show signs of improving. Given the generally weak showing for stocks relative to most other asset classes during the period, having even the slightest emphasis here hurt. In contrast, our fixed-income strategy fared quite well. Overweighting bonds at the expense of cash was a plus, as was making a sizable out-of-benchmark allocation within the subportfolio to high-yield securities, which nearly doubled the return of our investment-grade debt holdings during the period and helped narrow the performance gap relative to the benchmark.

Q. What factors influenced the fund's equity holdings?

A. The quantitative models followed by Steve Snider - who directed the fund's equity investments - emphasized companies exhibiting positive earnings trends and good relative price strength. However, given the market's willingness in January to bid up many of the most beaten-down, unpromising stocks with deteriorating fundamentals and sagging prices, we gave up quite a bit relative to the index. Steve outperformed the index during the final five months of the period through strong stock picking, but it wasn't enough to pull us out of the hole that was dug at the outset of the period. The industrials sector provided us with a handful of winners, including data processing firm First Data Corporation and hotel franchiser Cendant. Health care also chipped in with drug manufacturers IVAX and Alza, which was acquired by Johnson & Johnson in June. On the down side, we suffered from being underexposed to consumer discretionary stocks, the market's top-performing sector during the period. Most of the damage came from underweighting Time Warner and AOL in January, when both stocks surged prior to their merger. Finally, while having less exposure to the lagging technology sector than the index helped, several key holdings - most notably Comverse Technology and Adobe - significantly dampened returns. We trailed our Lipper peers, because they tended to be even more conservatively postured than we were during the period.

Q. How did the fund's bond holdings fare?

A. In the high-yield portion of the fund, Mark Notkin did a great job of avoiding some of the severe credit problems that plagued several corporate issuers during the period. By far, the key to performance was strong security selection, specifically within a weak telecommunications sector, which suffered from poor fundamentals and a dwindling supply of available funding. The fund's investment-grade holdings, managed by Charlie Morrison, also performed nicely. Diversification and credit selection were key ingredients here. Having an emphasis on the spread sectors, particularly corporate bonds, in front of a backdrop of aggressive Federal Reserve Board easings and significant yield curve steepening, proved wise as these securities outperformed Treasuries by healthy margins during the period. The corporate market's strong showing was particularly noteworthy given a record amount of new supply during the period.

Q. What about the fund's short-term/money market investments?

A. On average during the past six months, we invested the strategic cash portion of the Asset Manager Portfolio's money market investments in a Fidelity money market mutual fund managed by John Todd. Given their conservative nature in a volatile environment, these investments did what they're designed to do - provide steady returns to help offset equity market volatility.

Q. What's your outlook?

A. I'm optimistic about the prospects for higher-risk assets going forward, as evidenced by the fund's overweighting in equities and high-yield bonds as of the end of the period. I feel that the ingredients for a more positive environment for these securities are now in place - namely liquidity growth, a steep yield curve, narrowing credit spreads, strong money growth and federal tax rebates.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments

Start date: September 6, 1989

Size: as of June 30, 2001, more than $3.8 billion

Manager: Bart Grenier, since 2000; joined Fidelity in 1991

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 51.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 5.3%
Auto Components - 0.0%
Exide Corp. warrants 3/18/06 (a)	942	$ 3,533
Automobiles - 0.5%
Ford Motor Co.	650,000	15,957,500
Harley-Davidson, Inc.	100,000	4,708,000
		20,665,500
Hotels, Restaurants & Leisure - 0.7%
Carnival Corp.	200,000	6,140,000
Darden Restaurants, Inc.	151,600	4,229,640
International Game Technology (a)	150,000	9,412,500
MGM Mirage, Inc. (a)	100,000	2,996,000
Starbucks Corp. (a)	200,000	4,402,000
		27,180,140
Household Durables - 0.3%
Pulte Homes, Inc.	80,000	3,410,400
Toll Brothers, Inc. (a)	75,000	2,948,250
Whirlpool Corp.	75,000	4,687,500
		11,046,150
Leisure Equipment & Products - 0.1%
Mattel, Inc.	200,000	3,784,000
Media - 0.5%
McGraw-Hill Companies, Inc.	56,000	3,704,400
NTL, Inc. warrants 10/14/08 (a)	3,742	22,452
Walt Disney Co.	459,600	13,277,844
		17,004,696
Multiline Retail - 1.9%
BJ's Wholesale Club, Inc. (a)	90,000	4,793,400
Federated Department Stores, Inc. (a)	225,000	9,562,500
Kohls Corp. (a)	125,000	7,841,250
Sears, Roebuck & Co.	334,600	14,156,926
The May Department Stores Co.	400,000	13,704,000
Wal-Mart Stores, Inc.	466,600	22,770,080
		72,828,156
Specialty Retail - 0.9%
Home Depot, Inc.	324,300	15,096,165
Talbots, Inc.	155,000	6,781,250
Tiffany & Co., Inc.	155,800	5,643,076
Venator Group, Inc. (a)	500,000	7,650,000
		35,170,491
Textiles & Apparel - 0.4%
Arena Brands Holdings Corp. Class B	8,445	211,125
Liz Claiborne, Inc.	180,000	9,081,000
Reebok International Ltd. (a)	200,000	6,390,000
		15,682,125
TOTAL CONSUMER DISCRETIONARY		203,364,791
CONSUMER STAPLES - 4.1%
Beverages - 2.4%
Anheuser-Busch Companies, Inc.	898,400	37,014,080

	Shares	Value (Note 1)
Pepsi Bottling Group, Inc.	389,800	$ 15,630,980
PepsiCo, Inc.	450,000	19,890,000
The Coca-Cola Co.	425,000	19,125,000
		91,660,060
Food & Drug Retailing - 0.4%
Safeway, Inc. (a)	150,000	7,200,000
Sysco Corp.	280,000	7,602,000
		14,802,000
Food Products - 0.4%
Quaker Oats Co.	184,000	16,790,000
Household Products - 0.6%
Colgate-Palmolive Co.	270,000	15,927,300
Kimberly-Clark Corp.	130,000	7,267,000
		23,194,300
Tobacco - 0.3%
Philip Morris Companies, Inc.	160,000	8,120,000
RJ Reynolds Tobacco Holdings, Inc.	50,000	2,730,000
		10,850,000
TOTAL CONSUMER STAPLES		157,296,360
ENERGY - 4.0%
Energy Equipment & Services - 0.4%
BJ Services Co. (a)	346,000	9,819,480
Helmerich & Payne, Inc.	80,000	2,465,600
Nabors Industries, Inc. (a)	100,000	3,720,000
		16,005,080
Oil & Gas - 3.6%
Amerada Hess Corp.	55,000	4,444,000
Apache Corp.	151,900	7,708,925
Chevron Corp.	188,200	17,032,100
EOG Resources, Inc.	130,000	4,621,500
Exxon Mobil Corp.	869,875	75,983,581
Royal Dutch Petroleum Co. (NY Shares)	450,000	26,221,500
Valero Energy Corp.	80,000	2,942,400
		138,954,006
TOTAL ENERGY		154,959,086
FINANCIALS - 10.6%
Banks - 1.8%
Bank of America Corp.	270,000	16,208,100
Bank of New York Co., Inc.	130,000	6,240,000
Golden West Financial Corp.	428,700	27,539,688
PNC Financial Services Group, Inc.	130,000	8,552,700
Washington Mutual, Inc.	300,000	11,265,000
		69,805,488
Diversified Financials - 6.6%
American Express Co.	292,500	11,349,000
Citigroup, Inc.	1,301,066	68,748,327
Countrywide Credit Industries, Inc.	105,000	4,817,400
Fannie Mae	450,000	38,317,500
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Freddie Mac	125,000	$ 8,750,000
Goldman Sachs Group, Inc.	50,000	4,290,000
J.P. Morgan Chase & Co.	530,750	23,671,450
Lehman Brothers Holdings, Inc.	303,200	23,573,800
MBNA Corp.	200,000	6,590,000
Merrill Lynch & Co., Inc.	359,600	21,306,300
Morgan Stanley Dean Witter & Co.	346,800	22,274,964
Providian Financial Corp.	171,900	10,176,480
USA Education, Inc.	100,000	7,300,000
		251,165,221
Insurance - 2.2%
AFLAC, Inc.	360,000	11,336,400
Allstate Corp.	185,000	8,138,150
American International Group, Inc.	350,000	30,100,000
Everest Re Group Ltd.	50,000	3,740,000
Marsh & McLennan Companies, Inc.	173,600	17,533,600
MGIC Investment Corp.	95,800	6,958,912
Old Republic International Corp.	75,000	2,175,000
PMI Group, Inc.	65,000	4,722,900
		84,704,962
TOTAL FINANCIALS		405,675,671
HEALTH CARE - 8.4%
Biotechnology - 0.4%
Amgen, Inc. (a)	260,700	16,176,435
Health Care Equipment & Supplies - 0.3%
Baxter International, Inc.	150,000	7,350,000
Stryker Corp.	75,000	4,113,750
		11,463,750
Health Care Providers & Services - 2.4%
Cardinal Health, Inc.	37,500	2,587,500
CIGNA Corp.	260,600	24,970,692
HCA - The Healthcare Co.	370,000	16,720,300
Oxford Health Plans, Inc. (a)	215,000	6,149,000
Tenet Healthcare Corp. (a)	80,000	4,127,200
UnitedHealth Group, Inc.	433,600	26,774,800
Universal Health Services, Inc. Class B (a)	70,000	3,185,000
Wellpoint Health Networks, Inc. (a)	70,000	6,596,800
		91,111,292
Pharmaceuticals - 5.3%
Allergan, Inc.	85,000	7,267,500
Bristol-Myers Squibb Co.	380,000	19,874,000
Eli Lilly & Co.	200,000	14,800,000
Forest Laboratories, Inc. (a)	160,000	11,360,000
IVAX Corp. (a)	300,000	11,700,000
Johnson & Johnson	759,200	37,960,000
Merck & Co., Inc.	406,000	25,947,460

	Shares	Value (Note 1)
Pfizer, Inc.	1,577,200	$ 63,166,860
Pharmacia Corp.	200,000	9,190,000
		201,265,820
TOTAL HEALTH CARE		320,017,297
INDUSTRIALS - 6.4%
Aerospace & Defense - 2.0%
Boeing Co.	309,600	17,213,760
General Dynamics Corp.	250,000	19,452,500
Lockheed Martin Corp.	300,000	11,115,000
United Technologies Corp.	362,406	26,549,864
		74,331,124
Commercial Services & Supplies - 1.0%
Cendant Corp. (a)	500,000	9,750,000
First Data Corp.	302,900	19,461,325
Waste Management, Inc.	275,000	8,475,500
		37,686,825
Industrial Conglomerates - 3.4%
General Electric Co.	2,048,100	99,844,875
Minnesota Mining & Manufacturing Co.	100,200	11,432,820
Tyco International Ltd.	360,000	19,620,000
		130,897,695
TOTAL INDUSTRIALS		242,915,644
INFORMATION TECHNOLOGY - 9.1%
Communications Equipment - 1.9%
ADC Telecommunications, Inc. (a)	866,000	5,958,080
Cisco Systems, Inc. (a)	1,174,000	22,740,380
Comverse Technology, Inc. (a)	312,400	17,997,364
Corning, Inc.	360,000	6,015,600
McDATA Corp. Class A (a)	14,222	283,729
Motorola, Inc.	571,051	9,456,605
Nortel Networks Corp.	590,000	5,363,100
Scientific-Atlanta, Inc.	80,000	3,248,000
		71,062,858
Computers & Peripherals - 1.8%
EMC Corp. (a)	386,400	11,224,920
Hewlett-Packard Co.	340,000	9,724,000
International Business Machines Corp.	319,400	36,092,200
Sun Microsystems, Inc. (a)	812,200	13,157,640
		70,198,760
Electronic Equipment & Instruments - 0.2%
Thermo Electron Corp. (a)	240,000	5,284,800
Waters Corp. (a)	100,000	2,761,000
		8,045,800
IT Consulting & Services - 0.2%
Electronic Data Systems Corp.	130,000	8,125,000
Semiconductor Equipment & Products - 2.0%
Advanced Micro Devices, Inc. (a)	400,000	11,552,000
Integrated Device Technology, Inc. (a)	100,000	3,008,000
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Intel Corp.	1,203,200	$ 36,685,568
KLA-Tencor Corp. (a)	80,000	4,696,000
LAM Research Corp. (a)	75,300	2,262,765
Texas Instruments, Inc.	580,800	18,295,200
		76,499,533
Software - 3.0%
Adobe Systems, Inc.	530,800	24,921,060
BEA Systems, Inc. (a)	75,000	2,491,500
Microsoft Corp. (a)	897,700	64,643,377
Oracle Corp. (a)	1,010,800	19,872,328
Sybase, Inc. (a)	200,000	3,290,000
		115,218,265
TOTAL INFORMATION TECHNOLOGY		349,150,216
MATERIALS - 0.2%
Chemicals - 0.2%
Sigma Aldrich Corp.	150,000	6,075,000
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.2%
BellSouth Corp.	502,300	20,227,621
McCaw International Ltd. warrants 4/16/07 (a)(g)	8,150	8,150
Ono Finance PLC rights 5/31/09 (a)(g)	1,740	5,220
Qwest Communications International, Inc.	558,495	17,799,236
Verizon Communications	175,000	9,362,500
		47,402,727
Wireless Telecommunication Services - 0.0%
Horizon PCS, Inc. warrants 10/1/10 (a)(g)	2,845	56,900
TOTAL TELECOMMUNICATION SERVICES		47,459,627
UTILITIES - 2.6%
Electric Utilities - 1.6%
Calpine Corp. (a)	70,000	2,646,000
CMS Energy Corp.	230,000	6,405,500
Duke Energy Corp.	80,000	3,120,800
Entergy Corp.	150,000	5,758,500
FPL Group, Inc.	250,000	15,052,500
Pinnacle West Capital Corp.	112,500	5,332,500
PPL Corp.	128,500	7,067,500
Public Service Enterprise Group, Inc.	170,100	8,317,890
Reliant Energy, Inc.	190,000	6,119,900
		59,821,090
Gas Utilities - 0.1%
El Paso Corp.	100,000	5,254,000

	Shares	Value (Note 1)
Multi-Utilities - 0.9%
Dynegy, Inc. Class A	180,000	$ 8,370,000
Energy East Corp.	408,100	8,533,371
Enron Corp.	319,800	15,670,200
		32,573,571
TOTAL UTILITIES		97,648,661
TOTAL COMMON STOCKS (Cost $1,841,552,161)	1,984,562,353
Preferred Stocks - 1.0%

Convertible Preferred Stocks - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (g)	132,243	2,645
Nonconvertible Preferred Stocks - 1.0%
CONSUMER DISCRETIONARY - 0.3%
Media - 0.3%
CSC Holdings, Inc. Series M, $11.125 pay-in-kind	97,879	10,424,114
Pegasus Satellite Communication, Inc. $127.50 pay-in-kind	367	337,640
PRIMEDIA, Inc. Series D, $10.00	13,685	1,067,430
		11,829,184
FINANCIALS - 0.1%
Insurance - 0.1%
American Annuity Group Capital Trust II $88.75	1,490	1,482,130
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Crown Castle International Corp. $127.50 pay-in-kind	5,113	4,218,225
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.2%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	8,239	8,156,610
Wireless Telecommunication Services - 0.3%
Dobson Communications Corp.:
$122.50 pay-in-kind	960	777,600
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Dobson Communications Corp.: - continued
$130.00 pay-in-kind	729	$ 641,520
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	16,371	9,331,470
		10,750,590
TOTAL TELECOMMUNICATION SERVICES		18,907,200
TOTAL NONCONVERTIBLE PREFERRED STOCKS		36,436,739
TOTAL PREFERRED STOCKS (Cost $43,850,301)		36,439,384
Corporate Bonds - 18.1%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.5%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
EchoStar Communications Corp. 4.875% 1/1/07	Caa1	$ 4,940,000	4,754,750
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Renal Treatment Centers, Inc. 5.625% 7/15/06	B2	300,000	305,250
Tenet Healthcare Corp. 6% 12/1/05	B1	4,710,000	4,512,769
Total Renal Care Holdings:
7% 5/15/09 (g)	B3	2,940,000	2,785,650
7% 5/15/09	B2	3,970,000	3,761,575
			11,365,244
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Instruments - 0.1%
Sanmina Corp. 0% 9/12/20	Ba3	6,410,000	2,299,588
Semiconductor Equipment & Products - 0.0%
Transwitch Corp. 4.5% 9/12/05	B2	1,745,000	1,223,681
TOTAL INFORMATION TECHNOLOGY			3,523,269
TOTAL CONVERTIBLE BONDS			19,643,263
Nonconvertible Bonds - 17.6%
CONSUMER DISCRETIONARY - 4.9%
Auto Components - 0.1%
Lear Corp. 7.96% 5/15/05	Ba1	1,170,000	1,185,982

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Oxford Automotive, Inc. 10.125% 6/15/07	Caa1	$ 430,000	$ 262,300
TRW, Inc. 8.75% 5/15/06	Baa2	1,910,000	2,041,809
			3,490,091
Hotels, Restaurants & Leisure - 1.3%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	4,010,000	4,090,200
Hilton Hotels Corp. 7.625% 5/15/08	Baa3	5,195,000	5,031,695
HMH Properties, Inc. 7.875% 8/1/08	Ba2	5,860,000	5,508,400
Horseshoe Gaming LLC 8.625% 5/15/09	B2	5,585,000	5,612,925
ITT Corp. 7.375% 11/15/15	Ba1	1,320,000	1,204,500
Mandalay Resort Group:
9.5% 8/1/08	Ba2	490,000	512,050
10.25% 8/1/07	Ba3	2,020,000	2,110,900
MGM Mirage, Inc.:
8.5% 9/15/10	Baa3	415,000	432,928
9.75% 6/1/07	Ba2	3,655,000	3,901,713
Premier Parks, Inc.:
0% 4/1/08 (e)	B3	10,045,000	8,111,338
9.75% 6/15/07	B3	1,760,000	1,782,000
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Baa3	2,300,000	2,192,958
Station Casinos, Inc.:
8.375% 2/15/08 (g)	Ba3	1,500,000	1,507,500
8.375% 2/15/08	Ba3	2,370,000	2,381,850
Sun International Hotels Ltd./Sun International North America, Inc. yankee 8.625% 12/15/07	B1	1,630,000	1,636,113
Tricon Global Restaurants, Inc. 8.875% 4/15/11	Ba1	1,790,000	1,825,800
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1	3,603,000	3,855,210
			51,698,080
Household Durables - 0.2%
Beazer Homes USA, Inc.:
8.625% 5/15/11	Ba3	2,480,000	2,467,600
8.875% 4/1/08	Ba3	325,000	326,625
Ryland Group, Inc. 9.125% 6/15/11	B1	1,340,000	1,326,600
Sealy Mattress Co. 9.875% 12/15/07	B2	2,895,000	2,837,100
			6,957,925
Media - 2.9%
Adelphia Communications Corp.:
10.25% 6/15/11	B2	1,845,000	1,808,100
10.875% 10/1/10	B2	1,515,000	1,530,150
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
AMC Entertainment, Inc. 9.5% 2/1/11	Caa3	$ 1,355,000	$ 1,205,950
AMFM Operating, Inc. 12.625% 10/31/06 pay-in-kind	-	1,523,800	1,662,847
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	3,740,000	3,697,962
Callahan Nordrhein Westfalen 0% 7/15/10 (e)(g)	B3	720,000	252,000
Century Communications Corp. 0% 1/15/08	B2	170,000	80,750
Chancellor Media Corp. 8% 11/1/08	Ba1	1,290,000	1,333,538
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (e)	B2	565,000	378,550
0% 4/1/11 (e)	B2	8,375,000	5,653,125
0% 5/15/11 (e)(g)	B2	2,950,000	1,681,500
10% 4/1/09	B2	3,300,000	3,341,250
10% 5/15/11 (g)	B2	1,640,000	1,656,400
Cinemark USA, Inc. 9.625% 8/1/08	Caa2	1,625,000	1,397,500
Clear Channel Communications, Inc. 6.875% 6/15/18	Baa3	3,450,000	3,177,381
Continental Cablevision, Inc. 8.3% 5/15/06	A3	5,975,000	6,433,223
CSC Holdings, Inc.:
7.625% 4/1/11 (g)	Ba1	2,290,000	2,192,675
9.25% 11/1/05	Ba3	280,000	287,000
9.875% 5/15/06	Ba3	724,000	756,580
9.875% 4/1/23	B1	1,370,000	1,465,900
10.5% 5/15/16	Ba3	1,130,000	1,254,300
Diamond Cable Communications PLC yankee:
0% 2/15/07 (e)	B2	3,230,000	1,808,800
11.75% 12/15/05	B2	3,000,000	2,010,000
EchoStar DBS Corp. 9.375% 2/1/09	B1	4,485,000	4,417,725
Fox Family Worldwide, Inc.:
0% 11/1/07 (e)	B1	5,215,000	4,615,275
9.25% 11/1/07	B1	1,020,000	1,040,400
Fox/Liberty Networks LLC/FLN Finance, Inc. 0% 8/15/07 (e)	Ba1	345,000	326,025

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 0% 9/15/07 (e)	B2	$ 2,275,000	$ 2,326,188
FrontierVision Holdings LP/FrontierVision Holdings Capital II Corp. 0% 9/15/07 (e)	Caa1	620,000	635,500
FrontierVision Operating Partners LP/ FrontierVision Capital Corp. 11% 10/15/06	B2	1,910,000	1,910,000
Hearst-Argyle Television, Inc. 7.5% 11/15/27	Baa3	3,200,000	2,799,552
International Cabletel, Inc. 11.5% 2/1/06	B2	1,270,000	857,250
K-III Communications Corp. 8.5% 2/1/06	Ba3	465,000	439,425
Lamar Media Corp.:
9.25% 8/15/07	B1	2,275,000	2,348,938
9.625% 12/1/06	B1	2,805,000	2,959,275
News America Holdings, Inc.:
7.7% 10/30/25	Baa3	4,300,000	4,042,860
8% 10/17/16	Baa3	2,450,000	2,471,266
Nextmedia Operating, Inc. 10.75% 7/1/11	B3	2,010,000	2,010,000
NTL, Inc. 0% 4/1/08 (e)	B3	5,370,000	2,470,200
Paramount Communications, Inc. 7.5% 1/15/02	A3	1,785,000	1,812,096
Pegasus Communications Corp. 9.625% 10/15/05	B3	2,170,000	1,931,300
Pegasus Satellite Communication, Inc.:
0% 3/1/07 (e)	Caa1	5,740,000	3,329,200
12.375% 8/1/06	B3	875,000	800,625
Quebecor Media, Inc. 11.125% 7/15/11 (g)	B2	4,160,000	4,149,600
Radio One, Inc. 8.875% 7/1/11 (g)	B3	5,840,000	5,840,000
TCI Communications, Inc. 9.8% 2/1/12	A3	4,550,000	5,415,137
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	7,848,000	6,042,960
Time Warner Entertainment Co. LP 8.375% 3/15/23	Baa1	1,550,000	1,661,259
			111,717,537
Multiline Retail - 0.3%
Federated Department Stores, Inc.:
6.79% 7/15/27	Baa1	3,000,000	3,015,720
8.5% 6/15/03	Baa1	2,580,000	2,719,062
JCPenney Co., Inc.:
6% 5/1/06	Ba2	445,000	369,350
6.125% 11/15/03	Ba2	130,000	123,500
6.9% 8/15/26	Ba2	1,105,000	1,060,800
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
JCPenney Co., Inc.: - continued
7.375% 6/15/04	Ba2	$ 420,000	$ 401,100
7.375% 8/15/08	Ba2	135,000	120,150
7.4% 4/1/37	Ba2	455,000	418,600
7.6% 4/1/07	Ba2	135,000	124,875
7.95% 4/1/17	Ba2	205,000	166,050
Kmart Corp. 9.375% 2/1/06	Baa3	3,730,000	3,636,750
			12,155,957
Textiles & Apparel - 0.1%
Jones Apparel Group, Inc. 7.875% 6/15/06	Baa2	3,110,000	3,208,836
TOTAL CONSUMER DISCRETIONARY			189,228,426
CONSUMER STAPLES - 0.8%
Food & Drug Retailing - 0.3%
Kroger Co. 6.8% 4/1/11	Baa3	4,390,000	4,332,579
Rite Aid Corp.:
6.125% 12/15/08 (g)	Caa2	1,350,000	1,026,000
6.5% 10/1/03 (g)(i)	Caa2	320,000	304,000
6.875% 8/15/13	Caa2	855,000	632,700
7.625% 4/15/05	Caa2	1,845,000	1,605,150
11.25% 7/1/08 (g)	Caa2	2,660,000	2,679,950
			10,580,379
Food Products - 0.3%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	3,200,000	3,259,488
Del Monte Corp. 9.25% 5/15/11 (g)	B3	1,685,000	1,701,850
Kellogg Co. 6.6% 4/1/11 (g)	Baa2	1,490,000	1,443,438
Nabisco, Inc. 6.85% 6/15/05	A2	3,930,000	4,017,325
			10,422,101
Personal Products - 0.0%
Playtex Products, Inc. 9.375% 6/1/11 (g)	B2	1,105,000	1,121,575
Tobacco - 0.2%
Philip Morris Companies, Inc. 7% 7/15/05	A2	3,955,000	4,059,293
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	3,500,000	3,550,610
			7,609,903
TOTAL CONSUMER STAPLES			29,733,958

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
ENERGY - 0.5%
Energy Equipment & Services - 0.0%
Lone Star Technologies, Inc. 9% 6/1/11 (g)	B1	$ 310,000	$ 297,600
Oil & Gas - 0.5%
Chesapeake Energy Corp.:
7.875% 3/15/04	B2	890,000	872,200
8.125% 4/1/11 (g)	B2	2,460,000	2,300,100
8.5% 3/15/12	B2	2,600,000	2,548,000
Nuevo Energy Co. 9.375% 10/1/10	B1	1,980,000	1,960,200
Oryx Energy Co.:
8% 10/15/03	Baa1	3,055,000	3,206,956
8.375% 7/15/04	Baa1	2,335,000	2,480,961
Petro-Canada yankee 7% 11/15/28	A3	1,290,000	1,235,768
Phillips Petroleum Co. 8.75% 5/25/10	Baa2	1,880,000	2,146,622
Plains Resources, Inc. 10.25% 3/15/06	B2	1,915,000	1,972,450
			18,723,257
TOTAL ENERGY			19,020,857
FINANCIALS - 4.7%
Banks - 1.4%
Bank of America Corp. 7.8% 2/15/10	Aa3	1,120,000	1,189,798
Bank One Corp. 7.875% 8/1/10	A1	7,050,000	7,556,825
BankBoston Corp. 6.625% 2/1/04	A3	1,700,000	1,736,431
Capital One Bank:
6.375% 2/15/03	Baa2	2,870,000	2,875,970
6.48% 6/28/02	Baa2	1,740,000	1,742,714
6.65% 3/15/04	Baa3	2,320,000	2,307,542
Commonwealth Bank of Australia yankee 8.5% 6/1/10	Aa3	1,700,000	1,897,863
Den Danske Bank AS 6.375% 6/15/08 (g)(i)	Aa3	8,340,000	8,615,220
FleetBoston Financial Corp. 7.25% 9/15/05	A2	1,730,000	1,811,864
Home Savings of America FSB 6.5% 8/15/04	A3	2,830,000	2,850,970
HSBC Finance Nederland BV 7.4% 4/15/03 (g)	A1	500,000	516,195
Korea Development Bank:
6.625% 11/21/03	Baa2	4,165,000	4,235,638
7.125% 4/22/04	Baa2	2,015,000	2,073,354
7.375% 9/17/04	Baa2	615,000	638,868
Long Island Savings Bank FSB 7% 6/13/02	Baa3	3,400,000	3,447,328
PNC Funding Corp. 6.875% 3/1/03	A3	2,020,000	2,075,146
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Banks - continued
Royal Bank of Scotland Group PLC:
7.816% 11/29/49	A1	$ 3,230,000	$ 3,385,040
9.118% 3/31/49	A1	2,655,000	2,934,572
Union Planters Corp. 7.75% 3/1/11	Baa2	3,160,000	3,263,648
			55,154,986
Diversified Financials - 2.5%
Abbey National Capital Trust I 8.963% 12/29/49 (f)	Aa3	515,000	566,552
Ahmanson Capital Trust I 8.36% 12/1/26 (g)	A3	4,250,000	4,314,898
Amvescap PLC yankee:
6.375% 5/15/03	A2	2,200,000	2,222,660
6.6% 5/15/05	A2	4,410,000	4,402,856
Associates Corp. of North America 5.8% 4/20/04	Aa3	4,880,000	4,923,871
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	2,130,000	2,170,449
CanWest Media, Inc. 10.625% 5/15/11 (g)	B2	620,000	627,750
Capital One Financial Corp. 7.125% 8/1/08	Baa3	5,040,000	4,537,210
Cellco Finance NV yankee:
12.75% 8/1/05	B3	2,345,000	1,876,000
15% 8/1/05	Caa1	620,000	520,800
CIT Group, Inc. 5.5% 2/15/04	A2	680,000	671,928
Citigroup, Inc. 7.25% 10/1/10	Aa3	7,335,000	7,614,097
ComEd Financing II 8.5% 1/15/27	Baa3	2,800,000	2,731,960
Countrywide Home Loans, Inc. 6.45% 2/27/03	A3	3,950,000	4,040,297
Crown Cork & Seal Finance PLC yankee:
6.75% 12/15/03	Caa3	590,000	262,550
7% 12/15/06	Caa3	290,000	113,100
Crown Cork & Seal Finance SA yankee 6.75% 12/15/03	Caa3	1,080,000	486,000
Details Capital Corp. 0% 11/15/07 (e)	B3	505,000	484,800
Dobson/Sygnet Communications Co. 12.25% 12/15/08	B3	755,000	762,550
Ford Motor Credit Co.:
7.375% 2/1/11	A2	1,150,000	1,166,825
7.5% 3/15/05	A2	3,850,000	4,000,304
7.875% 6/15/10	A2	1,690,000	1,772,235

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
General Motors Acceptance Corp. 6.75% 1/15/06	A2	$ 1,290,000	$ 1,315,542
Household Finance Corp. 6.5% 1/24/06	A2	3,100,000	3,151,553
HSBC Capital Funding LP:
9.547% 12/31/49 (f)(g)	A1	1,600,000	1,802,048
10.176% 12/31/49 (f)(g)	A1	2,600,000	3,201,796
IOS Capital, Inc. 9.75% 6/15/04	Baa2	1,690,000	1,681,550
Mediacom Broadband LLC/Mediacm Broadband Corp. 11% 7/15/13 (g)	B2	1,520,000	1,550,400
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	1,315,000	1,343,443
NiSource Finance Corp. 7.875% 11/15/10	Baa2	4,065,000	4,278,778
PTC International Finance BV yankee 0% 7/1/07 (e)	B2	5,950,000	5,057,500
PTC International Finance II SA yankee 11.25% 12/1/09	B2	870,000	904,800
Salomon Smith Barney Holdings, Inc. 5.875% 3/15/06	Aa3	4,580,000	4,542,673
SESI LLC 8.875% 5/15/11 (g)	B1	2,550,000	2,524,500
Sprint Capital Corp.:
6.125% 11/15/08	Baa1	1,080,000	991,375
6.875% 11/15/28	Baa1	1,980,000	1,663,952
TXU Eastern Funding yankee:
6.15% 5/15/02	Baa1	2,510,000	2,524,658
6.75% 5/15/09	Baa1	3,925,000	3,718,898
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	3,100,000	3,354,448
			93,877,606
Real Estate - 0.8%
CenterPoint Properties Trust:
6.75% 4/1/05	Baa2	1,590,000	1,576,660
7.125% 3/15/04	Baa2	4,200,000	4,202,058
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	2,950,000	2,988,763
EOP Operating LP:
6.375% 2/15/03	Baa1	3,600,000	3,657,564
6.75% 2/15/08	Baa1	1,590,000	1,565,053
7.75% 11/15/07	Baa1	3,220,000	3,401,028
ERP Operating LP:
6.55% 11/15/01	A3	1,500,000	1,510,425
7.1% 6/23/04	A3	3,980,000	4,107,917
LNR Property Corp. 10.5% 1/15/09	B1	2,425,000	2,425,000
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate - continued
Meditrust Corp. 7.82% 9/10/26	Ba3	$ 2,215,000	$ 2,126,400
WCI Communities, Inc. 10.625% 2/15/11 (g)	B1	2,110,000	2,199,675
			29,760,543
TOTAL FINANCIALS			178,793,135
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.0%
Boston Scientific Corp. 6.625% 3/15/05	Baa3	655,000	618,975
Health Care Providers & Services - 0.3%
DaVita, Inc. 9.25% 4/15/11 (g)	B2	725,000	743,125
Fountain View, Inc. 11.25% 4/15/08 (d)	Caa1	2,330,000	1,118,400
Medpartners, Inc. 7.375% 10/1/06	Ba3	1,020,000	999,600
Stewart Enterprises, Inc. 10.75% 7/1/08 (g)	B2	1,960,000	2,018,800
Tenet Healthcare Corp.:
8.125% 12/1/08	Ba3	465,000	476,625
8.625% 12/1/03	Ba1	815,000	843,525
Triad Hospitals, Inc. 8.75% 5/1/09 (g)	B1	2,325,000	2,377,313
Unilab Corp. 12.75% 10/1/09	B3	725,000	841,000
			9,418,388
TOTAL HEALTH CARE			10,037,363
INDUSTRIALS - 1.3%
Aerospace & Defense - 0.1%
Alliant Techsystems, Inc. 8.5% 5/15/11 (g)	B2	3,465,000	3,499,650
Airlines - 0.1%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Baa1	1,110,000	1,125,011
7.73% 9/15/12	Baa1	391,300	389,059
Delta Air Lines, Inc. pass thru trust certificate 7.57% 11/18/10	Aa2	895,000	941,459
			2,455,529

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Commercial Services & Supplies - 0.2%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	$ 375,000	$ 373,125
7.625% 1/1/06	Ba3	2,900,000	2,856,500
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	1,055,000	1,033,900
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	1,220,000	1,098,000
Iron Mountain, Inc. 8.25% 7/1/11	B2	325,000	324,188
8.625% 4/1/13	B2	1,320,000	1,320,000
Pierce Leahy Command Co. yankee 8.125% 5/15/08	B2	510,000	507,450
Pierce Leahy Corp. 9.125% 7/15/07	B2	705,000	729,675
			8,242,838
Machinery - 0.1%
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09	B3	2,140,000	2,268,400
Numatics, Inc. 9.625% 4/1/08	Caa2	170,000	107,100
Tyco International Group SA yankee 6.75% 2/15/11	Baa1	3,790,000	3,758,316
			6,133,816
Marine - 0.1%
Teekay Shipping Corp. 8.875% 7/15/11 (g)	Ba2	2,990,000	3,034,850
Road & Rail - 0.7%
Canadian National Railway Co. yankee 6.9% 7/15/28	Baa2	3,390,000	3,149,141
CSX Corp.:
6.25% 10/15/08	Baa2	2,385,000	2,309,348
6.46% 6/22/05	Baa2	5,120,000	5,181,440
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	6,610,000	6,760,840
TFM SA de CV yankee:
0% 6/15/09 (e)	B1	5,450,000	4,632,500
10.25% 6/15/07	B1	3,765,000	3,652,050
			25,685,319
TOTAL INDUSTRIALS			49,052,002
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.1%
Corning, Inc. 6.85% 3/1/29	A2	2,350,000	1,873,373
Spectrasite Holdings, Inc. 0% 3/15/10 (e)	B3	5,970,000	2,388,000
			4,261,373
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 0.1%
Compaq Computer Corp. 7.45% 8/1/02	Baa2	$ 3,700,000	$ 3,760,606
IT Consulting & Services - 0.1%
Comdisco, Inc. 6.375% 11/30/01	Caa1	3,995,000	3,036,200
Semiconductor Equipment & Products - 0.0%
Micron Technology, Inc. 6.5% 9/30/05 (k)	B3	3,000,000	2,580,000
TOTAL INFORMATION TECHNOLOGY			13,638,179
MATERIALS - 0.7%
Chemicals - 0.2%
Avecia Group PLC yankee 11% 7/1/09	B2	3,955,000	3,935,225
Huntsman Corp. 9.5% 7/1/07 (g)	Caa1	4,485,000	2,780,700
IMC Global, Inc. 7.4% 11/1/02	Ba2	470,000	445,325
			7,161,250
Containers & Packaging - 0.2%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11 (g)	B2	410,000	412,050
Crown Cork & Seal, Inc.:
6.75% 4/15/03	Caa3	265,000	127,200
7.125% 9/1/02	Caa3	1,630,000	937,250
7.375% 12/15/26	Caa3	555,000	205,350
8% 4/15/23	Caa3	120,000	44,400
8.375% 1/15/05	Caa3	775,000	310,000
Gaylord Container Corp.:
9.375% 6/15/07	Caa1	2,445,000	1,540,350
9.75% 6/15/07	Caa1	3,675,000	2,315,250
Packaging Corp. of America 9.625% 4/1/09	B1	2,185,000	2,316,100
			8,207,950
Metals & Mining - 0.2%
Century Aluminum Co. 11.75% 4/15/08 (g)	Ba3	160,000	168,000
P&L Coal Holdings Corp.:
8.875% 5/15/08	Ba3	170,000	177,225
9.625% 5/15/08	B2	1,552,000	1,629,600
Phelps Dodge Corp. 8.75% 6/1/11	Baa2	5,060,000	4,991,690
			6,966,515

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Paper & Forest Products - 0.1%
Potlatch Corp. 6.25% 3/15/02	Baa3	$ 3,320,000	$ 3,220,400
Riverwood International Corp. 10.625% 8/1/07 (g)	B3	1,700,000	1,742,500
			4,962,900
TOTAL MATERIALS			27,298,615
TELECOMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 1.6%
AT&T Corp. 6.5% 3/15/29	A2	3,685,000	3,137,483
British Telecommunications PLC 7.875% 12/15/05	Baa1	2,920,000	3,075,148
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (g)	Baa1	3,020,000	3,239,916
Citizens Communications Co.:
8.5% 5/15/06	Baa2	2,900,000	2,957,710
9.25% 5/15/11	Baa2	3,785,000	3,920,692
Deutsche Telekom International Finance BV 8.25% 6/15/30	A3	2,580,000	2,617,539
France Telecom SA:
7.2% 3/1/06 (g)	A3	1,590,000	1,637,716
8.5% 3/1/31 (g)	A3	1,610,000	1,683,722
Intermedia Communications, Inc.:
0% 7/15/07 (e)	B2	2,430,000	2,144,475
0% 3/1/09 (e)	B3	1,410,000	1,029,300
8.5% 1/15/08	B2	640,000	624,000
8.6% 6/1/08	B2	90,000	87,750
8.875% 11/1/07	B2	50,000	48,750
Koninklijke KPN NV yankee 7.5% 10/1/05	Baa2	3,410,000	3,379,685
McCaw International Ltd. 0% 4/15/07 (e)	Caa1	7,505,000	2,101,400
Nextel International, Inc. 12.75% 8/1/10	Caa1	895,000	277,450
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	5,540,000	5,450,584
Telefonica Europe BV 8.25% 9/15/30	A2	2,760,000	2,895,737
Telefonos de Mexico SA de CV 8.25% 1/26/06 (g)	Baa3	2,720,000	2,801,600
Teleglobe Canada, Inc. yankee 7.7% 7/20/29	Baa1	340,000	331,911
TELUS Corp. yankee 8% 6/1/11	Baa2	3,525,000	3,584,573
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Tritel PCS, Inc. 0% 5/15/09 (e)	B3	$ 6,155,000	$ 3,754,550
0% 5/1/08 (e)	B3	9,805,000	7,745,950
			58,527,641
Wireless Telecommunication Services - 1.4%
AT&T Wireless Services, Inc. 7.875% 3/1/11 (g)	Baa2	560,000	561,400
Dobson Communications Corp. 10.875% 7/1/10	B3	1,235,000	1,235,000
Echostar Broadband Corp. 10.375% 10/1/07	B1	9,795,000	9,746,025
Horizon PCS, Inc. 0% 10/1/10 (e)	Caa1	2,845,000	1,081,100
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	4,570,000	3,975,900
Nextel Communications, Inc.:
0% 10/31/07 (e)	B1	16,310,000	10,764,600
0% 2/15/08 (e)	B1	840,000	546,000
Orange PLC yankee 9% 6/1/09	A3	3,455,000	3,593,200
TeleCorp PCS, Inc.:
0% 4/15/09 (e)	B3	4,785,000	2,966,700
10.625% 7/15/10	B3	715,000	664,950
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	Baa1	13,420,000	11,004,400
10.375% 11/15/09	Baa1	7,440,000	8,481,600
			54,620,875
TOTAL TELECOMMUNICATION SERVICES			113,148,516
UTILITIES - 1.1%
Electric Utilities - 0.9%
AES Corp.:
9.375% 9/15/10	Ba1	4,480,000	4,480,000
9.5% 6/1/09	Ba1	1,165,000	1,185,388
Avon Energy Partners Holdings:
6.46% 3/4/08 (g)	Baa2	3,960,000	3,627,241
6.73% 12/11/02 (g)	Baa2	4,910,000	4,934,697
CMS Energy Corp.:
7.5% 1/15/09	Ba3	985,000	920,975
8.375% 7/1/03	Ba3	1,755,000	1,737,450
9.875% 10/15/07	Ba3	1,655,000	1,721,200

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Hydro-Quebec yankee 8.4% 3/28/25	A2	$ 2,620,000	$ 3,061,905
Illinois Power Co. 7.5% 6/15/09	Baa1	1,880,000	1,907,993
Israel Electric Corp. Ltd.:
7.75% 12/15/27 (g)	A3	3,920,000	3,496,130
7.875% 12/15/26 (g)	A3	1,960,000	1,774,937
Pacific Gas & Electric Co.:
6.75% 10/1/23	B3	675,000	533,250
7.05% 3/1/24	B3	340,000	272,000
7.875% 3/1/02	B3	790,000	718,900
PSI Energy, Inc. 6.65% 6/15/06 (g)	A3	2,055,000	2,034,462
Texas Utilities Co. 6.375% 1/1/08	Baa3	390,000	376,159
			32,782,687
Gas Utilities - 0.1%
Consolidated Natural Gas Co. 6.85% 4/15/11	A2	885,000	873,672
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	2,550,000	2,663,144
Sempra Energy 7.95% 3/1/10	A2	1,210,000	1,198,735
			4,735,551
Multi-Utilities - 0.1%
PG&E National Energy Group, Inc. 10.375% 5/16/11 (g)	Baa2	3,370,000	3,370,000
TOTAL UTILITIES			40,888,238
TOTAL NONCONVERTIBLE BONDS			670,839,289
TOTAL CORPORATE BONDS (Cost $703,971,959)			690,482,552
U.S. Government and Government Agency Obligations - 6.1%

U.S. Government Agency Obligations - 2.3%
Fannie Mae:
5.25% 6/15/06	Aaa	4,720,000	4,652,126
5.5% 5/2/06	AA-	4,185,000	4,143,150
6.25% 2/1/11	Aa2	2,115,000	2,088,224
7.25% 1/15/10	Aaa	6,200,000	6,662,086
7.25% 5/15/30	Aaa	4,280,000	4,636,357
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	Aaa	2,000,000	2,232,180
Federal Home Loan Bank:
5% 2/28/03	Aaa	15,740,000	15,872,846
6.375% 11/15/02	Aaa	21,050,000	21,628,875
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Freddie Mac:
5.875% 3/21/11	Aa2	$ 9,265,000	$ 8,890,045
6% 6/15/11	Aaa	7,465,000	7,357,504
6.875% 1/15/05	Aaa	3,255,000	3,421,819
6.875% 9/15/10	Aaa	3,900,000	4,093,167
U.S. Department of Housing and Urban Development government guaranteed participation certificates Series 1996-A, 7.63% 8/1/14	Aaa	2,825,000	2,848,843
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			88,527,222
U.S. Treasury Obligations - 3.8%
U.S. Treasury Bills, yield at date of purchase 3.54% to 3.99% 7/12/01 to 8/16/01 (h)	-	11,000,000	10,986,528
U.S. Treasury Bonds:
6.125% 11/15/27	Aaa	20,565,000	21,168,994
6.125% 8/15/29	Aaa	2,455,000	2,542,840
6.25% 5/15/30	Aaa	3,730,000	3,950,853
7.625% 2/15/25	Aaa	1,290,000	1,570,575
8.125% 8/15/19	Aaa	32,210,000	40,106,282
8.875% 8/15/17	Aaa	2,000,000	2,625,320
11.25% 2/15/15	Aaa	10,640,000	16,099,597
11.75% 2/15/10 (callable)	Aaa	13,045,000	15,949,600
12% 8/15/13	Aaa	3,740,000	5,175,823
13.875% 5/15/11 (callable)	Aaa	8,150,000	11,197,367
U.S. Treasury Notes:
6.5% 2/15/10	Aaa	5,195,000	5,579,742
7% 7/15/06	Aaa	7,255,000	7,869,426
7.25% 8/15/04	Aaa	1,404,000	1,507,110
TOTAL U.S. TREASURY OBLIGATIONS			146,330,057
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $229,874,459)			234,857,279
U.S. Government Agency - Mortgage Securities - 9.8%

Fannie Mae - 7.4%
6% 6/1/13 to 1/1/29	Aaa	49,316,075	48,052,311
6.5% 5/1/23 to 6/1/31	Aaa	108,071,670	106,501,935
7% 8/1/13 to 3/1/29	Aaa	88,230,210	88,792,486
7.5% 7/1/16 to 6/1/30	Aaa	28,427,377	29,031,867

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
7.5% 7/1/31 (l)	Aaa	$ 4,640,000	$ 4,732,800
8% 1/1/26 to 6/1/30	Aaa	5,613,180	5,799,677
TOTAL FANNIE MAE			282,911,076
Freddie Mac - 0.4%
7.5% 5/1/17 to 11/1/30	Aaa	13,195,330	13,485,708
8% 7/1/17 to 5/1/27	Aaa	369,739	384,134
8.5% 7/1/22 to 6/1/23	Aaa	22,960	24,553
TOTAL FREDDIE MAC			13,894,395
Government National Mortgage Association - 2.0%
6% 12/15/08 to 6/15/09	Aaa	1,839,964	1,844,011
6.5% 6/15/08 to 8/15/27	Aaa	31,050,777	30,965,772
7% 7/15/28	Aaa	14,969,772	15,105,398
7.5% 9/15/22 to 8/15/28	Aaa	15,710,821	16,133,082
8% 5/15/25 to 1/15/31	Aaa	9,084,685	9,411,207
8.5% 12/15/16 to 12/15/30	Aaa	4,604,163	4,811,686
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			78,271,156
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $370,468,883)			375,076,627
Asset-Backed Securities - 0.8%

Airplanes pass thru trust 10.875% 3/15/19	Ba2	800,037	456,021
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	3,730,000	3,777,208
Capita Equipment Receivables Trust 6.48% 10/15/06	Baa2	2,950,000	2,949,078
CIT Marine Trust 5.8% 4/15/10	Aaa	5,792,443	5,876,615
CPS Auto Grantor Trust 6.55% 8/15/02	Aaa	176,161	175,775
CPS Auto Receivables Trust 6% 8/15/03	Aaa	1,008,357	1,008,987
CSXT Trade Receivables Master Trust 6% 7/26/04	Aaa	4,600,000	4,626,594
DaimlerChrysler Auto Trust 5.16% 1/6/05	Aaa	4,285,000	4,305,774
Ford Credit Auto Owner Trust:
5.71% 9/15/05	A2	1,055,000	1,054,341
6.4% 12/15/02	Aaa	1,480,000	1,502,431
7.03% 11/15/03	Aaa	704,000	719,840
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Petroleum Enhanced Trust Receivables Offering Petroleum Trust 4.5313% 2/5/03 (g)(i)	Baa2	$ 613,933	$ 612,206
Sears Credit Account Master Trust II 7.5% 11/15/07	A2	2,650,000	2,769,354
UAF Auto Grantor Trust 6.1% 1/15/03 (g)	Aaa	1,094,796	1,091,204
TOTAL ASSET-BACKED SECURITIES (Cost $30,971,787)			30,925,428
Collateralized Mortgage Obligations - 0.3%

Private Sponsor - 0.0%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2 Class 2B, 7.0977% 12/29/25 (g)(i)	Ba3	769,403	365,141
U.S. Government Agency - 0.3%
Fannie Mae:
REMIC planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	Aaa	3,300,000	3,132,921
Series 1999-57 Class PH, 6.5% 12/25/29	Aaa	2,600,000	2,502,297
sequential pay Series 2000-49 Class A, 8% 3/18/27	Aaa	4,742,070	4,946,548
TOTAL U.S. GOVERNMENT AGENCY			10,581,766
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $10,658,250)			10,946,907
Commercial Mortgage Securities - 1.8%

Banc America Commercial Mortgage, Inc. Series 2001-1 Class X, 1.0934% 4/15/36 (i)	Aaa	45,638,900	3,044,973
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 7.5003% 8/1/24 (g)(i)	-	1,900,000	1,259,938
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	AA	3,000,000	3,086,133
Class B, 7.48% 2/1/08	A	2,320,000	2,381,625

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1A Class E, 5.2838% 1/10/13 (g)(i)	Baa1	$ 5,490,000	$ 5,496,835
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	5,730,000	5,721,909
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	4,260,000	4,007,063
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (g)	Aa2	3,500,000	3,619,219
Class C1, 7.52% 5/15/06 (g)	A2	2,300,000	2,372,594
Class D1, 7.77% 5/15/06 (g)	Baa2	2,200,000	2,239,188
First Chicago/Lennar Trust I weighted average coupon Series 1997-CHL1 Class E, 8.0835% 4/29/39 (i)	-	1,600,000	1,261,104
First Union-Lehman Brothers Commercial Mortgage Trust sequential pay Series 1997-C2 Class B, 6.79% 11/18/29	Aa2	8,640,000	8,682,187
FMAC Loan Receivables Trust weighted average coupon:
Series 1997-A Class E, 8.114% 4/15/19 (g)(i)	-	500,000	97,500
Series 1997-B Class E, 7.8912% 9/15/19 (g)(i)	-	750,000	30,000
G Force CDO 2001 Ltd./G Force CDO 2001 1 Corp. Series 2001-1A Class E, 8.8% 1/20/12	BBB-	2,173,535	2,038,029
GAFCO Franchisee Loan Trust Series 1998-1 Class D, 14% 6/1/16 (g)(i)	-	1,300,000	1,012,172
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 10/15/28 (g)	Ba1	750,000	710,391
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.9699% 4/13/31 (g)(i)	Baa3	4,930,000	4,624,956
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
LTC Commercial Mortgage pass thru certificates Series 1998-1 Class A, 6.029% 5/30/30 (g)	AAA	$ 2,920,627	$ 2,897,810
Nomura Depositor Trust floater Series 1998-ST1A Class B2, 8.6225% 1/15/03 (g)(i)	-	800,000	757,294
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. Series 1996-PML:
Class K, 7.9% 11/15/26 (g)	-	1,473,000	1,024,656
Class L, 7.9% 11/15/26 (g)	-	1,133,000	630,231
Structured Asset Securities Corp. Series 1996-CFL Class E, 7.75% 2/25/28	AAA	2,390,000	2,446,949
Thirteen Affiliates of General Growth Properties, Inc.:
sequential pay Series 1 Class A2, 6.602% 12/15/10 (g)	Aaa	4,200,000	4,207,875
Series 1:
Class D2, 6.992% 12/15/10 (g)	Baa2	4,120,000	4,002,838
Class E2, 7.224% 12/15/10 (g)	Baa3	2,450,000	2,331,328
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $71,676,431)			69,984,797
Foreign Government and Government Agency Obligations (j) - 0.3%

Newfoundland Province yankee 11.625% 10/15/07	Baa1	2,000,000	2,560,400
State of Israel (guaranteed by U.S. Government through Agency for International Development) euro 6.375% 12/19/01	A2	3,350,000	3,431,104
United Mexican States:
8.375% 1/14/11	Baa3	2,235,000	2,257,350
9.875% 2/1/10	Baa3	2,770,000	3,030,380
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $10,860,834)			11,279,234
Supranational Obligations - 0.1%

Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $4,720,123)	Aaa	4,750,000	4,875,068
Floating Rate Loans - 1.5%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 0.2%
Auto Components - 0.0%
Exide Corp. Tranche B term loan 9.1162% 3/18/05 (i)	-	$ 295,334	$ 280,567
Hotels, Restaurants & Leisure - 0.1%
Six Flags Theme Park, Inc. Tranche B term loan 6.9733% 9/30/05 (i)	Ba2	2,470,000	2,494,700
Starwood Hotels & Resorts Worldwide, Inc. term loan 6.5013% 2/23/03 (i)	-	425,000	426,594
			2,921,294
Household Durables - 0.0%
Sealy Mattress Co.:
Tranche B term loan 5.9375% 12/15/04 (i)	Ba3	659,272	664,217
Tranche C term loan 6.1875% 12/15/05 (i)	Ba3	475,398	478,964
Tranche D term loan 6.4375% 12/15/06 (i)	Ba3	605,615	610,157
			1,753,338
Media - 0.1%
Century-TCI California L.P. Tranche B term loan 6.86% 12/31/07 (i)	Ba3	1,500,000	1,496,250
Emmis Communications Corp. Tranche B term loan 7.0058% 8/31/09 (i)	Ba2	500,000	500,000
LIN Television Corp. Tranche B term loan 7.82% 9/30/07 (i)	-	458,660	456,366
Pegasus Media & Communications, Inc. Tranche B term loan 7.3125% 4/30/05 (i)	-	1,259,411	1,227,925
			3,680,541
TOTAL CONSUMER DISCRETIONARY			8,635,740
CONSUMER STAPLES - 0.1%
Food & Drug Retailing - 0.0%
Duane Reade, Inc. Tranche B term loan 7.7487% 2/15/05 (i)	-	631,343	631,343
Tobacco - 0.1%
UST, Inc. Tranche B term loan 7.1579% 2/16/05 (i)	A2	1,786,749	1,809,083
TOTAL CONSUMER STAPLES			2,440,426
FINANCIALS - 0.4%
Diversified Financials - 0.4%
Acterna LLC Tranche B term loan 6.96% 9/30/07 (i)	-	694,640	646,015
Floating Rate Loans - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
AES New York Funding Tranche B term loan 7.5625% 5/14/02 (i)	-	$ 1,800,000	$ 1,800,000
American Tower LP:
Tranche A term loan 6.7593% 6/30/07 (i)	Ba3	650,000	643,500
Tranche B term loan 8.01% 12/31/07 (i)	-	1,700,000	1,700,000
Charter Communication Operating LLC Tranche B term loan 6.91% 3/18/08 (i)	Ba3	5,270,000	5,204,125
Nextel Finance Co.:
Tranche B term loan 7.415% 6/30/08 (i)	Ba2	950,000	878,750
Tranche C term loan 7.75% 12/31/08 (i)	Ba2	950,000	878,750
PMC (Nova Scotia) Co. term loan 6.77% 5/5/06 (i)	-	1,000,000	1,003,750
Tritel Holding Corp. Tranche B term loan 8.4% 12/31/07 (i)	B2	1,270,000	1,260,475
WCI Capital Corp. Tranche B term loan 12.25% 9/30/07 (i)	B2	1,000,000	230,000
			14,245,365
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Oxford Health Plans, Inc. Tranche B term loan 8.2832% 6/30/06 (i)	-	796,875	798,867
Unilab Corp. Tranche B term loan 7.6875% 11/23/06 (i)	B1	979,841	990,864
			1,789,731
INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc.:
Tranche B term loan 6.6644% 7/21/06 (i)	Ba3	528,975	525,008
Tranche C term loan 6.9399% 7/21/07 (i)	Ba3	634,770	630,010
Crown Castle Operating Co. Tranche B term loan 6.46% 3/15/08 (i)	Ba3	2,150,000	2,155,375
			3,310,393

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Machinery - 0.0%
SPX Corp. Tranche C term loan 7.1252% 12/31/07 (i)	-	$ 1,745,625	$ 1,747,807
Road & Rail - 0.1%
Kansas City Southern Railway Co.:
Tranche A term loan 8.1686% 12/30/05 (i)	Ba1	933,333	928,667
Tranche B term loan 7.2712% 12/29/06 (i)	Ba1	1,194,000	1,198,478
			2,127,145
TOTAL INDUSTRIALS			7,185,345
INFORMATION TECHNOLOGY - 0.0%
Internet Software & Services - 0.0%
Exodus Communications, Inc. Tranche B term loan 7.3033% 10/31/07 (i)	B+	1,150,000	1,144,250
MATERIALS - 0.3%
Chemicals - 0.1%
Huntsman ICI Chemicals LLC:
Tranche B term loan 7.2006% 6/30/07 (i)	-	776,938	783,736
Tranche C term loan 7.219% 6/30/08 (i)	-	1,310,617	1,322,085
Lyondell Chemical Co. sr. secured Tranche E term loan 8.5063% 5/17/06 (i)	-	1,556,903	1,591,934
PMD Group, Inc. Tranche B term loan 7.5391% 9/30/08 (i)	-	1,050,000	1,060,500
			4,758,255
Containers & Packaging - 0.1%
Ball Corp. Tranche B term loan 5.8125% 3/10/06 (i)	Ba2	1,984,733	1,989,695
Packaging Corp. of America Tranche B term loan 5.75% 6/29/07 (i)	-	840,290	840,290
U.S. Can Corp. Tranche B term loan 8.33% 10/4/08 (i)	-	694,311	687,368
			3,517,353
Paper & Forest Products - 0.1%
Jefferson Smurfit Corp. Tranche B term loan 6.0625% 3/31/07 (i)	-	1,500,000	1,500,000
Floating Rate Loans - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
MATERIALS - continued
Paper & Forest Products - continued
Riverwood International Corp. Tranche B term loan 7% 2/28/04 (i)	B1	$ 1,036,610	$ 1,048,272
Stone Container Corp. Tranche E term loan 7.5935% 10/1/03 (i)	B+	1,590,850	1,596,816
			4,145,088
TOTAL MATERIALS			12,420,696
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.1%
Insight Midwest Holdings LLC Tranche B term loan 6.5625% 12/31/09 (i)	-	2,000,000	2,010,000
Triton PCS, Inc. Tranche B term loan 6.9063% 2/4/07 (i)	-	2,500,000	2,481,250
			4,491,250
Wireless Telecommunication Services - 0.2%
Microcell Telecommunications, Inc. Tranche E term loan 7.22% 3/1/06 (i)	-	2,500,000	2,250,000
Spectrasite Communications, Inc. Tranche B term loan 7.5967% 6/30/06 (i)	-	1,370,000	1,298,075
Western Wireless Corp. Tranche A term loan 6.16% 3/31/08 (i)	Ba2	2,100,000	2,079,000
			5,627,075
TOTAL TELECOMMUNICATION SERVICES			10,118,325
TOTAL FLOATING RATE LOANS (Cost $59,363,054)			57,979,878
Commercial Paper - 0.2%

British Telecommunications PLC 4.8538% 10/9/01 (i) (Cost $6,796,295)	6,800,000	6,777,410
Money Market Funds - 7.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 4.09% (c)	160,389,226	$ 160,389,226
Fidelity Money Market Central Fund, 4.21% (c)	123,860,162	123,860,162
TOTAL MONEY MARKET FUNDS (Cost $284,249,388)		284,249,388
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $3,669,013,925)		3,798,436,305
NET OTHER ASSETS - 0.7%		25,413,080
NET ASSETS - 100%		$ 3,823,849,385
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
579 S&P 500 Stock Index Contracts	Sept. 2001	$ 178,288,575	$ (8,765,669)

The face value of futures purchased as a percentage of net assets - 4.7%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $141,687,420 or 3.7% of net assets.

(h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $9,987,753.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(j) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Micron Technology, Inc. 6.5% 9/30/05	7/15/99 - 4/10/00	$ 2,417,500
(l) Security purchased on a delayed delivery or when-issued basis.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	21.4%	AAA, AA, A	19.2%
Baa	6.8%	BBB	5.7%
Ba	2.3%	BB	2.6%
B	5.8%	B	5.9%
Caa	1.2%	CCC	0.8%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.9%. FMR has determined that unrated debt securities that are lower quality account for 0.9% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $1,027,027,954 and $1,202,826,253, respectively, of which long-term U.S. Government and government agency obligations aggregated $405,347,267 and $541,150,843, respectively.

The market value of futures contracts opened and closed during the period amounted to $489,804,907 and $473,559,015, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $833 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,580,000 or 0.1% of net assets.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $57,979,878 or 1.5% of net assets.
Income Tax Information

At June 30, 2001, the aggregate cost of investment securities for income tax purposes was $3,671,373,636. Net unrealized appreciation aggregated $127,062,669, of which $413,982,852 related to appreciated investment securities and $286,920,183 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Fidelity Variable Insurance Products: Asset Manager Portfolio

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $3,669,013,925) - See accompanying schedule		$ 3,798,436,305
Cash		3,572,568
Receivable for investments sold		21,958,880
Receivable for fund shares sold		1,127,557
Dividends receivable		1,190,956
Interest receivable		16,374,903
Receivable for daily variation on futures contracts		680,325
Other receivables		14,570
Total assets		3,843,356,064
Liabilities
Payable for investments purchased Regular delivery	$ 10,486,415
Delayed delivery	4,766,150
Payable for fund shares redeemed	2,199,015
Accrued management fee	1,698,038
Distribution fees payable	4,192
Other payables and accrued expenses	352,869
Total liabilities		19,506,679
Net Assets		$ 3,823,849,385
Net Assets consist of:
Paid in capital		$ 3,676,364,251
Undistributed net investment income		83,751,354
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(56,923,008)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		120,656,788
Net Assets		$ 3,823,849,385
Initial Class: Net Asset Value, offering price and redemption price per share ($3,784,918,053 ÷ 259,339,301 shares)		$14.59
Service Class: Net Asset Value, offering price and redemption price per share ($30,530,517 ÷ 2,104,294 shares)		$14.51
Service Class 2: Net Asset Value, offering price and redemption price per share ($8,400,815 ÷ 580,829 shares)		$14.46

Statement of Operations

	Six months ended June 30, 2001 (Unaudited)
Investment Income Dividends		$ 12,823,612
Interest		71,925,625
Security lending		1,953
Total income		84,751,190
Expenses
Management fee	$ 10,440,218
Transfer agent fees	1,294,860
Distribution fees	22,867
Accounting and security lending fees	323,084
Custodian fees and expenses	34,575
Audit	19,831
Legal	9,609
Reports to shareholders	218,832
Total expenses before reductions	12,363,876
Expense reductions	(56,910)	12,306,966
Net investment income		72,444,224
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(39,487,728)
Foreign currency transactions	111
Futures contracts	(18,531,436)	(58,019,053)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(161,659,529)
Assets and liabilities in foreign currencies	(270)
Futures contracts	(652,131)	(162,311,930)
Net gain (loss)		(220,330,983)
Net increase (decrease) in net assets resulting from operations		$ (147,886,759)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Asset Manager Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Operations Net investment income	$ 72,444,224	$ 169,689,841
Net realized gain (loss)	(58,019,053)	71,952,466
Change in net unrealized appreciation (depreciation)	(162,311,930)	(417,674,101)
Net increase (decrease) in net assets resulting from operations	(147,886,759)	(176,031,794)
Distributions to shareholders From net investment income	(165,533,399)	(155,528,551)
From net realized gain	(62,082,268)	(361,637,025)
Total distributions	(227,615,667)	(517,165,576)
Share transactions - net increase (decrease)	35,814,466	(103,868,167)
Total increase (decrease) in net assets	(339,687,960)	(797,065,537)
Net Assets
Beginning of period	4,163,537,345	4,960,602,882
End of period (including undistributed net investment income of $83,751,354 and $177,028,055, respectively)	$ 3,823,849,385	$ 4,163,537,345

Other Information:
	Six months ended June 30, 2001 (Unaudited)		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	8,491,079	$ 126,014,471	15,773,125	$ 262,419,927
Reinvested	14,767,544	225,648,009	31,454,002	514,587,479
Redeemed	(21,830,538)	(322,703,175)	(53,688,174)	(896,416,716)
Net increase (decrease)	1,428,085	$ 28,959,305	(6,461,047)	$ (119,409,310)
Service Class Sold	251,106	$ 3,688,525	741,504	$ 12,184,248
Reinvested	110,168	1,674,550	157,694	2,567,255
Redeemed	(178,671)	(2,639,083)	(251,421)	(4,163,614)
Net increase (decrease)	182,603	$ 2,723,992	647,777	$ 10,587,889
Service Class 2 A Sold	292,461	$ 4,301,743	312,250	$ 5,136,587
Reinvested	19,334	293,108	666	10,842
Redeemed	(32,102)	(463,682)	(11,780)	(194,175)
Net increase (decrease)	279,693	$ 4,131,169	301,136	$ 4,953,254
Distributions From net investment income Initial Class		$ 164,107,625		$ 154,762,338
Service Class		1,212,605		762,991
Service Class 2 A		213,169		3,222
Total		$ 165,533,399		$ 155,528,551
From net realized gain Initial Class		$ 61,540,384		$ 359,825,141
Service Class		461,945		1,804,264
Service Class 2 A		79,939		7,620
Total		$ 62,082,268		$ 361,637,025
		$ 227,615,667		$ 517,165,576

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2001	Years ended December 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997	1996
Net asset value, beginning of period	$ 16.01	$ 18.67	$ 18.16	$ 18.01	$ 16.93	$ 15.79
Income from Investment Operations
Net investment income	.27 D	.62 D	.59 D	.59 D	.57 D	.63
Net realized and unrealized gain (loss)	(.81)	(1.30)	1.28	1.84	2.58	1.55
Total from investment operations	(.54)	(.68)	1.87	2.43	3.15	2.18
Less Distributions
From net investment income	(.64)	(.60) G	(.60)	(.57)	(.59)	(.57)
From net realized gain	(.24)	(1.38) G	(.76)	(1.71)	(1.48)	(.47)
Total distributions	(.88)	(1.98)	(1.36)	(2.28)	(2.07)	(1.04)
Net asset value, end of period	$ 14.59	$ 16.01	$ 18.67	$ 18.16	$ 18.01	$ 16.93
Total Return B, C	(3.62)%	(3.87)%	11.09%	15.05%	20.65%	14.60%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 3,784,918	$ 4,128,169	$ 4,936,926	$ 4,905,468	$ 4,399,937	$ 3,641,194
Ratio of expenses to average net assets	.63% A	.61%	.63%	.64%	.65%	.74%
Ratio of expenses to average net assets after all expense reductions	.63% A	.61%	.62% F	.63% F	.64% F	.73% F
Ratio of net investment income to average net assets	3.69% A	3.73%	3.36%	3.46%	3.43%	3.60%
Portfolio turnover rate	56% A	76%	94%	113%	101%	168%

Financial Highlights - Service Class

	Six months ended June 30, 2001	Years ended December 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997 E
Net asset value, beginning of period	$ 15.91	$ 18.59	$ 18.10	$ 17.99	$ 17.60
Income from Investment Operations
Net investment income D	.26	.60	.56	.57	.10
Net realized and unrealized gain (loss)	(.79)	(1.31)	1.29	1.82	.29
Total from investment operations	(.53)	(.71)	1.85	2.39	.39
Less Distributions
From net investment income	(.63)	(.59) G	(.60)	(.57)	-
From net realized gain	(.24)	(1.38) G	(.76)	(1.71)	-
Total distributions	(.87)	(1.97)	(1.36)	(2.28)	-
Net asset value, end of period	$ 14.51	$ 15.91	$ 18.59	$ 18.10	$ 17.99
Total Return B, C	(3.58)%	(4.06)%	11.01%	14.82%	2.22%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 30,531	$ 30,583	$ 23,677	$ 5,801	$ 10
Ratio of expenses to average net assets	.73% A	.72%	.74%	.78%	.75% A
Ratio of expenses to average net assets after all expense reductions	.73% A	.71% F	.73% F	.77% F	.75% A
Ratio of net investment income to average net assets	3.59% A	3.62%	3.25%	3.49%	3.52% A
Portfolio turnover rate	56% A	76%	94%	113%	101%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

	Six months ended June 30, 2001	Year ended December 31,
Selected Per-Share Data	(Unaudited)	2000 D
Net asset value, beginning of period	$ 15.89	$ 18.17
Income from Investment Operations
Net investment income C	.25	.53
Net realized and unrealized gain (loss)	(.80)	(.84)
Total from investment operations	(.55)	(.31)
Less Distributions
From net investment income	(.64)	(.59) E
From net realized gain	(.24)	(1.38) E
Total distributions	(.88)	(1.97)
Net asset value, end of period	$ 14.46	$ 15.89
Total Return B	(3.72)%	(1.97)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 8,401	$ 4,785
Ratio of expenses to average net assets	.89% A	.88% A
Ratio of net investment income to average net assets	3.43% A	3.46% A
Portfolio turnover rate	56% A	76%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

D For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

E The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Asset Manager Portfolio

Notes to Financial Statements

For the period ended June 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Asset Manager Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) (referred to in this report as Fidelity Variable Insurance Products: Asset Manager Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Each class calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, futures transactions, foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $6,793,248 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to

Asset Manager Portfolio

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Loans and Other Direct Debt Instruments - continued

the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .53% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each Service Class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. For the period, this fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, each class paid FDC the following amounts, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 15,200
Service Class 2	7,667
$ 22,867

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

For the period the following amounts were paid to FIIOC:

Initial Class	$ 1,282,256
Service Class	10,363
Service Class 2	2,241
$ 1,294,860

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC) an affiliate of FMR maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in one or more open-end money market funds managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. These funds (collectively referred to as the "Central Funds") are only available to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital, liquidity, and current income and do not pay a management fee.

The Fidelity Money Market Central Fund is principally used for the fund's strategic allocation to money market investments. The Fidelity Securities Lending Cash Central Fund and the Fidelity Cash Central Fund are principally used for allocations of available cash. Income distributions from the Central Funds are recorded as interest income in the accompanying financial statements except for distributions from the Fidelity Securities Lending Cash Central Fund, which are recorded as security lending income. Distributions from the Central Funds to the fund totaled $6,634,230 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on their pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

Asset Manager Portfolio

Notes to Financial Statements (Unaudited) - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities. At the end of the period there were no security loans outstanding.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $48,537 of the fund's expenses. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, credits reduced the fund's custody fees by $8,373.

8. Beneficial Interest.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 20% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 20% of the total outstanding shares of the fund.

Asset Manager Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on March 29, 2001. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	14,308,823,743.47	92.057
Against	258,325,621.27	1.662
Abstain	976,343,698.91	6.281
TOTAL	15,543,493,063.65	100.000
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	14,121,087,660.81	90.849
Against	418,368,837.43	2.691
Abstain	1,004,036,565.41	6.460
TOTAL	15,543,493,063.65	100.000
PROPOSAL 3
To elect the fourteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	15,154,409,605.27	97.497
Withheld	389,083,458.38	2.503
TOTAL	15,543,493,063.65	100.000
Ralph F. Cox
Affirmative	15,129,005,401.07	97.333
Withheld	414,487,662.58	2.667
TOTAL	15,543,493,063.65	100.000
Phyllis Burke Davis
Affirmative	15,129,404,134.81	97.336
Withheld	414,088,928.84	2.664
TOTAL	15,543,493,063.65	100.000
Robert M. Gates
Affirmative	15,147,044,856.90	97.449
Withheld	396,448,206.75	2.551
TOTAL	15,543,493,063.65	100.000
Abigail P. Johnson
Affirmative	15,114,183,093.39	97.238
Withheld	429,309,970.26	2.762
TOTAL	15,543,493,063.65	100.000
Edward C. Johnson 3d
Affirmative	15,120,517,923.39	97.279
Withheld	422,975,140.26	2.721
TOTAL	15,543,493,063.65	100.000
Donald J. Kirk
Affirmative	15,146,564,785.62	97.446
Withheld	396,928,278.03	2.554
TOTAL	15,543,493,063.65	100.000
	# of Votes Cast	% of Votes Cast
Marie L. Knowles
Affirmative	15,155,243,168.95	97.502
Withheld	388,249,894.70	2.498
TOTAL	15,543,493,063.65	100.000
Ned C. Lautenbach
Affirmative	15,158,046,761.05	97.520
Withheld	385,446,302.60	2.480
TOTAL	15,543,493,063.65	100.000
Peter S. Lynch
Affirmative	15,158,407,202.15	97.523
Withheld	385,085,861.50	2.477
TOTAL	15,543,493,063.65	100.000
Marvin L. Mann
Affirmative	15,142,548,326.72	97.420
Withheld	400,944,736.93	2.580
TOTAL	15,543,493,063.65	100.000
William O. McCoy
Affirmative	15,148,976,308.20	97.462
Withheld	394,516,755.45	2.538
TOTAL	15,543,493,063.65	100.000
Robert C. Pozen
Affirmative	15,153,117,320.84	97.488
Withheld	390,375,742.81	2.512
TOTAL	15,543,493,063.65	100.000
William S. Stavropoulos
Affirmative	15,130,986,737.33	97.346
Withheld	412,506,326.32	2.654
TOTAL	15,543,493,063.65	100.000
PROPOSAL 4
To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	3,060,681,053.44	94.072
Against	35,328,863.78	1.086
Abstain	157,538,872.95	4.842
TOTAL	3,253,548,790.17	100.000
PROPOSAL 7
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	2,968,079,117.59	91.226
Against	81,455,848.31	2.503
Abstain	204,013,824.27	6.271
TOTAL	3,253,548,790.17	100.000

*Denotes trust-wide proposals and voting results.

Semiannual Report

Semiannual Report

Asset Manager Portfolio

Asset Manager Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Money Management, Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Bart Grenier, Vice President

Charles S. Morrison II, Vice President

Mark J. Notkin, Vice President

John Todd, Vice President

Steven J. Snider, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos*

Advisory Board

Robert C. Pozen

* Independent trustees

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

The Chase Manhattan Bank
New York, NY

VIPAM-SANN-0801 141357
1.705701.103

Fidelity® Variable Insurance Products:

Contrafund® Portfolio

Semiannual Report

June 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Environment	3	A review of what happened in world markets during the past six months.
Performance and Investment Summary	4	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	7	The manager's review of fund performance, strategy, and outlook.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	15	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	19	Notes to the financial statements.
Proxy Voting Results	22

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiannual Report

Market Environment

There's an expression in financial quarters that says, "When the United States sneezes, the world catches cold." That would seem to be a pretty fair statement judging by the performance of the global economy during the six-month period ending June 30, 2001. Considering that more than a third of all goods sold in the U.S. are imports - compared to 20% a decade ago - the sharp deceleration of the domestic economy had far-reaching ramifications. Asia, the Pacific Rim, Europe and many other parts of the world - particularly technology exporters - were negatively affected by slowing U.S. demand. Higher energy costs also put a damper on global economic growth through the first half of 2001. The news was better in the second quarter of the year, at least for U.S. stocks. The second quarter gains of U.S. equity stock funds were the biggest since the fourth quarter of 1999, according to Lipper Inc.

U.S. Stock Markets

Despite extreme volatility during the first half of 2001, opportunities for strong returns were still abundant for equity investors. In short, big was anything but better during the first half of the year. Small- and mid-cap value stocks were the top performers, while large-cap growth fell from favor. The technology and telecommunications industries were the primary victims of this fallout. The "irrational exuberance" - a phrase coined by Federal Reserve Board chairman Alan Greenspan a few years ago to describe the extraordinary run-up in these new economy stocks - quickly evaporated as economic growth slowed and earnings disappointments piled up. In response, investors turned to the long-neglected value arena, where many companies demonstrated real earnings growth and reasonable valuations. A look at the numbers reveals the performance discrepancy between the large-cap growth and mid- to small-cap value styles: For the six-month period ending June 30, 2001, the Russell 2000® Value Index - a measure of small-cap value stock performance - gained 12.72%. Its large-cap growth counterpart, the Russell 1000® Growth Index, declined 14.24%. Other growth-oriented indexes demonstrated a similar shortfall. The large-cap weighted Standard & Poor's 500SM Index fell 6.70%, while the tech- and telecom-heavy NASDAQ Composite® Index lost 12.40%. The Dow Jones Industrial AverageSM, a blend of 30 blue-chip companies - 23 of which fall into the value category - finished the six-month period down 1.86%.

Foreign Stock Markets

The performance of international equity markets echoed that of their U.S. counterparts during the first half of 2001. Slowing economic growth led to a sell-off in the so-called TMT sectors - meaning technology, media and telecommunications. As a result, margin pressures and a decline in capital expenditures took a heavy toll on corporate earnings, causing the Morgan Stanley Capital InternationalSM Europe, Australasia and Far East (MSCI® EAFE®) Index to drop 14.45%. Europe accounted for much of the weakness. The global slowdown reduced export activity, and the European Central Bank's reluctance to cut interest rates due to inflation fears was greeted negatively by investors. Japan also suffered a sharp drop in exports, particularly in technology-related sectors. The Tokyo Stock Exchange Index (TOPIX), a benchmark of the Japanese stock market, fell 6.86%. On the other hand, South Korea posted one of the best performances, as the Korea Composite Stock Price Index (KOSPI) jumped 11.30% during the past six months thanks to renewed strength in semiconductor demand. Latin American stocks rebounded in the second quarter of 2001, helping the Morgan Stanley Capital International Emerging Markets Free - Latin America Index record a 6.16% gain for the first half of the year.

U.S. Bond Markets

Investment-grade bonds extended their recent dominance over most major stock indexes for the six-month period ending June 30, 2001. The Lehman Brothers Aggregate Bond Index - a popular measure of taxable-bond performance - returned 3.62% during this time frame. Treasuries relinquished market leadership to the spread sectors, particularly corporate bonds, which stormed out of the gates in 2001. Still, the Lehman Brothers Treasury Index returned 1.95%. Overwhelming evidence of deteriorating economic growth spurred the Federal Reserve Board to aggressively ease interest rates, with a total of six cuts during the first six months of 2001. This strong positive signal of support for the economy triggered one of the best months ever for corporate bonds in January. Further yield spread tightening in the spring ensured top billing for the Lehman Brothers Credit Bond Index, which returned 5.38%. Agencies benefited from reduced political risk surrounding government-sponsored enterprises, while a still-robust housing market aided discount mortgage securities. The Lehman Brothers U.S. Agency and Mortgage-Backed Securities indexes returned 3.06% and 3.78%, respectively. High-yield bonds also chipped in with a positive six-month return, despite a negative second quarter. Overall, the Merrill Lynch High Yield Master II Index gained 3.38% in the first half of 2001.

Foreign Bond Markets

In general, emerging-markets debt outperformed developed nation investment-grade government bonds during the past six months. The J.P. Morgan Emerging Markets Bond Index Global returned 5.82% in that time frame. Russia stood out among the index's top performers, helped by a continuation of economic reforms and several credit rating upgrades. Argentina was at the opposite end of the spectrum, plagued by its slumping economy and potential debt defaults. Meanwhile, international government bonds fell 6.78%, according to the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index. European government bond performance was held back somewhat as the euro had a difficult time competing with the strong U.S. dollar.

Semiannual Report

Fidelity Variable Insurance Products: Contrafund Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Contrafund - Initial Class	-14.78%	13.57%	17.54%
S&P 500 ®	-14.83%	14.48%	18.30%
Variable Annuity Growth Funds Average	-20.67%	12.61%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 313 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Contrafund Portfolio Initial Class on January 3, 1995, when the fund started. As the chart shows, by June 30, 2001, the value of the investment would have grown to $28,558 - a 185.58% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $29,783 - a 197.83% increase.

Investment Summary

Top Five Stocks as of June 30, 2001
% of fund's net assets
Exxon Mobil Corp.	2.8
Fannie Mae	2.2
Pfizer, Inc.	2.1
Minnesota Mining & Manufacturing Co.	1.9
Colgate-Palmolive Co.	1.9
10.9
Top Five Market Sectors as of June 30, 2001
% of fund's net assets
Financials	21.0
Energy	13.0
Industrials	13.0
Consumer Discretionary	11.3
Health Care	11.1

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Asset Allocation as of June 30, 2001
% of fund's net assets *
Stocks	89.6%
Bonds	1.4%
Short-Term Investments and Net Other Assets	9.0%

* Foreign investments 16.8%

Semiannual Report

Fidelity Variable Insurance Products: Contrafund Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Contrafund - Service Class	-14.89%	13.49%	17.48%
S&P 500	-14.83%	14.48%	18.30%
Variable Annuity Growth Funds Average	-20.67%	12.61%	n/a *

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 313 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Contrafund Portfolio - Service Class on January 3, 1995, when the fund started. As the chart shows, by June 30, 2001, the value of the investment would have grown to $28,461 - a 184.61% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $29,783 - a 197.83% increase.

Investment Summary

Top Five Stocks as of June 30, 2001
% of fund's net assets
Exxon Mobil Corp.	2.8
Fannie Mae	2.2
Pfizer, Inc.	2.1
Minnesota Mining & Manufacturing Co.	1.9
Colgate-Palmolive Co.	1.9
10.9
Top Five Market Sectors as of June 30, 2001
% of fund's net assets
Financials	21.0
Energy	13.0
Industrials	13.0
Consumer Discretionary	11.3
Health Care	11.1

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Asset Allocation as of June 30, 2001
% of fund's net assets *
Stocks	89.6%
Bonds	1.4%
Short-Term Investments and Net Other Assets	9.0%

* Foreign investments 16.8%

Semiannual Report

Fidelity Variable Insurance Products: Contrafund Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Contrafund - Service Class 2	-15.02%	13.45%	17.44%
S&P 500	-14.83%	14.48%	18.30%
Variable Annuity Growth Funds Average	-20.67%	12.61%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 313 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Contrafund Portfolio - Service Class 2 on January 3, 1995, when the fund started. As the chart shows, by June 30, 2001, the value of the investment would have grown to $28,406 - a 184.06% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $29,783 - a 197.83% increase.

Investment Summary

Top Five Stocks as of June 30, 2001
% of fund's net assets
Exxon Mobil Corp.	2.8
Fannie Mae	2.2
Pfizer, Inc.	2.1
Minnesota Mining & Manufacturing Co.	1.9
Colgate-Palmolive Co.	1.9
10.9
Top Five Market Sectors as of June 30, 2001
% of fund's net assets
Financials	21.0
Energy	13.0
Industrials	13.0
Consumer Discretionary	11.3
Health Care	11.1

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Asset Allocation as of June 30, 2001
% of fund's net assets *
Stocks	89.6%
Bonds	1.4%
Short-Term Investments and Net Other Assets	9.0%

* Foreign investments 16.8%

Semiannual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Will Danoff, Portfolio Manager of Contrafund Portfolio

Q. How did the fund perform, Will?

A. For the six months that ended June 30, 2001, the fund trailed the Standard & Poor's 500 Index - which returned -6.70% - but topped the variable annuity growth funds average, which returned -10.51% according to Lipper Inc. For the 12 months that ended June 30, 2001, the fund lagged the S&P 500 ® return of -14.83% and beat the Lipper average, which returned -20.67%.

Q. What factors shaped the fund's performance during the six-month period?

A. I anticipated a continued economic slowdown as we entered 2001, and had built positions in defensive areas such as insurance, consumer staples and energy stocks. Historically, these groups have produced steady earnings growth despite the economic climate. Then, in early January the Federal Reserve Board lowered interest rates and changed the complexion of the market. Immediately - and, I feel, prematurely - investors anticipated a rebound and interest-rate sensitive groups such as autos and housing emerged as market leaders. This change of events hurt the fund relative to the index, as we had little exposure here. As for the fund's peers, my underweighting in technology may have given the fund a slight edge.

Q. You lowered the fund's technology exposure from around 13% to 4% during the period. Did this de-emphasis help?

A. It did, as the technology sector declined nearly 20% during the period. As I've mentioned before, the tech stock bubble peaked in the spring of 2000, and the sector generally has declined ever since. Profit expectations fell by 70% during this time, making the valuations of large-cap tech stocks expensive despite the NASDAQ's 60% decline from its peak last year. Also, my experience suggested that earnings growth after the bubble bursts is never as good as expectations were during the bubble. In hindsight, I wish I had owned more Microsoft during the period, as the stock rose significantly on the heels of a strong new product cycle. Brocade Communications - which the fund no longer owned at the end of the period - and Cisco Systems were two of our tech holdings that performed poorly and hurt the fund's performance.

Q. Finance stocks accounted for about 21% of the fund's investments at the end of the period. Why did you like this group?

A. The sector is huge and growing, and it's still quite fragmented. For example, more than 6,000 banks operate in the U.S., versus only eight in Canada. The fund held large positions in regional banks that were generating good returns, including Fifth Third and M&T Bank. The fund's best individual performer during the period was Household International, which benefited from lower interest rates, disciplined expense management and solid earnings growth.

Q. Considering the fund's defensive flavor during the period, why didn't you add more health care stocks?

A. Drug stocks - which make up a good portion of the health care universe - endured a challenging period. Valuations were very high entering the period, and many drug companies released disappointing clinical results for their new drug prospects. Also, many suffered from fears of intensified generic competition as patent expirations approached. Schering-Plough, one of the fund's largest health care positions at the beginning of the period, struggled for these reasons, as well as unanticipated manufacturing problems. I retained a large stake in Pfizer, which, despite dropping in value during the period, was one of the few drug companies that met its earnings targets. The fund did benefit from owning hospital companies such as HCA and Tenet Healthcare. Increased demand, good cost controls and strong free cash flows helped hospital stocks.

Q. What's your outlook, Will?

A. The technology sector may continue to trail the broader market throughout 2001, as valuations remain high and a profit recovery could be muted by significant excess industry capacity. High valuations also could mute the recovery of many of the market's largest companies, which are still trading at price-to-earnings ratios twice their earnings growth rates. With the Federal Reserve lowering interest rates, economic activity should improve. Inflation remains subdued, so the broader market may perform well. At the end of the period, I was finding good ideas in the finance, health care and consumer cyclical sectors, all of which tend to benefit from falling interest rates and had steady growth and reasonable valuations.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to increase the value of the fund's shares over the long term by investing in companies whose value is not fully recognized by the public

Start date: January 3, 1995

Size: as of June 30, 2001, more than $8.7 billion

Manager: Will Danoff, since inception; joined Fidelity in 1986

Semiannual Report

Fidelity Variable Insurance Products: Contrafund Portfolio

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 89.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.3%
Auto Components - 0.3%
Exide Corp.	100	$ 1,150
Goodyear Tire & Rubber Co.	441,400	12,359,200
Michelin SA (Compagnie Generale des Etablissements) Series B	352,200	11,182,192
Midas, Inc.	179,200	2,257,920
Snap-On, Inc.	79,500	1,920,720
		27,721,182
Automobiles - 1.2%
Harley-Davidson, Inc.	16,000	753,280
Honda Motor Co. Ltd.	639,000	28,112,804
Nissan Motor Co. Ltd.	4,053,000	27,979,738
Toyota Motor Corp.	1,463,500	51,551,786
		108,397,608
Hotels, Restaurants & Leisure - 1.9%
AFC Enterprises, Inc.	119,800	2,294,170
Brinker International, Inc. (a)	59,900	1,548,415
California Pizza Kitchen, Inc.	30,200	702,150
CBRL Group, Inc.	75,000	1,329,000
Darden Restaurants, Inc.	11,900	332,010
Harrah's Entertainment, Inc. (a)	79,600	2,809,880
International Game Technology (a)	105,000	6,588,750
Krispy Kreme Doughnuts, Inc. (a)	20,100	804,000
Marriott International, Inc. Class A	202,500	9,586,350
McDonald's Corp.	3,229,800	87,398,388
Outback Steakhouse, Inc. (a)	148,780	4,284,864
P.F. Chang's China Bistro, Inc. (a)	259,750	9,844,525
Park Place Entertainment Corp. (a)	130,900	1,583,890
PJ America, Inc. (a)(c)	581,700	4,921,182
Ryan's Family Steak Houses, Inc. (a)	188,500	2,433,535
Starwood Hotels & Resorts Worldwide, Inc. unit	497,200	18,535,616
Wendy's International, Inc.	266,400	6,803,856
		161,800,581
Household Durables - 1.4%
Beazer Homes USA, Inc. (a)	25,000	1,587,250
Blyth, Inc.	69,000	1,773,990
Centex Corp.	329,600	13,431,200
Clayton Homes, Inc.	252,300	3,966,156
D.R. Horton, Inc.	126,600	2,873,820
Ethan Allen Interiors, Inc.	132,700	4,312,750
Harman International Industries, Inc.	658,100	25,067,029
Lennar Corp.	483,000	20,141,100
Mohawk Industries, Inc. (a)	355,620	12,517,824
Nintendo Co. Ltd.	100,600	18,309,974
Pulte Homes, Inc.	170,200	7,255,626

	Shares	Value (Note 1)
Whirlpool Corp.	102,100	$ 6,381,250
Yankee Candle Co., Inc. (a)	76,700	1,456,533
		119,074,502
Internet & Catalog Retail - 0.2%
eBay, Inc. (a)	268,900	18,204,530
Leisure Equipment & Products - 0.2%
Mattel, Inc.	1,002,000	18,957,840
Media - 2.4%
AOL Time Warner, Inc. (a)	441,100	23,378,300
AT&T Corp. - Liberty Media Group Class A (a)	1,247,000	21,810,030
Charter Communications, Inc. Class A (a)	1,390,400	32,465,840
Comcast Corp. Class A (special) (a)	694,600	30,180,370
Cox Communications, Inc. Class A (a)	113,700	5,036,910
E.W. Scripps Co. Class A	176,800	12,199,200
Insight Communications, Inc. (a)	97,300	2,531,746
McGraw-Hill Companies, Inc.	78,500	5,192,775
Mediacom Communications Corp. Class A (a)	503,900	8,969,420
Omnicom Group, Inc.	163,100	14,026,600
Viacom, Inc. Class B (non-vtg.) (a)	1,117,536	57,832,488
		213,623,679
Multiline Retail - 0.7%
Costco Wholesale Corp. (a)	40,300	1,689,779
JCPenney Co., Inc.	976,800	25,748,448
Kmart Corp. (a)	403,200	4,624,704
Sears, Roebuck & Co.	235,000	9,942,850
Stein Mart, Inc. (a)	616,800	6,309,864
Target Corp.	370,400	12,815,840
		61,131,485
Specialty Retail - 2.5%
Abercrombie & Fitch Co. Class A (a)	60,200	2,678,900
AutoNation, Inc.	284,530	3,300,548
AutoZone, Inc. (a)	108,300	4,061,250
Bed Bath & Beyond, Inc. (a)	1,404,200	42,715,764
Best Buy Co., Inc. (a)	93,100	5,913,712
Charming Shoppes, Inc. (a)	1,799,300	10,993,723
Copart, Inc. (a)	30,200	893,014
Footstar, Inc. (a)	396,300	13,632,720
Galyan's Trading Co., Inc. (a)	7,500	153,375
Gap, Inc.	758,700	22,002,300
Gymboree Corp. (a)	492,300	4,036,860
Home Depot, Inc.	468,840	21,824,502
Lowe's Companies, Inc.	129,200	9,373,460
Payless ShoeSource, Inc. (a)	66,900	4,328,430
Talbots, Inc.	322,400	14,105,000
The Bombay Company, Inc. (a)	505,500	1,364,850
TJX Companies, Inc.	1,224,200	39,015,254
Toys 'R' Us, Inc. (a)	746,900	18,485,775
		218,879,437
Textiles & Apparel - 0.5%
Coach, Inc.	518,931	19,745,325
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Textiles & Apparel - continued
Delta Apparel, Inc.	8,870	$ 152,121
Delta Woodside Industries, Inc.	88,700	70,960
Duck Head Apparel Co., Inc. (a)	8,870	40,447
Jones Apparel Group, Inc. (a)	168,200	7,266,240
Liz Claiborne, Inc.	287,600	14,509,420
Vans, Inc. (a)	50,500	1,191,800
		42,976,313
TOTAL CONSUMER DISCRETIONARY		990,767,157
CONSUMER STAPLES - 11.0%
Beverages - 2.5%
Anheuser-Busch Companies, Inc.	1,094,800	45,105,760
Diageo PLC	3,145,623	34,726,829
Molson, Inc. Class A	517,700	16,413,210
Pepsi Bottling Group, Inc.	738,600	29,617,860
PepsiCo, Inc.	2,124,500	93,902,900
The Coca-Cola Co.	64,610	2,907,450
		222,674,009
Food & Drug Retailing - 2.8%
Albertson's, Inc.	503,700	15,105,963
CVS Corp.	1,916,902	73,992,417
Fleming Companies, Inc.	638,143	22,781,705
George Weston Ltd.	373,300	21,702,686
Koninklijke Ahold NV	666,602	20,954,767
Loblaw Companies Ltd.	130,940	4,358,036
Rite Aid Corp. (a)	750,550	6,754,950
Rite Aid Corp. (a)(d)	849,000	6,876,900
Safeway PLC	1,723,214	9,822,875
Sysco Corp.	832,000	22,588,800
Tesco PLC	4,435,900	16,103,970
Walgreen Co.	687,700	23,484,955
		244,528,024
Food Products - 1.9%
Cadbury Schweppes PLC	2,588,100	17,564,408
Dreyer's Grand Ice Cream, Inc.	33,600	945,840
Earthgrains Co.	447,700	11,640,200
Hershey Foods Corp.	12,800	789,888
Kraft Foods, Inc. Class A	832,800	25,816,800
Nestle SA (Reg.)	153,710	32,738,902
Quaker Oats Co.	637,500	58,171,875
Wm. Wrigley Jr. Co.	433,900	20,328,215
		167,996,128
Household Products - 1.9%
Colgate-Palmolive Co.	2,821,800	166,457,982
Personal Products - 1.9%
Avon Products, Inc.	2,543,850	117,729,378

	Shares	Value (Note 1)
Estee Lauder Companies, Inc. Class A	149,900	$ 6,460,690
Gillette Co.	1,425,400	41,322,346
		165,512,414
TOTAL CONSUMER STAPLES		967,168,557
ENERGY - 13.0%
Energy Equipment & Services - 1.0%
Carbo Ceramics, Inc.	22,900	848,445
Cooper Cameron Corp. (a)	201,200	11,226,960
Diamond Offshore Drilling, Inc.	156,200	5,162,410
ENSCO International, Inc.	361,700	8,463,780
Global Marine, Inc. (a)	212,100	3,951,423
Hanover Compressor Co. (a)	678,700	22,458,183
Schlumberger Ltd. (NY Shares)	194,900	10,261,485
Smith International, Inc. (a)	37,700	2,258,230
Transocean Sedco Forex, Inc.	144,400	5,956,500
Weatherford International, Inc. (a)	298,300	14,318,400
		84,905,816
Oil & Gas - 12.0%
Alberta Energy Co. Ltd.	2,683,590	110,782,282
Amerada Hess Corp.	443,300	35,818,640
Anadarko Petroleum Corp.	132,400	7,153,572
Apache Corp.	135,600	6,881,700
BP PLC sponsored ADR	2,701,132	134,651,430
Burlington Resources, Inc.	1,160,990	46,381,551
Canadian Natural Resources Ltd.	895,270	26,521,043
Chevron Corp.	481,300	43,557,650
Conoco, Inc. Class B	1,318,100	38,093,090
EOG Resources, Inc.	116,140	4,128,777
Equitable Resources, Inc.	289,500	9,643,245
Exxon Mobil Corp.	2,794,971	244,140,717
Kerr-McGee Corp.	241,300	15,990,951
Murphy Oil Corp.	102,900	7,573,440
Nexen, Inc.	553,620	13,931,917
Noble Affiliates, Inc.	713,300	25,215,155
Nuevo Energy Co. (a)	3,800	61,940
Occidental Petroleum Corp.	200,000	5,318,000
Phillips Petroleum Co.	826,500	47,110,500
Rio Alto Exploration Ltd. (a)	50,800	880,779
Royal Dutch Petroleum Co. (NY Shares)	430,800	25,102,716
Suncor Energy, Inc.	1,575,240	40,161,337
Talisman Energy, Inc.	410,070	15,641,706
Texaco, Inc.	640,000	42,624,000
Tosco Corp.	98,400	4,334,520
TotalFinaElf SA sponsored ADR	397,523	27,906,115
Ultramar Diamond Shamrock Corp.	150,600	7,115,850
Unocal Corp.	40,400	1,379,660
USX - Marathon Group	1,129,800	33,340,398
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Valero Energy Corp.	713,600	$ 26,246,208
Westport Resources Corp.	239,500	5,029,500
		1,052,718,389
TOTAL ENERGY		1,137,624,205
FINANCIALS - 21.0%
Banks - 6.0%
Astoria Financial Corp.	130,100	7,573,121
Australia & New Zealand Banking Group Ltd.	973,561	8,398,868
Bank of America Corp.	566,300	33,994,989
Bank of Ireland, Inc.	605,800	6,021,846
Bank One Corp.	3,175,000	113,665,000
Barclays PLC	157,700	4,865,775
Commerce Bancorp, Inc.	234,377	16,429,828
Fifth Third Bancorp	1,008,880	60,885,908
First Union Corp.	159,600	5,576,424
Golden West Financial Corp.	560,500	36,006,520
Hibernia Corp. Class A	109,600	1,950,880
Lloyds TSB Group PLC	1,612,900	16,242,250
M&T Bank Corp.	736,800	55,628,400
Mercantile Bankshares Corp.	95,097	3,758,233
National Commerce Financial Corp.	80,500	1,963,395
North Fork Bancorp, Inc.	333,700	10,344,700
Royal Bank of Scotland Group PLC	1,718,613	38,116,318
SouthTrust Corp.	590,700	15,358,200
Synovus Financial Corp.	358,600	11,252,868
U.S. Bancorp	2,551,294	58,143,990
Wells Fargo & Co.	339,770	15,775,521
		521,953,034
Diversified Financials - 6.5%
AMBAC Financial Group, Inc.	73,500	4,277,700
Capital One Financial Corp.	501,700	30,102,000
Citigroup, Inc.	837,215	44,238,441
Daiwa Securities Group, Inc.	3,886,000	40,660,919
Fannie Mae	2,265,400	192,898,810
Freddie Mac	245,880	17,211,600
Household International, Inc.	1,837,390	122,553,913
MBNA Corp.	588,100	19,377,895
Moody's Corp.	256,300	8,586,050
Nikko Securities Co. Ltd.	2,880,000	23,068,633
Nomura Securities Co. Ltd.	1,379,000	26,425,673
SEI Investments Co.	131,300	6,203,925
USA Education, Inc.	532,700	38,887,100
		574,492,659
Insurance - 7.8%
ACE Ltd.	144,100	5,632,869

	Shares	Value (Note 1)
AFLAC, Inc.	438,800	$ 13,817,812
Allstate Corp.	1,593,600	70,102,464
American International Group, Inc.	1,368,084	117,655,224
AXA SA de CV	42,100	1,203,599
Berkshire Hathaway, Inc.:
Class A (a)	2,403	166,287,600
Class B (a)	2,700	6,210,000
Canada Life Financial Corp.	219,800	6,387,847
Conseco, Inc.	1,917,800	26,177,970
Everest Re Group Ltd.	413,280	30,913,344
Manulife Financial Corp.	585,200	16,369,366
MBIA, Inc.	224,050	12,475,104
MetLife, Inc.	3,392,700	105,105,846
MGIC Investment Corp.	63,900	4,641,696
Old Republic International Corp.	205,000	5,945,000
Progressive Corp.	101,400	13,708,266
Radian Group, Inc.	114,200	4,619,390
RenaissanceRe Holdings Ltd.	180,230	13,355,043
The St. Paul Companies, Inc.	284,300	14,411,167
Xl Capital Ltd. Class A	576,000	47,289,600
Zenith National Insurance Corp.	127,700	3,447,900
		685,757,107
Real Estate - 0.7%
Equity Office Properties Trust	414,200	13,101,146
Equity Residential Properties Trust (SBI)	692,500	39,160,875
Glenborough Realty Trust, Inc.	213,600	4,122,480
ResortQuest International, Inc. (a)	192,100	2,209,150
		58,593,651
TOTAL FINANCIALS		1,840,796,451
HEALTH CARE - 11.1%
Biotechnology - 0.2%
Chiron Corp. (a)	60,500	3,157,495
Genentech, Inc. (a)	122,900	6,771,790
IDEC Pharmaceuticals Corp. (a)	30,100	1,950,781
Serono SA sponsored ADR (a)	273,600	6,826,320
		18,706,386
Health Care Equipment & Supplies - 1.7%
Bausch & Lomb, Inc.	102,200	3,703,728
Baxter International, Inc.	156,500	7,668,500
Becton, Dickinson & Co.	199,600	7,143,684
Bio-Rad Laboratories, Inc. Class A (a)	70,900	3,530,820
Biomet, Inc.	270,600	13,005,036
Cooper Companies, Inc.	180,500	9,277,700
Cytyc Corp. (a)	97,000	2,231,000
DENTSPLY International, Inc.	333,500	14,824,075
Diagnostic Products Corp.	15,800	524,560
Disetronic Holding AG (Reg.)	5,155	3,808,405
Medtronic, Inc.	714,934	32,894,113
MiniMed, Inc. (a)	280,000	13,176,800
Smith & Nephew PLC	1,617,754	8,448,949
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
St. Jude Medical, Inc. (a)	138,100	$ 8,286,000
Stryker Corp.	71,700	3,932,745
Sybron Dental Specialties, Inc. (a)	383,233	7,852,444
Varian Medical Systems, Inc. (a)	61,900	4,425,850
		144,734,409
Health Care Providers & Services - 4.0%
AmeriSource Health Corp. Class A (a)	207,070	11,450,971
Cardinal Health, Inc.	414,450	28,597,050
Caremark Rx, Inc. (a)	675,364	11,109,738
Community Health Systems, Inc.	564,400	16,649,800
Express Scripts, Inc. (a)	23,000	1,249,360
HCA - The Healthcare Co.	1,422,316	64,274,460
Health Management Associates, Inc. Class A (a)	1,083,800	22,803,152
HealthSouth Corp. (a)	1,404,700	22,433,059
Manor Care, Inc. (a)	534,800	16,979,900
Maximus, Inc. (a)	120,900	4,846,881
McKesson HBOC, Inc.	237,300	8,808,576
Patterson Dental Co. (a)	1,183,400	40,827,300
Professional Detailing, Inc. (a)	9,500	854,905
Tenet Healthcare Corp. (a)	1,071,700	55,289,003
UnitedHealth Group, Inc.	703,300	43,428,775
		349,602,930
Pharmaceuticals - 5.2%
Adolor Corp.	12,000	258,600
Allergan, Inc.	30,400	2,599,200
American Home Products Corp.	724,800	42,357,312
AstraZeneca PLC sponsored ADR	493,900	23,089,825
CIMA Labs, Inc. (a)	17,000	1,290,470
Elan Corp. PLC sponsored ADR (a)	1,322,700	80,684,700
Forest Laboratories, Inc. (a)	72,500	5,147,500
IVAX Corp. (a)	166,100	6,477,900
King Pharmaceuticals, Inc. (a)	185,600	9,976,000
Novartis AG sponsored ADR	1,486,600	53,740,590
Pfizer, Inc.	4,629,965	185,430,098
Sanofi-Synthelabo SA	179,089	11,791,936
Schering-Plough Corp.	704,500	25,531,080
Teva Pharmaceutical Industries Ltd. sponsored ADR	140,900	8,763,980
		457,139,191
TOTAL HEALTH CARE		970,182,916
INDUSTRIALS - 13.0%
Aerospace & Defense - 1.6%
Alliant Techsystems, Inc. (a)	3,300	296,670
Boeing Co.	27,300	1,517,880
Bombardier, Inc. Class B (sub. vtg.)	321,700	4,844,624
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	89,200	3,483,260

	Shares	Value (Note 1)
Lockheed Martin Corp.	2,287,140	$ 84,738,537
United Technologies Corp.	615,801	45,113,581
		139,994,552
Air Freight & Couriers - 0.3%
Expeditors International of Washington, Inc.	406,150	24,827,950
Airlines - 1.1%
British Airways PLC	1,006,102	4,898,513
Continental Airlines, Inc. Class B (a)	170,900	8,416,825
Ryanair Holdings PLC sponsored ADR (a)	705,210	36,395,888
Southwest Airlines Co.	2,442,530	45,162,380
		94,873,606
Building Products - 0.3%
American Standard Companies, Inc. (a)	318,800	19,159,880
Masco Corp.	168,100	4,195,776
York International Corp.	100,400	3,516,008
		26,871,664
Commercial Services & Supplies - 3.9%
Apollo Group, Inc. Class A (a)	4,000	167,480
Automatic Data Processing, Inc.	2,115,000	105,115,500
Avery Dennison Corp.	22,100	1,128,205
Brambles Industries Ltd.	201,276	4,930,618
Career Education Corp. (a)	118,000	7,044,600
Carlisle Holdings Ltd. (non-vtg.) (a)	205,500	1,056,270
Cendant Corp. (a)	1,226,200	23,910,900
Cintas Corp.	455,200	21,371,640
Concord EFS, Inc. (a)	251,300	13,957,202
Corinthian Colleges, Inc. (a)	225,200	10,582,148
CSG Systems International, Inc. (a)	198,900	11,786,814
Dun & Bradstreet Corp. (a)	70,000	1,974,000
Ecolab, Inc.	444,400	18,207,068
Exult, Inc.	213,600	3,545,760
First Data Corp.	1,001,800	64,365,650
Fiserv, Inc. (a)	85,000	5,270,000
IMS Health, Inc.	336,100	9,578,850
Modis Professional Services, Inc. (a)	179,300	1,237,170
Paychex, Inc.	48,600	2,002,320
Robert Half International, Inc. (a)	298,800	7,437,132
Sabre Holdings Corp. Class A	53,000	2,650,000
The BISYS Group, Inc. (a)	431,200	25,828,880
Waste Management, Inc.	10,100	311,282
		343,459,489
Construction & Engineering - 0.3%
Fluor Corp.	454,980	20,542,347
Jacobs Engineering Group, Inc. (a)	30,100	1,963,423
		22,505,770
Electrical Equipment - 0.1%
Cooper Industries, Inc.	122,000	4,829,980
Industrial Conglomerates - 2.0%
Minnesota Mining & Manufacturing Co.	1,474,910	168,287,231
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Industrial Conglomerates - continued
Textron, Inc.	70,261	$ 3,867,165
Tyco International Ltd.	128,300	6,992,350
		179,146,746
Machinery - 1.3%
Danaher Corp.	399,722	22,384,432
Graco, Inc.	30,700	1,013,100
Illinois Tool Works, Inc.	198,100	12,539,730
Ingersoll-Rand Co.	199,100	8,202,920
Roper Industries, Inc.	203,000	8,475,250
SPX Corp. (a)	488,931	61,204,383
Stewart & Stevenson Services, Inc.	58,200	1,940,970
		115,760,785
Road & Rail - 2.0%
C.H. Robinson Worldwide, Inc.	913,500	25,568,865
Canadian National Railway Co.	892,400	36,202,911
Canadian Pacific Ltd.	990,600	38,367,757
CSX Corp.	782,330	28,351,639
GATX Corp.	253,100	10,149,310
Landstar System, Inc. (a)	50,000	3,405,000
M.S. Carriers, Inc. (a)	125,010	4,067,825
Norfolk Southern Corp.	250,300	5,181,210
Swift Transportation Co., Inc. (a)	1,049,000	20,067,370
		171,361,887
Trading Companies & Distributors - 0.1%
Fastenal Co.	214,400	13,196,320
TOTAL INDUSTRIALS		1,136,828,749
INFORMATION TECHNOLOGY - 4.0%
Communications Equipment - 0.1%
CIENA Corp. (a)	40,500	1,541,835
Cisco Systems, Inc. (a)	19,178	371,478
Nokia AB sponsored ADR	20,000	440,800
Scientific-Atlanta, Inc.	163,200	6,625,920
		8,980,033
Computers & Peripherals - 0.1%
NCR Corp. (a)	139,300	6,547,100
Sun Microsystems, Inc. (a)	72,200	1,169,640
		7,716,740
Electronic Equipment & Instruments - 0.5%
Garmin Ltd.	12,800	293,120
Mettler-Toledo International, Inc. (a)	133,600	5,778,200
Symbol Technologies, Inc.	569,940	12,652,668
Thermo Electron Corp. (a)	1,272,132	28,012,347
		46,736,335
Internet Software & Services - 0.3%
Homestore.com, Inc. (a)	16,900	586,092
Keynote Systems, Inc. (a)	520,000	5,803,200

	Shares	Value (Note 1)
Netegrity, Inc. (a)	20,100	$ 642,195
RealNetworks, Inc. (a)	58,600	675,658
SmartForce PLC sponsored ADR (a)	226,900	7,998,225
Yahoo!, Inc. (a)	323,800	6,327,052
		22,032,422
IT Consulting & Services - 0.7%
Affiliated Computer Services, Inc. Class A (a)	287,500	20,674,125
Electronic Data Systems Corp.	60,500	3,781,250
SunGard Data Systems, Inc. (a)	1,343,600	40,321,436
		64,776,811
Semiconductor Equipment & Products - 0.4%
Analog Devices, Inc. (a)	8,000	346,000
Cabot Microelectronics Corp. (a)	125,000	7,813,750
Intel Corp.	477,800	14,568,122
Intersil Corp. Class A (a)	137,300	4,695,660
KLA-Tencor Corp. (a)	20,000	1,174,000
LAM Research Corp. (a)	54,400	1,634,720
Marvell Technology Group Ltd.	50,400	1,360,800
Texas Instruments, Inc.	100,900	3,178,350
		34,771,402
Software - 1.9%
Adobe Systems, Inc.	136,880	6,426,516
BEA Systems, Inc. (a)	3,800	126,236
Cerner Corp. (a)	122,700	5,257,695
Electronic Arts, Inc. (a)	333,300	19,161,417
Fair, Isaac & Co., Inc.	2,600	160,732
Inktomi Corp. (a)	117,800	1,076,692
Intuit, Inc. (a)	85,700	3,325,160
Jack Henry & Associates, Inc.	259,800	7,884,930
Legato Systems, Inc. (a)	10,000	158,900
Manugistics Group, Inc. (a)	335,900	8,797,221
Microsoft Corp. (a)	1,251,900	90,149,319
Networks Associates, Inc. (a)	540,500	6,691,390
Nuance Communications, Inc. (a)	357,200	6,251,000
NVIDIA Corp. (a)	16,230	1,494,296
PeopleSoft, Inc. (a)	185,256	8,947,865
Take-Two Interactive Software, Inc. (a)	175,200	3,256,968
		169,166,337
TOTAL INFORMATION TECHNOLOGY		354,180,080
MATERIALS - 3.6%
Chemicals - 0.7%
Air Products & Chemicals, Inc.	324,900	14,864,175
Engelhard Corp.	143,200	3,693,128
OM Group, Inc.	141,500	7,959,375
Praxair, Inc.	655,200	30,794,400
Sigma Aldrich Corp.	48,200	1,952,100
		59,263,178
Construction Materials - 0.1%
Vulcan Materials Co.	93,500	5,025,625
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Containers & Packaging - 0.0%
Pactiv Corp. (a)	280,400	$ 3,757,360
Metals & Mining - 2.4%
Agnico-Eagle Mines Ltd.	166,700	1,431,374
Alcoa, Inc.	867,900	34,195,260
Anglo American PLC	490,800	7,398,063
Barrick Gold Corp.	359,440	5,484,190
BHP Billiton PLC	3,646,363	18,282,417
BHP Ltd.	1,759,700	9,330,873
BHP Ltd. (a)	1,874,255	10,187,002
Compania de Minas Buenaventura SA sponsored ADR	266,600	4,916,104
Dofasco, Inc.	1,000	16,116
Franco Nevada Mining Corp. Ltd.	2,285,064	29,385,863
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	952,700	10,527,335
Gold Fields Ltd.	997,200	4,491,166
Goldcorp, Inc.	1,725,780	18,466,074
Impala Platinum Holdings Ltd.	97,600	4,894,066
Lonmin PLC	11,100	161,031
Massey Energy Corp.	652,300	12,889,448
Meridian Gold, Inc. (a)	244,800	1,920,888
Newmont Mining Corp.	578,010	10,756,766
Normandy Mining Ltd.	3,190,883	2,019,299
Placer Dome, Inc.	467,100	4,566,103
Rio Tinto PLC (Reg. D)	1,031,400	18,422,575
Stillwater Mining Co. (a)	165,870	4,851,698
		214,593,711
Paper & Forest Products - 0.4%
Boise Cascade Corp.	45,200	1,589,683
International Paper Co.	181,200	6,468,840
Sappi Ltd.	665,600	5,863,115
Weyerhaeuser Co.	363,500	19,981,595
		33,903,233
TOTAL MATERIALS		316,543,107
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.0%
KPNQwest NV Class C (NY Shares) (a)	356,300	3,135,440
Wireless Telecommunication Services - 1.0%
American Tower Corp. Class A (a)	2,640,470	54,578,515
AT&T Corp. - Wireless Group (a)	12,100	197,835

	Shares	Value (Note 1)
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	117,600	$ 3,150,504
NTT DoCoMo, Inc.	948	16,494,227
Sprint Corp. - PCS Group Series 1 (a)	201,800	4,873,470
Triton PCS Holdings, Inc. Class A (a)	22,500	905,625
Vodafone Group PLC sponsored ADR	402,600	8,998,110
		89,198,286
TOTAL TELECOMMUNICATION SERVICES		92,333,726
UTILITIES - 0.6%
Electric Utilities - 0.4%
American Electric Power Co., Inc.	348,040	16,069,007
Southern Co.	926,410	21,539,033
		37,608,040
Gas Utilities - 0.1%
NiSource, Inc.	149,300	4,080,369
Southern Union Co.	83,700	1,707,480
		5,787,849
Multi-Utilities - 0.1%
MDU Resources Group, Inc.	153,500	4,856,740
TOTAL UTILITIES		48,252,629
TOTAL COMMON STOCKS (Cost $7,046,752,473)		7,854,677,577
Convertible Bonds - 0.0%
Moody's Ratings (unaudited)			Principal Amount (e)
FINANCIALS - 0.0%
Banks - 0.0%
Royal Bank of Scotland Group PLC euro 0% 12/1/03 (Reg. S) (Cost $798,761)	-	GBP	704,573	880,044
U.S. Treasury Obligations - 1.5%

U.S. Treasury Bills, yield at date of purchase 3.51% to 3.99% 7/12/01 to 8/16/01	-		3,850,000	3,839,073
U.S. Treasury Bonds:
5.5% 8/15/28	Aaa		22,500,000	21,308,175
6.125% 11/15/27	Aaa		31,000,000	31,910,470
6.5% 11/15/26	Aaa		17,300,000	18,629,851
6.75% 8/15/26	Aaa		9,900,000	10,978,110
6.875% 8/15/25	Aaa		29,800,000	33,408,482
7.625% 2/15/25	Aaa		9,500,000	11,566,250
TOTAL U.S. TREASURY OBLIGATIONS (Cost $125,173,996)				131,640,411
Cash Equivalents - 10.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 4.09% (b)	860,109,938	$ 860,109,938
Fidelity Securities Lending Cash Central Fund, 4.02% (b)	53,844,100	53,844,100
TOTAL CASH EQUIVALENTS (Cost $913,954,038)		913,954,038
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $8,086,679,268)		8,901,152,070
NET OTHER ASSETS - (1.5)%		(135,298,773)
NET ASSETS - 100%		$ 8,765,853,297
Currency Abbreviations
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
PJ America, Inc.	$ -	$ -	$ -	$4,921,182
(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Rite Aid Corp.	6/27/01	$ 6,367,500
(e) Principal amounts are stated in United States dollars unless otherwise noted.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $6,671,570,592 and $6,496,849,360, respectively, of which long-term U.S. Government and government obligations aggregated $0 and $114,946,461, respectively.

The market value of futures contracts opened and closed during the period amounted to $252,016,213 and $308,939,483, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $357,899 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,876,900 or 0.1% of net assets.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	83.2%
Canada	4.8
United Kingdom	4.2
Japan	2.7
Ireland	1.5
Switzerland	1.1
Others (individually less than 1%)	2.5
100.0%
Income Tax Information

At June 30, 2001, the aggregate cost of investment securities for income tax purposes was $8,142,506,249. Net unrealized appreciation aggregated $758,645,821, of which $1,098,922,003 related to appreciated investment securities and $340,276,182 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Fidelity Variable Insurance Products: Contrafund Portfolio

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $52,434,636) (cost $8,086,679,268) - See accompanying schedule		$ 8,901,152,070
Cash		295,828
Foreign currency held at value (cost $415,029)		415,350
Receivable for investments sold		113,675,839
Receivable for fund shares sold		5,868,200
Dividends receivable		7,880,322
Interest receivable		4,282,457
Receivable for daily variation on futures contracts		643,666
Other receivables		157,124
Total assets		9,034,370,856
Liabilities
Payable for investments purchased	$ 204,479,653
Payable for fund shares redeemed	5,786,464
Accrued management fee	4,277,563
Distribution fees payable	128,664
Other payables and accrued expenses	1,115
Collateral on securities loaned, at value	53,844,100
Total liabilities		268,517,559
Net Assets		$ 8,765,853,297
Net Assets consist of:
Paid in capital		$ 8,372,695,812
Undistributed net investment income		38,667,528
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(459,958,695)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		814,448,652
Net Assets		$ 8,765,853,297
Initial Class: Net Asset Value, offering price and redemption price per share ($7,414,130,344 ÷ 358,901,184 shares)		$20.66
Service Class: Net Asset Value, offering price and redemption price per share ($1,218,873,358 ÷ 59,161,957 shares)		$20.60
Service Class 2: Net Asset Value, offering price and redemption price per share ($132,849,595 ÷ 6,464,830 shares)		$20.55

Statement of Operations

	Six months ended June 30, 2001 (Unaudited)
Investment Income Dividends		$ 44,382,785
Interest		24,586,781
Security lending		639,803
Total income		69,609,369
Expenses
Management fee	$ 25,829,139
Transfer agent fees	2,925,377
Distribution fees	718,013
Accounting and security lending fees	426,601
Non-interested trustees' compensation	15,450
Custodian fees and expenses	265,926
Audit	23,855
Legal	23,997
Reports to Shareholders	522,905
Miscellaneous	3,133
Total expenses before reductions	30,754,396
Expense reductions	(2,456,099)	28,298,297
Net investment income		41,311,072
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(335,333,895)
Foreign currency transactions	(159,394)
Futures contracts	(2,609,168)	(338,102,457)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(689,901,566)
Assets and liabilities in foreign currencies	8,843
Futures contracts	458,688	(689,434,035)
Net gain (loss)		(1,027,536,492)
Net increase (decrease) in net assets resulting from operations		$ (986,225,420)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Contrafund Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Operations Net investment income	$ 41,311,072	$ 68,317,627
Net realized gain (loss)	(338,102,457)	204,849,547
Change in net unrealized appreciation (depreciation)	(689,434,035)	(962,270,276)
Net increase (decrease) in net assets resulting from operations	(986,225,420)	(689,103,102)
Distributions to shareholders From net investment income	(69,399,585)	(35,814,293)
From net realized gain	(126,732,911)	(1,235,476,968)
In excess of net realized gain	(122,112,435)	-
Total distributions	(318,244,931)	(1,271,291,261)
Share transactions - net increase (decrease)	226,688,178	2,023,685,153
Total increase (decrease) in net assets	(1,077,782,173)	63,290,790
Net Assets
Beginning of period	9,843,635,470	9,780,344,680
End of period (including undistributed net investment income of $38,667,528 and $67,012,238, respectively)	$ 8,765,853,297	$ 9,843,635,470
Other Information:
	Six months ended June 30, 2001 (Unaudited)		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	22,321,475	$ 469,906,251	53,448,851	$ 1,355,965,735
Reinvested	12,488,712	275,251,203	45,653,334	1,161,877,344
Redeemed	(34,568,380)	(723,005,324)	(49,325,329)	(1,240,820,402)
Net increase (decrease)	241,807	$ 22,152,130	49,776,856	$ 1,277,022,677
Service Class Sold	7,872,293	$ 166,292,711	24,126,050	$ 612,579,539
Reinvested	1,820,820	40,039,821	4,305,875	109,369,237
Redeemed	(3,129,439)	(64,911,413)	(2,471,479)	(61,156,455)
Net increase (decrease)	6,563,674	$ 141,421,119	25,960,446	$ 660,792,321
Service Class 2 A Sold	3,166,277	$ 66,436,551	3,591,561	$ 88,871,209
Reinvested	134,574	2,953,910	1,759	44,679
Redeemed	(302,124)	(6,275,532)	(127,217)	(3,045,733)
Net increase (decrease)	2,998,727	$ 63,114,929	3,466,103	$ 85,870,155
Distributions From net investment income Initial Class		$ 60,769,746		$ 32,731,929
Service Class		8,007,964		3,081,105
Service Class 2 A		621,875		1,259
Total		$ 69,399,585		$ 35,814,293
From net realized gain Initial Class		$ 109,231,938		$ 1,129,145,416
Service Class		16,313,306		106,288,132
Service Class 2 A		1,187,667		43,420
Total		$ 126,732,911		$ 1,235,476,968
				$ 1,271,291,261
In excess of net realized gain Initial Class		$ 105,249,519		$ -
Service Class		15,718,550		-
Service Class 2 A		1,144,366		-
Total		$ 122,112,435		$ -
		$ 318,244,931		$ -

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2001	Years ended December 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997	1996
Net asset value, beginning of period	$ 23.75	$ 29.15	$ 24.44	$ 19.94	$ 16.56	$ 13.79
Income from Investment Operations
Net investment income	.10 D	.17 D	.12 D	.13 D	.16 D	.14
Net realized and unrealized gain (loss)	(2.42)	(1.84)	5.59	5.54	3.73	2.76
Total from investment operations	(2.32)	(1.67)	5.71	5.67	3.89	2.90
Less Distributions
From net investment income	(.17)	(.11)	(.12)	(.14)	(.14)	-
From net realized gain	(.31)	(3.62)	(.88)	(1.03)	(.37)	(.13)
In excess of net realized gain	(.29)	-	-	-	-	-
Total distributions	(.77)	(3.73)	(1.00)	(1.17)	(.51)	(.13)
Net asset value, end of period	$ 20.66	$ 23.75	$ 29.15	$ 24.44	$ 19.94	$ 16.56
Total Return B, C	(9.97)%	(6.58)%	24.25%	29.98%	24.14%	21.22%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 7,414,130	$ 8,516,464	$ 9,005,129	$ 6,388,592	$ 4,107,868	$ 2,394,103
Ratio of expenses to average net assets	.68% A	.66%	.67%	.70%	.71%	.74%
Ratio of expenses to average net assets after all expense reductions	.62% A, F	.63% F	.65% F	.66% F	.68% F	.71% F
Ratio of net investment income to average net assets	.95% A	.69%	.48%	.62%	.90%	1.33%
Portfolio turnover rate	158% A	177%	172%	201%	142%	178%

Financial Highlights - Service Class

	Six months ended June 30, 2001	Years ended December 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997 E
Net asset value, beginning of period	$ 23.67	$ 29.10	$ 24.42	$ 19.93	$ 19.99
Income from Investment Operations
Net investment income D	.09	.15	.10	.11	.03
Net realized and unrealized gain (loss)	(2.41)	(1.85)	5.58	5.55	(.09)
Total from investment operations	(2.32)	(1.70)	5.68	5.66	(.06)
Less Distributions
From net investment income	(.15)	(.11)	(.12)	(.14)	-
From net realized gain	(.31)	(3.62)	(.88)	(1.03)	-
In excess of net realized gain	(.29)	-	-	-	-
Total distributions	(.75)	(3.73)	(1.00)	(1.17)	-
Net asset value, end of period	$ 20.60	$ 23.67	$ 29.10	$ 24.42	$ 19.93
Total Return B, C	(10.00)%	(6.71)%	24.15%	29.94%	(.30)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,218,873	$ 1,245,222	$ 775,216	$ 152,553	$ 3,722
Ratio of expenses to average net assets	.78% A	.76%	.78%	.80%	.81% A
Ratio of expenses to average net assets after all expense reductions	.72% A, F	.74% F	.75% F	.75% F	.78% A, F
Ratio of net investment income to average net assets	.85% A	.59%	.37%	.53%	1.14% A
Portfolio turnover rate	158% A	177%	172%	201%	142%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

	Six months ended June 30, 2001	Year ended December 31,
Selected Per-Share Data	(Unaudited)	2000 E
Net asset value, beginning of period	$ 23.64	$ 28.20
Income from Investment Operations
Net investment income D	.07	.10
Net realized and unrealized gain (loss)	(2.40)	(.93)
Total from investment operations	(2.33)	(.83)
Less Distributions
From net investment income	(.16)	(.11)
From net realized gain	(.31)	(3.62)
In excess of net realized gain	(.29)	-
Total distributions	(.76)	(3.73)
Net asset value, end of period	$ 20.55	$ 23.64
Total Return B, C	(10.06)%	(3.86)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 132,850	$ 81,950
Ratio of expenses to average net assets	.93% A	.92% A
Ratio of expenses to average net assets after all expense reductions	.88% A, F	.90% A, F
Ratio of net investment income to average net assets	.69% A	.43% A
Portfolio turnover rate	158% A	177%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Contrafund Portfolio

Notes to Financial Statements

For the period ended June 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Contrafund Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) (referred to in this report as Fidelity Variable Insurance Products: Contrafund Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Each class calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .58% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each Service Class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. For the period, this fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, each class paid FDC the following amounts, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services:

Service Class	$ 591,618
Service Class 2	126,395
$ 718,013

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of

Contrafund Portfolio

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

For the period the following amounts were paid to FIIOC:

Initial Class	$ 2,499,038
Service Class	390,645
Service Class 2	35,694
$ 2,925,377

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $2,445,911 of the fund's expenses. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, credits reduced the fund's custody by $10,188.

8. Beneficial Interest.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 18% of the outstanding shares of the fund. In addition, two unaffiliated insurance companies were each record owners of more than 10% of the total outstanding shares of the fund totaling 32%.

9. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included under "Legend" at the end of the fund's Schedule of Investments.

Contrafund Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on March 29, 2001. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	14,308,823,743.47	92.057
Against	258,325,621.27	1.662
Abstain	976,343,698.91	6.281
TOTAL	15,543,493,063.65	100.000
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	14,121,087,660.81	90.849
Against	418,368,837.43	2.691
Abstain	1,004,036,565.41	6.460
TOTAL	15,543,493,063.65	100.000
PROPOSAL 3
To elect a Board of Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	15,154,409,605.27	97.497
Withheld	389,083,458.38	2.503
TOTAL	15,543,493,063.65	100.000
Ralph F. Cox
Affirmative	15,129,005,401.07	97.333
Withheld	414,487,662.58	2.667
TOTAL	15,543,493,063.65	100.000
Phyllis Burke Davis
Affirmative	15,129,404,134.81	97.336
Withheld	414,088,928.84	2.664
TOTAL	15,543,493,063.65	100.000
Robert M. Gates
Affirmative	15,147,044,856.90	97.449
Withheld	396,448,206.75	2.551
TOTAL	15,543,493,063.65	100.000
Abigail P. Johnson
Affirmative	15,114,183,093.39	97.238
Withheld	429,309,970.26	2.762
TOTAL	15,543,493,063.65	100.000
Edward C. Johnson 3d
Affirmative	15,120,517,923.39	97.279
Withheld	422,975,140.26	2.721
TOTAL	15,543,493,063.65	100.000
Donald J. Kirk
Affirmative	15,146,564,785.62	97.446
Withheld	396,928,278.03	2.554
TOTAL	15,543,493,063.65	100.000
	# of Votes Cast	% of Votes Cast
Marie L. Knowles
Affirmative	15,155,243,168.95	97.502
Withheld	388,249,894.70	2.498
TOTAL	15,543,493,063.65	100.000
Ned C. Lautenbach
Affirmative	15,158,046,761.05	97.520
Withheld	385,446,302.60	2.480
TOTAL	15,543,493,063.65	100.000
Peter S. Lynch
Affirmative	15,158,407,202.15	97.523
Withheld	385,085,861.50	2.477
TOTAL	15,543,493,063.65	100.000
Marvin L. Mann
Affirmative	15,142,548,326.72	97.420
Withheld	400,944,736.93	2.580
TOTAL	15,543,493,063.65	100.000
William O. McCoy
Affirmative	15,148,976,308.20	97.462
Withheld	394,516,755.45	2.538
TOTAL	15,543,493,063.65	100.000
Robert C. Pozen
Affirmative	15,153,117,320.84	97.488
Withheld	390,375,742.81	2.512
TOTAL	15,543,493,063.65	100.000
William S. Stavropoulos
Affirmative	15,130,986,737.33	97.346
Withheld	412,506,326.32	2.654
TOTAL	15,543,493,063.65	100.000
PROPOSAL 4
To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	7,114,852,833.17	93.516
Against	92,412,542.24	1.215
Abstain	400,889,201.69	5.269
TOTAL	7,608,154,577.10	100.000
PROPOSAL 5
To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	6,926,624,148.24	91.042
Against	180,196,437.21	2.369
Abstain	501,333,991.65	6.589
TOTAL	7,608,154,577.10	100.000
PROPOSAL 6
To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	6,909,145,220.22	90.812
Against	186,008,241.69	2.445
Abstain	513,001,115.19	6.743
TOTAL	7,608,154,577.10	100.000
PROPOSAL 7
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	6,861,366,604.00	90.184
Against	218,857,539.69	2.877
Abstain	527,930,433.41	6.939
TOTAL	7,608,154,577.10	100.000

*Denotes trust-wide proposals and voting results.

Contrafund Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane, Jr., Vice President

William Danoff, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos *

Advisory Board

Robert C. Pozen

* Independent trustees

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCON-SANN-0801 141351
1.705691.103

Fidelity® Variable Insurance Products:

Index 500 Portfolio

Semiannual Report

June 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Environment	3	A review of what happened in world markets during the past six months.
Performance and Investment Summary	4	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	7	The manager's review of fund performance, strategy, and outlook.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	15	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	19	Notes to the financial statements.
Proxy Voting Results	22

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of Deutsche Asset Management Inc. only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiannual Report

Market Environment

There's an expression in financial quarters that says, "When the United States sneezes, the world catches cold." That would seem to be a pretty fair statement judging by the performance of the global economy during the six-month period ending June 30, 2001. Considering that more than a third of all goods sold in the U.S. are imports - compared to 20% a decade ago - the sharp deceleration of the domestic economy had far-reaching ramifications. Asia, the Pacific Rim, Europe and many other parts of the world - particularly technology exporters - were negatively affected by slowing U.S. demand. Higher energy costs also put a damper on global economic growth through the first half of 2001. The news was better in the second quarter of the year, at least for U.S. stocks. The second quarter gains of U.S. equity stock funds were the biggest since the fourth quarter of 1999, according to Lipper Inc.

U.S. Stock Markets

Despite extreme volatility during the first half of 2001, opportunities for strong returns were still abundant for equity investors. In short, big was anything but better during the first half of the year. Small- and mid-cap value stocks were the top performers, while large-cap growth fell from favor. The technology and telecommunications industries were the primary victims of this fallout. The "irrational exuberance" - a phrase coined by Federal Reserve Board chairman Alan Greenspan a few years ago to describe the extraordinary run-up in these new economy stocks - quickly evaporated as economic growth slowed and earnings disappointments piled up. In response, investors turned to the long-neglected value arena, where many companies demonstrated real earnings growth and reasonable valuations. A look at the numbers reveals the performance discrepancy between the large-cap growth and mid- to small-cap value styles: For the six-month period ending June 30, 2001, the Russell 2000® Value Index - a measure of small-cap value stock performance - gained 12.72%. Its large-cap growth counterpart, the Russell 1000® Growth Index, declined 14.24%. Other growth-oriented indexes demonstrated a similar shortfall. The large-cap weighted Standard & Poor's 500SM Index fell 6.70%, while the tech- and telecom-heavy NASDAQ Composite® Index lost 12.40%. The Dow Jones Industrial AverageSM, a blend of 30 blue-chip companies - 23 of which fall into the value category - finished the six-month period down 1.86%.

Foreign Stock Markets

The performance of international equity markets echoed that of their U.S. counterparts during the first half of 2001. Slowing economic growth led to a sell-off in the so-called TMT sectors - meaning technology, media and telecommunications. As a result, margin pressures and a decline in capital expenditures took a heavy toll on corporate earnings, causing the Morgan Stanley Capital InternationalSM Europe, Australasia and Far East (MSCI® EAFE®) Index to drop 14.45%. Europe accounted for much of the weakness. The global slowdown reduced export activity, and the European Central Bank's reluctance to cut interest rates due to inflation fears was greeted negatively by investors. Japan also suffered a sharp drop in exports, particularly in technology-related sectors. The Tokyo Stock Exchange Index (TOPIX), a benchmark of the Japanese stock market, fell 6.86%. On the other hand, South Korea posted one of the best performances, as the Korea Composite Stock Price Index (KOSPI) jumped 11.30% during the past six months thanks to renewed strength in semiconductor demand. Latin American stocks rebounded in the second quarter of 2001, helping the Morgan Stanley Capital International Emerging Markets Free - Latin America Index record a 6.16% gain for the first half of the year.

U.S. Bond Markets

Investment-grade bonds extended their recent dominance over most major stock indexes for the six-month period ending June 30, 2001. The Lehman Brothers Aggregate Bond Index - a popular measure of taxable-bond performance - returned 3.62% during this time frame. Treasuries relinquished market leadership to the spread sectors, particularly corporate bonds, which stormed out of the gates in 2001. Still, the Lehman Brothers Treasury Index returned 1.95%. Overwhelming evidence of deteriorating economic growth spurred the Federal Reserve Board to aggressively ease interest rates, with a total of six cuts during the first six months of 2001. This strong positive signal of support for the economy triggered one of the best months ever for corporate bonds in January. Further yield spread tightening in the spring ensured top billing for the Lehman Brothers Credit Bond Index, which returned 5.38%. Agencies benefited from reduced political risk surrounding government-sponsored enterprises, while a still-robust housing market aided discount mortgage securities. The Lehman Brothers U.S. Agency and Mortgage-Backed Securities indexes returned 3.06% and 3.78%, respectively. High-yield bonds also chipped in with a positive six-month return, despite a negative second quarter. Overall, the Merrill Lynch High Yield Master II Index gained 3.38% in the first half of 2001.

Foreign Bond Markets

In general, emerging-markets debt outperformed developed nation investment-grade government bonds during the past six months. The J.P. Morgan Emerging Markets Bond Index Global returned 5.82% in that time frame. Russia stood out among the index's top performers, helped by a continuation of economic reforms and several credit rating upgrades. Argentina was at the opposite end of the spectrum, plagued by its slumping economy and potential debt defaults. Meanwhile, international government bonds fell 6.78%, according to the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index. European government bond performance was held back somewhat as the euro had a difficult time competing with the strong U.S. dollar.

Semiannual Report

Fidelity Variable Insurance Products: Index 500 Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Index 500 - Initial Class	-14.80%	14.15%	15.03%
S&P 500 ®	-14.83%	14.48%	15.34%
Variable Annuity S&P 500 Index Objective Funds Average	-15.04%	14.13%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity S&P 500 index objective funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 52 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, August 27, 1992.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Index 500 Portfolio - Initial Class on August 27, 1992, when the fund started. As the chart shows, by June 30, 2001 the value of the investment would have grown to $34,524 - a 245.24% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,358 - a 253.58% increase.

Investment Summary

Top Ten Stocks as of June 30, 2001
% of fund's net assets
General Electric Co.	4.3
Microsoft Corp.	3.5
Exxon Mobil Corp.	2.7
Citigroup, Inc.	2.4
Pfizer, Inc.	2.3
AOL Time Warner, Inc.	2.1
Wal-Mart Stores, Inc.	1.9
Intel Corp.	1.8
American International Group, Inc.	1.8
International Business Machines Corp.	1.8
24.6
Market Sectors as of June 30, 2001
% of fund's net assets
Information Technology	18.4
Financials	17.7
Consumer Discretionary	13.1
Health Care	12.7
Industrials	11.2
Consumer Staples	7.5
Energy	6.5
Telecommunication Services	5.5
Utilities	3.6
Materials	2.5

Semiannual Report

Fidelity Variable Insurance Products: Index 500 Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based distribution fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Index 500 - Service Class	-14.89%	14.13%	15.02%
S&P 500	-14.83%	14.48%	15.34%
Variable Annuity S&P 500 Index Objective Funds Average	-15.04%	14.13%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity S&P 500 index objective funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 52 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, August 27, 1992.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Index 500 Portfolio - Service Class on August 27, 1992, when the fund started. As the chart shows, by June 30, 2001 the value of the investment would have grown to $34,491 - a 244.91% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,358 - a 253.58% increase.

Investment Summary

Top Ten Stocks as of June 30, 2001
% of fund's net assets
General Electric Co.	4.3
Microsoft Corp.	3.5
Exxon Mobil Corp.	2.7
Citigroup, Inc.	2.4
Pfizer, Inc.	2.3
AOL Time Warner, Inc.	2.1
Wal-Mart Stores, Inc.	1.9
Intel Corp.	1.8
American International Group, Inc.	1.8
International Business Machines Corp.	1.8
24.6
Market Sectors as of June 30, 2001
% of fund's net assets
Information Technology	18.4
Financials	17.7
Consumer Discretionary	13.1
Health Care	12.7
Industrials	11.2
Consumer Staples	7.5
Energy	6.5
Telecommunication Services	5.5
Utilities	3.6
Materials	2.5

Semiannual Report

Fidelity Variable Insurance Products: Index 500 Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Index 500 - Service Class 2	-15.01%	14.07%	14.99%
S&P 500	-14.83%	14.48%	15.34%
Variable Annuity S&P 500 Index Objective Funds Average	-15.04%	14.13%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity S&P 500 index objective funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 52 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, August 27, 1992.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Index 500 Portfolio - Service Class 2 on August 27, 1992, when the fund started. As the chart shows, by June 30, 2001 the value of the investment would have grown to $34,400 - a 244.00% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,358 - a 253.58% increase.

Investment Summary

Top Ten Stocks as of June 30, 2001
% of fund's net assets
General Electric Co.	4.3
Microsoft Corp.	3.5
Exxon Mobil Corp.	2.7
Citigroup, Inc.	2.4
Pfizer, Inc.	2.3
AOL Time Warner, Inc.	2.1
Wal-Mart Stores, Inc.	1.9
Intel Corp.	1.8
American International Group, Inc.	1.8
International Business Machines Corp.	1.8
24.6
Market Sectors as of June 30, 2001
% of fund's net assets
Information Technology	18.4
Financials	17.7
Consumer Discretionary	13.1
Health Care	12.7
Industrials	11.2
Consumer Staples	7.5
Energy	6.5
Telecommunication Services	5.5
Utilities	3.6
Materials	2.5

Semiannual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with James Creighton, who oversees the Index 500 Portfolio's investment management personnel as Managing Director for Deutsche Asset Management Inc. (formerly Bankers Trust), sub-adviser of the fund

Q. How did the fund perform, Jim?

A. For the six-month period that ended June 30, 2001, the fund performed in line with the Standard & Poor's 500 Index and the variable annuity S&P 500® index objective funds average tracked by Lipper Inc., which returned -6.70 and -6.86%, respectively. For the 12 months that ended June 30, 2001, fund performance closely tracked the S&P 500 and Lipper average, which returned -14.83% and -15.04%, respectively.

Q. What factors set the tone for market performance during the past six months?

A. Weak economic data and persistent corporate earnings shortfalls fueled the negative momentum for stocks during the first half of 2001. The combined effects of last year's interest-rate hikes, higher energy costs, slowing productivity and rising labor costs spelled trouble for corporate profitability. Deteriorating global demand resulted in a build-up of unwanted inventories in several key sectors, particularly technology, which constrained profit growth. Excess capacity and a tighter supply of available funding caused further contraction in capital spending - the lifeblood of economic growth in recent years - which really squeezed earnings throughout the sector. Aggressive monetary stimulus from the Federal Reserve Board - in the form of six interest-rate cuts, two of which were surprise, inter-meeting moves - did little to revive optimism on Wall Street, as concerns about a more prolonged period of sluggishness in the U.S. economy weighed on investors' psyches. Despite snapbacks in January and April, the S&P 500 finished the period firmly in the red, due in large part to a handful of big-cap tech stocks that languished. The same companies that led the bull run for the past few years - namely Cisco, EMC and Oracle - hit the wall as business conditions soured and they were unable to support once-lofty valuations. Despite some pockets of strength, technology was the worst performing sector during the six-month period, down nearly 17%, and, with its considerable influence over the direction of the market, lured the index into bear territory - about 25% off its peak.

Q. Health stocks seemed to suffer their share of side effects during the period . . .

A. Drug stocks have historically offered a safe place to hang one's hat in a volatile market. The problem was, they failed to act defensively during the period. Firms such as Merck, Bristol-Myers Squibb and Pfizer faced tremendous selling pressure heading into the year, after having performed quite well late in 2000. The group generally suffered from a host of factors, including various operational and procedural issues, slower-than-expected sales of key products, unfavorable foreign exchange rates, lackluster new product pipelines, patent expirations and a potentially more stringent regulatory environment.

Q. What areas of the market seemed to attract investors?

A. Investors seemed unwilling to pay a premium for growth companies offering little-to-no earnings visibility, or growth for that matter. As such, given the thick haze surrounding most areas of technology - particularly communications-related hardware providers - market participants looked elsewhere for more attractive opportunities. Popular locations were stable growth, economically sensitive cyclical and smaller-cap, value-oriented stocks. Small-to-medium sized firms were strongly favored during the period for several reasons, including their lack of exposure to weakness in Europe, higher earnings expectations and lower valuations. Cyclicals got the nod because of their tendency to outperform in anticipation of an improving economy. Some tech stocks fit that bill and presented compelling valuations. Software and semiconductor-related firms, such as PeopleSoft and Advanced Micro Devices, respectively, performed quite nicely during the period. Microsoft, IBM and Dell were among the few heavyweights that also successfully bucked the downturn. Consumer confidence, spending and credit held up surprisingly well in the face of rising unemployment - due largely to falling interest rates - which was good news for the flagging economy, as well as for several bank, media and consumer stocks. Topping the respective lists were Bank of America, AOL Time Warner and Philip Morris.

Q. Jim, what's your outlook?

A. Equity markets must still contend with a weak near-term earnings outlook. Sluggish growth and narrowing profit margins should continue to drag on bottom lines. The Fed is slowing down the easing, aware that there's plenty of stimulus - both monetary and fiscal, the latter in the form of a federal tax cut - already in the pipeline. The financial/monetary building blocks of an economic rebound appear to be falling into place. I expect market conditions to improve when the economy turns, but nothing like the nirvana that propelled equity returns in the late 1990s is apt to re-emerge.

The views expressed in this report reflect those of Deutsche Asset Management Inc. only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to provide returns that correspond to those of the S&P 500 index

Start date: August 27, 1992

Size: as of June 30, 2001, more than $3.7 billion

Sub-adviser: Deutsche Asset Management Inc. (formerly Bankers Trust), since 1997

Semiannual Report

Fidelity Variable Insurance Products: Index 500 Portfolio

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 13.1%
Auto Components - 0.3%
Cooper Tire & Rubber Co.	23,593	$ 335,021
Dana Corp.	48,608	1,134,511
Delphi Automotive Systems Corp.	185,909	2,961,530
Goodyear Tire & Rubber Co.	54,041	1,513,148
Johnson Controls, Inc.	28,497	2,065,178
Snap-On, Inc.	19,143	462,495
TRW, Inc.	40,327	1,653,407
Visteon Corp.	42,661	784,109
		10,909,399
Automobiles - 0.9%
Ford Motor Co.	619,048	15,197,628
General Motors Corp.	183,009	11,776,629
Harley-Davidson, Inc.	101,269	4,767,745
		31,742,002
Hotels Restaurants & Leisure - 0.9%
Carnival Corp.	200,540	6,156,578
Darden Restaurants, Inc.	40,251	1,123,003
Harrah's Entertainment, Inc. (a)	39,117	1,380,830
Hilton Hotels Corp.	123,399	1,431,428
Marriott International, Inc. Class A	80,246	3,798,846
McDonald's Corp.	438,425	11,863,781
Starbucks Corp. (a)	126,762	2,790,032
Starwood Hotels & Resorts Worldwide, Inc. unit	64,585	2,407,729
Tricon Global Restaurants, Inc. (a)	48,926	2,147,851
Wendy's International, Inc.	38,193	975,449
		34,075,527
Household Durables - 0.3%
American Greetings Corp. Class A	23,029	253,319
Black & Decker Corp.	27,259	1,075,640
Centex Corp.	20,046	816,875
Fortune Brands, Inc.	51,755	1,985,322
KB HOME	15,098	455,507
Leggett & Platt, Inc.	66,084	1,455,831
Maytag Corp.	26,065	762,662
Newell Rubbermaid, Inc.	89,282	2,240,978
Pulte Homes, Inc.	13,832	589,658
The Stanley Works	28,353	1,187,424
Tupperware Corp.	19,452	455,760
Whirlpool Corp.	22,426	1,401,625
		12,680,601
Leisure Equipment & Products - 0.2%
Brunswick Corp.	29,260	703,118
Eastman Kodak Co.	100,335	4,683,638
Hasbro, Inc.	57,674	833,389
Mattel, Inc.	142,712	2,700,111
		8,920,256
Media - 5.1%
AOL Time Warner, Inc. (a)	1,469,739	77,896,167

	Shares	Value (Note 1)
Clear Channel Communications, Inc. (a)	196,945	$ 12,348,452
Comcast Corp. Class A (special) (a)	316,298	13,743,148
Dow Jones & Co., Inc.	29,207	1,743,950
Gannett Co., Inc.	88,891	5,857,917
Harcourt General, Inc.	23,558	1,370,840
Interpublic Group of Companies, Inc.	122,886	3,606,704
Knight-Ridder, Inc.	24,463	1,450,656
McGraw-Hill Companies, Inc.	65,236	4,315,361
Meredith Corp.	19,254	689,486
Omnicom Group, Inc.	59,479	5,115,194
The New York Times Co. Class A	54,134	2,273,628
TMP Worldwide, Inc. (a)	36,060	2,131,507
Tribune Co.	103,321	4,133,873
Univision Communications, Inc. Class A (a)	71,176	3,044,909
Viacom, Inc. Class B (non-vtg.) (a)	596,070	30,846,623
Walt Disney Co.	698,417	20,177,267
		190,745,682
Multiline Retail - 3.1%
Big Lots, Inc. (a)	37,510	513,137
Costco Wholesale Corp. (a)	149,685	6,276,292
Dillards, Inc. Class A	30,462	465,155
Dollar General Corp.	110,633	2,157,344
Federated Department Stores, Inc. (a)	66,336	2,819,280
JCPenney Co., Inc.	87,461	2,305,472
Kmart Corp. (a)	161,097	1,847,783
Kohls Corp. (a)	110,756	6,947,724
Nordstrom, Inc.	45,181	838,108
Sears, Roebuck & Co.	111,627	4,722,938
Target Corp.	299,294	10,355,572
The May Department Stores Co.	99,417	3,406,026
Wal-Mart Stores, Inc.	1,493,050	72,860,840
		115,515,671
Specialty Retail - 2.1%
AutoZone, Inc. (a)	38,058	1,427,175
Bed Bath & Beyond, Inc. (a)	95,586	2,907,726
Best Buy Co., Inc. (a)	69,468	4,412,607
Circuit City Stores, Inc. - Circuit City Group	68,891	1,240,038
Gap, Inc.	284,039	8,237,131
Home Depot, Inc.	774,166	36,037,427
Lowe's Companies, Inc.	128,001	9,286,473
Office Depot, Inc. (a)	99,833	1,036,267
RadioShack Corp.	62,164	1,896,002
Sherwin-Williams Co.	54,912	1,219,046
Staples, Inc. (a)	151,552	2,276,311
The Limited, Inc.	142,413	2,352,663
Tiffany & Co., Inc.	48,772	1,766,522
TJX Companies, Inc.	93,468	2,978,825
Toys 'R' Us, Inc. (a)	66,041	1,634,515
		78,708,728
Textiles & Apparel - 0.2%
Liz Claiborne, Inc.	17,100	862,695
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Textiles & Apparel - continued
NIKE, Inc. Class B	89,912	$ 3,775,405
Reebok International Ltd. (a)	18,725	598,264
VF Corp.	37,821	1,375,928
		6,612,292
TOTAL CONSUMER DISCRETIONARY		489,910,158
CONSUMER STAPLES - 7.5%
Beverages - 2.1%
Adolph Coors Co. Class B	12,643	634,426
Anheuser-Busch Companies, Inc.	301,860	12,436,632
Brown-Forman Corp. Class B (non-vtg.)	23,103	1,477,206
Coca-Cola Enterprises, Inc.	139,743	2,284,798
Pepsi Bottling Group, Inc.	47,360	1,899,136
PepsiCo, Inc.	482,617	21,331,671
The Coca-Cola Co.	831,444	37,414,980
		77,478,849
Food & Drug Retailing - 1.2%
Albertson's, Inc.	136,899	4,105,601
CVS Corp.	130,952	5,054,747
Kroger Co. (a)	273,699	6,842,475
Safeway, Inc. (a)	167,563	8,043,024
SUPERVALU, Inc.	44,344	778,237
Sysco Corp.	226,010	6,136,172
Walgreen Co.	339,631	11,598,399
Winn-Dixie Stores, Inc.	47,005	1,228,241
		43,786,896
Food Products - 1.4%
Archer-Daniels-Midland Co.	211,955	2,755,415
Campbell Soup Co.	140,561	3,619,446
ConAgra Foods, Inc.	179,480	3,555,499
General Mills, Inc.	94,912	4,155,247
H.J. Heinz Co.	116,306	4,755,752
Hershey Foods Corp.	45,517	2,808,854
Kellogg Co.	135,677	3,934,633
Quaker Oats Co.	44,084	4,022,665
Ralston Purina Co.	103,498	3,107,010
Sara Lee Corp.	270,808	5,129,104
Unilever NV (NY Shares)	191,071	11,382,099
Wm. Wrigley Jr. Co.	75,552	3,539,611
		52,765,335
Household Products - 1.4%
Clorox Co.	79,062	2,684,155
Colgate-Palmolive Co.	191,349	11,287,678
Kimberly-Clark Corp.	178,493	9,977,759
Procter & Gamble Co.	434,536	27,723,397
		51,672,989
Personal Products - 0.4%
Alberto-Culver Co. Class B	18,840	792,034

	Shares	Value (Note 1)
Avon Products, Inc.	79,617	$ 3,684,675
Gillette Co.	352,208	10,210,510
		14,687,219
Tobacco - 1.0%
Philip Morris Companies, Inc.	730,625	37,079,219
UST, Inc.	55,274	1,595,208
		38,674,427
TOTAL CONSUMER STAPLES		279,065,715
ENERGY - 6.5%
Energy Equipment & Services - 0.7%
Baker Hughes, Inc.	110,754	3,710,259
Halliburton Co.	147,677	5,257,301
Nabors Industries, Inc. (a)	48,917	1,819,712
Noble Drilling Corp. (a)	44,660	1,462,615
Rowan Companies, Inc. (a)	31,301	691,752
Schlumberger Ltd. (NY Shares)	191,290	10,071,419
Transocean Sedco Forex, Inc.	105,770	4,363,013
		27,376,071
Oil & Gas - 5.8%
Amerada Hess Corp.	29,354	2,371,803
Anadarko Petroleum Corp.	82,803	4,473,846
Apache Corp.	40,953	2,078,365
Ashland, Inc.	23,875	957,388
Burlington Resources, Inc.	71,758	2,866,732
Chevron Corp.	206,871	18,721,826
Conoco, Inc. Class B	207,571	5,998,802
Devon Energy Corp.	42,510	2,231,775
EOG Resources, Inc.	38,801	1,379,376
Exxon Mobil Corp.	1,149,885	100,442,455
Kerr-McGee Corp.	31,210	2,068,287
Occidental Petroleum Corp.	122,705	3,262,726
Phillips Petroleum Co.	82,023	4,675,311
Royal Dutch Petroleum Co. (NY Shares)	713,389	41,569,177
Sunoco, Inc.	30,783	1,127,581
Texaco, Inc.	194,921	12,981,739
Tosco Corp.	51,609	2,273,376
Unocal Corp.	80,642	2,753,924
USX - Marathon Group	106,768	3,150,724
		215,385,213
TOTAL ENERGY		242,761,284
FINANCIALS - 17.7%
Banks - 5.8%
AmSouth Bancorp.	124,846	2,308,403
Bank of America Corp.	534,098	32,061,903
Bank of New York Co., Inc.	247,232	11,867,136
Bank One Corp.	386,123	13,823,203
BB&T Corp.	133,853	4,912,405
Charter One Financial, Inc.	69,260	2,209,394
Comerica, Inc.	58,913	3,393,389
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Banks - continued
Fifth Third Bancorp	189,644	$ 11,445,015
First Union Corp.	326,982	11,424,751
FleetBoston Financial Corp.	361,598	14,265,041
Golden West Financial Corp.	53,053	3,408,125
Huntington Bancshares, Inc.	82,803	1,328,160
KeyCorp	141,746	3,692,483
Mellon Financial Corp.	162,826	7,489,996
National City Corp.	203,095	6,251,264
Northern Trust Corp.	73,897	4,773,746
PNC Financial Services Group, Inc.	96,623	6,356,827
Regions Financial Corp.	80,264	2,527,513
SouthTrust Corp.	112,568	2,926,768
SunTrust Banks, Inc.	98,733	6,395,924
Synovus Financial Corp.	95,665	3,001,968
U.S. Bancorp	643,519	14,665,798
Union Planters Corp.	46,061	2,008,260
Wachovia Corp.	69,814	4,967,266
Washington Mutual, Inc.	292,105	10,968,543
Wells Fargo & Co.	571,010	26,511,994
Zions Bancorp	30,600	1,779,696
		216,764,971
Diversified Financials - 7.7%
AMBAC Financial Group, Inc.	34,887	2,030,423
American Express Co.	443,713	17,216,064
Bear Stearns Companies, Inc.	36,359	2,144,090
Capital One Financial Corp.	65,250	3,915,000
Charles Schwab Corp.	464,254	7,103,086
Citigroup, Inc.	1,678,548	88,694,476
Countrywide Credit Industries, Inc.	37,970	1,742,064
Fannie Mae	336,331	28,638,585
Franklin Resources, Inc.	89,088	4,077,558
Freddie Mac	231,802	16,226,140
Household International, Inc.	156,788	10,457,760
J.P. Morgan Chase & Co.	661,579	29,506,423
Lehman Brothers Holdings, Inc.	84,036	6,533,799
MBNA Corp.	283,720	9,348,574
Merrill Lynch & Co., Inc.	280,258	16,605,287
Moody's Corp.	55,149	1,847,492
Morgan Stanley Dean Witter & Co.	373,822	24,010,587
Providian Financial Corp.	94,926	5,619,619
State Street Corp.	107,934	5,341,654
Stilwell Financial, Inc.	75,319	2,527,706
T. Rowe Price Group, Inc.	41,380	1,521,129
USA Education, Inc.	54,294	3,963,462
		289,070,978
Insurance - 4.2%
AFLAC, Inc.	177,474	5,588,656
Allstate Corp.	243,990	10,733,120
American General Corp.	168,229	7,814,237

	Shares	Value (Note 1)
American International Group, Inc.	777,900	$ 66,899,400
Aon Corp.	84,548	2,959,180
Cincinnati Financial Corp.	53,269	2,132,358
Conseco, Inc.	109,141	1,489,775
Hartford Financial Services Group, Inc.	78,753	5,386,705
Jefferson-Pilot Corp.	51,288	2,478,236
John Hancock Financial Services, Inc.	98,467	3,964,281
Lincoln National Corp.	64,164	3,320,487
Loews Corp.	65,645	4,229,507
Marsh & McLennan Companies, Inc.	91,583	9,249,883
MBIA, Inc.	48,916	2,723,643
MetLife, Inc.	255,728	7,922,453
MGIC Investment Corp.	35,367	2,569,059
Progressive Corp.	24,360	3,293,228
SAFECO Corp.	42,876	1,270,845
The Chubb Corp.	58,169	4,504,026
The St. Paul Companies, Inc.	72,390	3,669,449
Torchmark Corp.	42,333	1,702,210
UnumProvident Corp.	80,752	2,593,754
		156,494,492
TOTAL FINANCIALS		662,330,441
HEALTH CARE - 12.7%
Biotechnology - 0.8%
Amgen, Inc. (a)	347,868	21,585,209
Biogen, Inc. (a)	49,073	2,651,905
Chiron Corp. (a)	63,619	3,320,276
Medimmune, Inc. (a)	70,384	3,337,609
		30,894,999
Health Care Equipment & Supplies - 1.3%
Applera Corp. - Applied Biosystems Group	69,804	1,867,257
Bausch & Lomb, Inc.	18,627	675,042
Baxter International, Inc.	196,256	9,616,544
Becton, Dickinson & Co.	86,860	3,108,719
Biomet, Inc.	60,592	2,912,052
Boston Scientific Corp. (a)	137,769	2,342,073
C.R. Bard, Inc.	17,672	1,006,420
Guidant Corp. (a)	103,870	3,739,320
Medtronic, Inc.	402,578	18,522,614
St. Jude Medical, Inc. (a)	29,022	1,741,320
Stryker Corp.	66,105	3,625,859
		49,157,220
Health Care Providers & Services - 1.3%
Aetna, Inc. (a)	48,365	1,251,203
Cardinal Health, Inc.	148,424	10,241,256
CIGNA Corp.	51,332	4,918,632
HCA - The Healthcare Co.	184,633	8,343,565
HealthSouth Corp. (a)	129,127	2,062,158
Humana, Inc. (a)	56,555	557,067
Manor Care, Inc. (a)	34,319	1,089,628
McKesson HBOC, Inc.	94,619	3,512,257
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
Quintiles Transnational Corp. (a)	39,879	$ 1,016,516
Tenet Healthcare Corp. (a)	107,289	5,535,040
UnitedHealth Group, Inc.	106,915	6,602,001
Wellpoint Health Networks, Inc. (a)	20,935	1,972,914
		47,102,237
Pharmaceuticals - 9.3%
Abbott Laboratories	517,798	24,859,482
Allergan, Inc.	43,684	3,734,982
American Home Products Corp.	437,808	25,585,500
Bristol-Myers Squibb Co.	647,572	33,868,016
Eli Lilly & Co.	376,547	27,864,478
Forest Laboratories, Inc. (a)	58,611	4,161,381
Johnson & Johnson	1,006,854	50,342,700
King Pharmaceuticals, Inc. (a)	56,010	3,010,538
Merck & Co., Inc.	764,273	48,844,687
Pfizer, Inc.	2,108,576	84,448,469
Pharmacia Corp.	430,665	19,789,057
Schering-Plough Corp.	488,207	17,692,622
Watson Pharmaceuticals, Inc. (a)	34,014	2,096,623
		346,298,535
TOTAL HEALTH CARE		473,452,991
INDUSTRIALS - 11.2%
Aerospace & Defense - 1.5%
Boeing Co.	290,036	16,126,002
General Dynamics Corp.	66,572	5,179,967
Goodrich Corp.	35,918	1,364,166
Honeywell International, Inc.	296,148	10,362,219
Lockheed Martin Corp.	142,635	5,284,627
Northrop Grumman Corp.	27,837	2,229,744
Raytheon Co.	112,132	2,977,105
United Technologies Corp.	157,062	11,506,362
		55,030,192
Air Freight & Couriers - 0.1%
FedEx Corp. (a)	99,874	4,014,935
Airlines - 0.2%
AMR Corp. (a)	50,399	1,820,916
Delta Air Lines, Inc.	41,094	1,811,424
Southwest Airlines Co.	253,373	4,684,867
U.S. Airways Group, Inc. (a)	22,492	546,556
		8,863,763
Building Products - 0.1%
Crane Co.	20,026	620,806
Masco Corp.	149,603	3,734,091
		4,354,897
Commercial Services & Supplies - 1.8%
Allied Waste Industries, Inc. (a)	59,699	1,115,177
Automatic Data Processing, Inc.	212,828	10,577,552

	Shares	Value (Note 1)
Avery Dennison Corp.	37,327	$ 1,905,543
Cendant Corp. (a)	281,897	5,496,992
Cintas Corp.	57,465	2,697,982
Concord EFS, Inc. (a)	71,435	3,967,500
Convergys Corp. (a)	58,039	1,755,680
Deluxe Corp.	24,772	715,911
Ecolab, Inc.	42,584	1,744,666
Equifax, Inc.	46,275	1,697,367
First Data Corp.	132,400	8,506,700
Fiserv, Inc. (a)	41,931	2,599,722
H&R Block, Inc.	30,473	1,967,032
IMS Health, Inc.	99,074	2,823,609
Paychex, Inc.	125,355	5,164,626
Pitney Bowes, Inc.	84,528	3,560,319
R.R. Donnelley & Sons Co.	41,109	1,220,937
Robert Half International, Inc. (a)	61,476	1,530,138
Sabre Holdings Corp. Class A	43,834	2,191,700
Waste Management, Inc.	211,759	6,526,412
		67,765,565
Construction & Engineering - 0.0%
Fluor Corp.	24,816	1,120,442
McDermott International, Inc.	19,847	231,218
		1,351,660
Electrical Equipment - 0.5%
American Power Conversion Corp. (a)	72,931	1,079,379
Cooper Industries, Inc.	34,551	1,367,874
Emerson Electric Co.	145,327	8,792,284
Molex, Inc.	66,850	2,427,992
National Service Industries, Inc.	13,818	311,872
Power-One, Inc. (a)	25,939	428,253
Rockwell International Corp.	63,848	2,433,886
Thomas & Betts Corp.	25,597	564,926
		17,406,466
Industrial Conglomerates - 5.7%
General Electric Co.	3,280,418	159,920,364
Minnesota Mining & Manufacturing Co.	132,375	15,103,988
Textron, Inc.	47,088	2,591,724
Tyco International Ltd.	642,430	35,012,435
		212,628,511
Machinery - 0.8%
Caterpillar, Inc.	114,479	5,729,674
Cummins, Inc.	16,320	631,584
Danaher Corp.	47,300	2,648,800
Deere & Co.	79,058	2,992,345
Dover Corp.	67,745	2,550,599
Eaton Corp.	22,775	1,596,528
Illinois Tool Works, Inc.	100,673	6,372,601
Ingersoll-Rand Co.	53,187	2,191,304
ITT Industries, Inc.	28,917	1,279,577
Navistar International Corp. (a)	19,402	545,778
PACCAR, Inc.	25,165	1,286,938
Pall Corp.	40,476	952,400
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
Parker-Hannifin Corp.	38,404	$ 1,629,866
Timken Co.	19,834	335,988
		30,743,982
Road & Rail - 0.4%
Burlington Northern Santa Fe Corp.	131,310	3,961,623
CSX Corp.	71,307	2,584,166
Norfolk Southern Corp.	128,665	2,663,366
Ryder System, Inc.	23,934	469,106
Union Pacific Corp.	82,849	4,549,239
		14,227,500
Trading Companies & Distributors - 0.1%
Genuine Parts Co.	56,978	1,794,807
W.W. Grainger, Inc.	31,113	1,280,611
		3,075,418
TOTAL INDUSTRIALS		419,462,889
INFORMATION TECHNOLOGY - 18.4%
Communications Equipment - 3.0%
ADC Telecommunications, Inc. (a)	259,217	1,783,413
Andrew Corp. (a)	26,920	496,943
Avaya, Inc. (a)	95,078	1,302,569
Cabletron Systems, Inc. (a)	62,219	1,421,704
Cisco Systems, Inc. (a)	2,432,918	47,125,622
Comverse Technology, Inc. (a)	55,432	3,193,438
Corning, Inc.	307,159	5,132,627
JDS Uniphase Corp. (a)	436,261	5,749,920
Lucent Technologies, Inc.	1,137,097	7,050,001
Motorola, Inc.	729,824	12,085,885
Nortel Networks Corp.	1,063,246	9,664,906
QUALCOMM, Inc. (a)	251,813	14,340,750
Scientific-Atlanta, Inc.	53,876	2,187,366
Tellabs, Inc. (a)	137,051	2,556,001
		114,091,145
Computers & Peripherals - 4.5%
Apple Computer, Inc. (a)	116,116	2,808,846
Compaq Computer Corp.	565,246	8,755,661
Dell Computer Corp. (a)	865,158	23,445,782
EMC Corp. (a)	731,733	21,256,844
Gateway, Inc. (a)	108,560	1,785,812
Hewlett-Packard Co.	646,325	18,484,895
International Business Machines Corp.	579,158	65,444,854
Lexmark International, Inc. Class A (a)	42,662	2,869,020
NCR Corp. (a)	31,852	1,497,044
Network Appliance, Inc. (a)	107,814	1,495,380
Palm, Inc. (a)	190,967	1,161,079
Sun Microsystems, Inc. (a)	1,090,333	17,663,395
		166,668,612
Electronic Equipment & Instruments - 0.5%
Agilent Technologies, Inc. (a)	152,384	4,952,480

	Shares	Value (Note 1)
Jabil Circuit, Inc. (a)	63,629	$ 1,963,591
Millipore Corp.	15,435	956,661
PerkinElmer, Inc.	33,200	913,996
Sanmina Corp. (a)	102,199	2,462,996
Solectron Corp. (a)	215,522	3,944,053
Symbol Technologies, Inc.	73,790	1,638,138
Tektronix, Inc. (a)	31,419	853,026
Thermo Electron Corp. (a)	60,007	1,321,354
		19,006,295
Internet Software & Services - 0.1%
BroadVision, Inc. (a)	90,495	462,429
Yahoo!, Inc. (a)	183,892	3,593,250
		4,055,679
IT Consulting & Services - 0.4%
Computer Sciences Corp. (a)	56,969	1,971,127
Electronic Data Systems Corp.	156,762	9,797,625
Sapient Corp. (a)	40,313	394,261
Unisys Corp. (a)	104,634	1,539,166
		13,702,179
Office Electronics - 0.1%
Xerox Corp.	224,063	2,144,283
Semiconductor Equipment & Products - 4.2%
Advanced Micro Devices, Inc. (a)	114,291	3,300,724
Altera Corp. (a)	132,667	3,934,903
Analog Devices, Inc. (a)	120,327	5,204,143
Applied Materials, Inc. (a)	270,625	13,918,244
Applied Micro Circuits Corp. (a)	100,088	1,767,554
Broadcom Corp. Class A (a)	81,840	3,521,575
Conexant Systems, Inc. (a)	81,842	730,031
Intel Corp.	2,249,897	68,599,360
KLA-Tencor Corp. (a)	61,556	3,613,337
Linear Technology Corp.	105,938	4,940,948
LSI Logic Corp. (a)	120,070	2,257,316
Maxim Integrated Products, Inc. (a)	108,107	5,088,596
Micron Technology, Inc. (a)	198,470	8,157,117
National Semiconductor Corp. (a)	58,402	1,700,666
Novellus Systems, Inc. (a)	47,087	2,620,862
QLogic Corp. (a)	30,854	1,987,306
Teradyne, Inc. (a)	58,164	1,925,228
Texas Instruments, Inc.	579,830	18,264,645
Vitesse Semiconductor Corp. (a)	63,671	1,345,368
Xilinx, Inc. (a)	110,452	4,644,507
		157,522,430
Software - 5.6%
Adobe Systems, Inc.	80,234	3,766,986
Autodesk, Inc.	18,819	700,067
BMC Software, Inc. (a)	81,054	1,826,957
Citrix Systems, Inc. (a)	61,518	2,131,599
Computer Associates International, Inc.	192,302	6,922,872
Compuware Corp. (a)	122,030	1,666,930
Intuit, Inc. (a)	68,845	2,671,186
Mercury Interactive Corp. (a)	26,902	1,657,432
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
Microsoft Corp. (a)	1,794,235	$ 129,202,862
Novell, Inc. (a)	105,647	549,364
Oracle Corp. (a)	1,866,649	36,698,319
Parametric Technology Corp. (a)	88,520	1,140,138
PeopleSoft, Inc. (a)	95,162	4,596,325
Siebel Systems, Inc. (a)	150,757	7,145,882
VERITAS Software Corp. (a)	132,323	8,987,378
		209,664,297
TOTAL INFORMATION TECHNOLOGY		686,854,920
MATERIALS - 2.5%
Chemicals - 1.2%
Air Products & Chemicals, Inc.	77,169	3,530,482
Dow Chemical Co.	300,337	9,986,205
E.I. du Pont de Nemours and Co.	349,240	16,847,338
Eastman Chemical Co.	26,213	1,248,525
Engelhard Corp.	43,723	1,127,616
FMC Corp. (a)	10,575	725,022
Great Lakes Chemical Corp.	17,578	542,281
Hercules, Inc.	37,938	428,699
International Flavors & Fragrances, Inc.	32,783	823,837
PPG Industries, Inc.	56,718	2,981,665
Praxair, Inc.	53,590	2,518,730
Rohm & Haas Co.	74,282	2,443,878
Sigma Aldrich Corp.	26,374	1,068,147
		44,272,425
Construction Materials - 0.0%
Vulcan Materials Co.	33,989	1,826,909
Containers & Packaging - 0.1%
Ball Corp.	9,511	452,343
Bemis Co., Inc.	17,654	709,161
Pactiv Corp. (a)	52,553	704,210
Sealed Air Corp. (a)	28,665	1,067,771
Temple-Inland, Inc.	16,349	871,238
		3,804,723
Metals & Mining - 0.7%
Alcan, Inc.	106,312	4,479,991
Alcoa, Inc.	289,186	11,393,928
Allegheny Technologies, Inc.	26,937	487,290
Barrick Gold Corp.	132,238	2,017,634
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	50,049	553,041
Homestake Mining Co.	87,513	678,226
Inco Ltd. (a)	60,833	1,052,724
Newmont Mining Corp.	64,126	1,193,385
Nucor Corp.	26,085	1,275,296
Phelps Dodge Corp.	26,359	1,093,899
Placer Dome, Inc.	109,211	1,067,584

	Shares	Value (Note 1)
USX - U.S. Steel Group	29,749	$ 599,442
Worthington Industries, Inc.	28,691	390,198
		26,282,638
Paper & Forest Products - 0.5%
Boise Cascade Corp.	19,025	669,109
Georgia-Pacific Group	75,318	2,549,514
International Paper Co.	160,814	5,741,060
Louisiana-Pacific Corp.	34,464	404,263
Mead Corp.	33,033	896,516
Potlatch Corp.	9,372	322,491
Westvaco Corp.	33,497	813,642
Weyerhaeuser Co.	72,562	3,988,733
Willamette Industries, Inc.	36,385	1,801,058
		17,186,386
TOTAL MATERIALS		93,373,081
TELECOMMUNICATION SERVICES - 5.5%
Diversified Telecommunication Services - 5.2%
ALLTEL Corp.	105,261	6,448,289
AT&T Corp.	1,149,130	25,280,860
BellSouth Corp.	626,690	25,236,806
CenturyTel, Inc.	46,163	1,398,739
Citizens Communications Co. (a)	86,918	1,045,624
Global Crossing Ltd. (a)	294,034	2,540,454
Qwest Communications International, Inc.	552,929	17,621,847
SBC Communications, Inc.	1,122,270	44,958,136
Sprint Corp. - FON Group	294,341	6,287,124
Verizon Communications	902,819	48,300,817
WorldCom, Inc.	961,056	14,367,787
		193,486,483
Wireless Telecommunication Services - 0.3%
Nextel Communications, Inc. Class A (a)	257,776	4,464,680
Sprint Corp. - PCS Group Series 1 (a)	312,996	7,558,853
		12,023,533
TOTAL TELECOMMUNICATION SERVICES		205,510,016
UTILITIES - 3.6%
Electric Utilities - 2.6%
AES Corp. (a)	177,383	7,636,338
Allegheny Energy, Inc.	40,857	1,971,350
Ameren Corp.	45,683	1,950,664
American Electric Power Co., Inc.	107,439	4,960,459
Calpine Corp. (a)	99,510	3,761,478
Cinergy Corp.	52,828	1,846,339
CMS Energy Corp.	43,407	1,208,885
Consolidated Edison, Inc.	70,657	2,812,149
Constellation Energy Group, Inc.	54,090	2,304,234
Dominion Resources, Inc.	79,825	4,799,877
DTE Energy Co.	57,146	2,653,860
Duke Energy Corp.	255,927	9,983,712
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Electric Utilities - continued
Edison International	108,086	$ 1,205,159
Entergy Corp.	74,250	2,850,458
Exelon Corp.	106,305	6,816,277
FirstEnergy Corp.	75,091	2,414,927
FPL Group, Inc.	59,018	3,553,474
GPU, Inc.	40,260	1,415,139
Mirant Corp.	113,013	3,887,647
Niagara Mohawk Holdings, Inc. (a)	53,745	950,749
PG&E Corp.	128,580	1,440,096
Pinnacle West Capital Corp.	28,181	1,335,779
PPL Corp.	48,353	2,659,415
Progress Energy, Inc.	68,502	3,077,110
Progress Energy, Inc. warrants 12/31/07 (a)	34,400	15,480
Public Service Enterprise Group, Inc.	71,990	3,520,311
Reliant Energy, Inc.	98,339	3,167,499
Southern Co.	225,545	5,243,921
TXU Corp.	86,082	4,147,431
Xcel Energy, Inc.	113,551	3,230,526
		96,820,743
Gas Utilities - 0.4%
El Paso Corp.	165,762	8,709,135
KeySpan Corp.	45,469	1,658,709
Kinder Morgan, Inc.	38,543	1,936,786
Nicor, Inc.	15,671	610,856
NiSource, Inc.	68,665	1,876,614
ONEOK, Inc.	20,330	400,501
Peoples Energy Corp.	12,241	492,088
Sempra Energy	67,997	1,859,038
		17,543,727
Multi-Utilities - 0.6%
Dynegy, Inc. Class A	107,820	5,013,630
Enron Corp.	249,137	12,207,713
Williams Companies, Inc.	160,984	5,304,423
		22,525,766
TOTAL UTILITIES		136,890,236
TOTAL COMMON STOCKS (Cost $2,604,560,897)		3,689,611,731
U.S. Treasury Obligations - 1.3%
Moody's Ratings (unaudited)		Principal Amount
U.S. Treasury Bills, yield at date of purchase 3.22% to 3.83% 7/5/01 to 8/16/01 (c) (Cost $48,946,388)	-	$ 49,118,000	48,967,193
Cash Equivalents - 7.1%
	Shares	Value (Note 1)
Daily Assets Institutional, 4.21% (b) (Cost $264,338,290)	264,338,290	$ 264,338,290
TOTAL INVESTMENT PORTFOLIO - 107.1% (Cost $2,917,845,575)		4,002,917,214
NET OTHER ASSETS - (7.1)%		(263,803,719)
NET ASSETS - 100%		$ 3,739,113,495
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
159 S&P 500 Stock Index Contracts	Sept. 2001	$ 48,960,075	$ (840,001)

The face value of futures purchased as a percentage of net assets - 1.3%
Legend
(a) Non-income producing
(b) The rate quoted is the daily rate of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $4,979,664.
Other Information

Purchases of securities, other than short-term securities, aggregated $190,286,286. Sales of securities, other than short-term securities, aggregated $322,158,155, of which $165,309,648 represents the value of securities delivered in redemption of fund shares. The realized gain (loss) of $(11,896,554) on securities delivered in redemption of fund shares is not taxable to the fund.

The market value of futures contracts opened and closed during the period amounted to $506,011,149 and $477,443,988, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company or Deutsche Asset Management Inc. The commissions paid to these affiliated firms were $0 and $18,756, respectively for the period.

Income Tax Information

At June 30, 2001, the aggregate cost of investment securities for income tax purposes was $2,931,979,174. Net unrealized appreciation aggregated $1,070,938,040, of which $1,372,516,167 related to appreciated investment securities and $301,578,127 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $12,929,000 all of which will expire on December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Fidelity Variable Insurance Products: Index 500 Portfolio

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $256,928,525) (cost $2,917,845,575) - See accompanying schedule		$ 4,002,917,214
Cash		29,876
Receivable for investments sold		281,642
Receivable for fund shares sold		2,822,639
Dividends receivable		2,759,130
Receivable for daily variation on futures contracts		183,769
Other receivables		81,075
Total assets		4,009,075,345
Liabilities
Payable for investments purchased	$ 3,656,999
Payable for fund shares redeemed	1,093,048
Accrued management fee	583,422
Distribution fees payable	2,198
Other payables and accrued expenses	287,893
Collateral on securities loaned, at value	264,338,290
Total liabilities		269,961,850
Net Assets		$ 3,739,113,495
Net Assets consist of:
Paid in capital		$ 2,683,678,810
Undistributed net investment income		18,913,909
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(47,696,560)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,084,217,336
Net Assets		$ 3,739,113,495
Initial Class: Net Asset Value, offering price and redemption price per share ($3,727,524,130 ÷ 26,972,083 shares)		$138.20
Service Class: Net Asset Value, offering price and redemption price per share ($589,770 ÷ 4,270 shares)		$138.12
Service Class 2: Net Asset Value, offering price and redemption price per share ($10,999,595 ÷ 79,893 shares)		$137.68

Statement of Operations

	Six months ended June 30, 2001 (Unaudited)
Investment Income Dividends		$ 23,195,284
Interest		959,846
Security lending		366,686
Total income		24,521,816
Expenses
Management fee	$ 4,662,667
Transfer agent fees	1,268,569
Distribution fees	9,549
Accounting fees	314,919
Non-interested trustees' compensation	6,870
Registration fees	4,363
Audit	24,276
Legal	9,488
Reports to shareholders	189,901
Miscellaneous	1,379
Total expenses before reductions	6,491,981
Expense reductions	(1,114,106)	5,377,875
Net investment income		19,143,941
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(38,314,386)
Foreign currency transactions	4,532
Futures contracts	2,069,773	(36,240,081)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(265,416,293)
Assets and liabilities in foreign currencies	(14,302)
Futures contracts	(700,609)	(266,131,204)
Net gain (loss)		(302,371,285)
Net increase (decrease) in net assets resulting from operations		$ (283,227,344)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Index 500 Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Operations Net investment income	$ 19,143,941	$ 44,181,536
Net realized gain (loss)	(36,240,081)	48,471,842
Change in net unrealized appreciation (depreciation)	(266,131,204)	(539,063,132)
Net increase (decrease) in net assets resulting from operations	(283,227,344)	(446,409,754)
Distributions to shareholders From net investment income	(44,349,182)	(51,736,686)
From net realized gain	-	(22,615,438)
Total distributions	(44,349,182)	(74,352,124)
Share transactions - net increase (decrease)	(82,450,776)	(868,832,015)
Total increase (decrease) in net assets	(410,027,302)	(1,389,593,893)
Net Assets
Beginning of period	4,149,140,797	5,538,734,690
End of period (including undistributed net investment income of $18,913,909 and $44,119,720, respectively)	$ 3,739,113,495	$ 4,149,140,797

Other Information:
	Six months ended June 30, 2001 (Unaudited)		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	3,709,254	$ 524,138,294	8,463,215	$ 1,364,549,374
Reinvested	292,574	44,278,192	477,249	74,350,653
Redeemed	(4,774,553)	(662,569,033)	(14,280,085)	(2,308,173,895)
Net increase (decrease)	(772,725)	$ (94,152,547)	(5,339,621)	$ (869,273,868)
Service Class B Sold	3,681	$ 515,201	600	$ 100,000
Reinvested	6	967	-	-
Redeemed	(17)	(2,347)	-	-
Net increase (decrease)	3,670	$ 513,821	600	$ 100,000
Service Class 2 A Sold	80,096	$ 11,498,989	2,387	$ 375,234
Reinvested	464	70,023	9	1,470
Redeemed	(2,834)	(381,062)	(229)	(34,851)
Net increase (decrease)	77,726	$ 11,187,950	2,167	$ 341,853
Distributions From net investment income Initial Class		$ 44,278,192		$ 51,735,663
Service Class B		967		-
Service Class 2 A		70,023		1,023
Total		$ 44,349,182		$ 51,736,686
From net realized gain Initial Class		$ -		$ 22,614,991
Service Class B		-		-
Service Class 2 A		-		447
Total		$ -		$ 22,615,438
		$ 44,349,182		$ 74,352,124

A Service Class 2 commenced sale of shares January 12, 2000.

B Service Class commenced sale of shares July 7, 2000.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2001	Years ended December 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997	1996
Net asset value, beginning of period	$ 149.53	$ 167.41	$ 141.24	$ 114.40	$ 89.05	$ 75.71
Income from Investment Operations
Net investment income	.70 D	1.51 D	1.64 D	1.65 D	1.80 D	1.04
Net realized and unrealized gain (loss)	(10.44)	(16.99)	26.88	29.70	26.67	15.55
Total from investment operations	(9.74)	(15.48)	28.52	31.35	28.47	16.59
Less Distributions
From net investment income	(1.59)	(1.67)	(1.40)	(1.36)	(1.03)	(.91)
From net realized gain	-	(.73)	(.95)	(3.15)	(2.09)	(2.34)
Total distributions	(1.59)	(2.40)	(2.35)	(4.51)	(3.12)	(3.25)
Net asset value, end of period	$ 138.20	$ 149.53	$ 167.41	$ 141.24	$ 114.40	$ 89.05
Total Return B, C	(6.61)%	(9.30)%	20.52%	28.31%	32.83%	22.71%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 3,727,524	$ 4,148,728	$ 5,538,735	$ 3,772,068	$ 2,098,042	$ 823,243
Ratio of expenses to average net assets before expense reductions	.34% A	.33%	.34%	.35%	.40%	.43%
Ratio of expenses to average net assets after voluntary waivers	.28% A	.28%	.28%	.28%	.28%	.28%
Ratio of net investment income to average net assets	.99% A	.94%	1.09%	1.33%	1.74%	2.26%
Portfolio turnover rate	10% A	10%	8%	4%	9%	14%

Financial Highlights - Service Class

	Six months ended June 30, 2001	Year ended December 31,
Selected Per-Share Data	(Unaudited)	2000 E
Net asset value, beginning of period	$ 149.46	$ 166.69
Income from Investment Operations
Net investment income D	.59	.65
Net realized and unrealized gain (loss)	(10.40)	(17.88)
Total from investment operations	(9.81)	(17.23)
Less Distributions
From net investment income	(1.53)	-
Net asset value, end of period	$ 138.12	$ 149.46
Total Return B, C	(6.65)%	(10.34)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 590	$ 90
Ratio of expenses to average net assets before expense reductions	.78% A	.43% A, F
Ratio of expenses to average net assets after voluntary waivers	.38% A	.38% A
Ratio of net investment income to average net assets	.89% A	.84% A
Portfolio turnover rate	10% A	10%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period July 7, 2000 (commencement of sale of Service Class shares) to December 31, 2000.

F The annualized expense ratio before expense reductions reflects certain fund expenses and may not be representative of full period ratios.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

	Six months ended June 30, 2001	Year ended December 31,
Selected Per-Share Data	(Unaudited)	2000 E
Net asset value, beginning of period	$ 149.18	$ 163.25
Income from Investment Operations
Net investment income D	.50	1.04
Net realized and unrealized gain (loss)	(10.39)	(12.71)
Total from investment operations	(9.89)	(11.67)
Less Distributions
From net investment income	(1.61)	(1.67)
From net realized gain	-	(.73)
Total distributions	(1.61)	(2.40)
Net asset value, end of period	$ 137.68	$ 149.18
Total Return B, C	(6.72)%	(7.21)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 11,000	$ 323
Ratio of expenses to average net assets before expense reductions	.61% A	.76% A
Ratio of expenses to average net assets after voluntary waivers	.53% A	.53% A
Ratio of net investment income to average net assets	.74% A	.69% A
Portfolio turnover rate	10% A	10%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

See accompanying notes which are an integral part of the financial statements.

Index 500 Portfolio

Notes to Financial Statements

For the period ended June 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Index 500 Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) (referred to in this report as Fidelity Variable Insurance Products: Index 500 Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Each class calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, redemptions in kind, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, Fidelity Management & Research Company (FMR) receives a basic fee that is computed daily at an annual rate of .24% of the fund's average net assets.

Sub-Adviser and Security Lending Fees. FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC may provide investment research and advice and may also provide investment advisory services for the funds. FMR and the fund have also entered into a sub-advisory agreement with Deutsche Asset Management Inc. (DAMI). DAMI receives a sub-advisory fee from FMR for providing investment management services to the fund. For these services, FMR pays DAMI fees at an annual rate of 0.006% of the fund's average net assets. Prior to May 1, 2001, Bankers Trust Company (Bankers Trust) was serving as sub-adviser of the fund. Under a separate custodian agreement, Bankers Trust receives a fee for providing custodial services to the fund. Bankers Trust and DAMI are both wholly owned subsidiaries of Deutsche Bank AG. All personnel currently employed by DAMI in managing the fund were employed by Bankers Trust in substantially the same capacity.

Under a separate securities lending agreement with Bankers Trust, the fund receives at least 75% (70% prior to January 1, 2001) of net income from the securities lending program. Bankers Trust retains no more than 25% (30% prior to January 1, 2001) of net income under this agreement. For the period, Bankers Trust retained $123,874.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each Service Class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. For the period, this fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, each class paid FDC the following amounts, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 75
Service Class 2	9,474
$ 9,549

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 1,264,947
Service Class	305
Service Class 2	3,317
$ 1,268,569

Accounting Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the sub-adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Index 500 Portfolio

Notes to Financial Statements (Unaudited) - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Initial Class	.28%	$ 1,087,061
Service Class	.38%	298
Service Class 2.53%		2,974
		$ 1,090,333

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, credits reduced the fund's custody expenses by $23,773.

8. Beneficial Interest.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 29% of the outstanding shares of the fund.

Index 500 Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on March 29, 2001. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	14,308,823,743.47	92.057
Against	258,325,621.27	1.662
Abstain	976,343,698.91	6.281
TOTAL	15,543,493,063.65	100.000
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	14,121,087,660.81	90.849
Against	418,368,837.43	2.691
Abstain	1,004,036,565.41	6.460
TOTAL	15,543,493,063.65	100.000
PROPOSAL 3
To elect the fourteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	15,154,409,605.27	97.497
Withheld	389,083,458.38	2.503
TOTAL	15,543,493,063.65	100.000
Ralph F. Cox
Affirmative	15,129,005,401.07	97.333
Withheld	414,487,662.58	2.667
TOTAL	15,543,493,063.65	100.000
Phyllis Burke Davis
Affirmative	15,129,404,134.81	97.336
Withheld	414,088,928.84	2.664
TOTAL	15,543,493,063.65	100.000
Robert M. Gates
Affirmative	15,147,044,856.90	97.449
Withheld	396,448,206.75	2.551
TOTAL	15,543,493,063.65	100.000
Abigail P. Johnson
Affirmative	15,114,183,093.39	97.238
Withheld	429,309,970.26	2.762
TOTAL	15,543,493,063.65	100.000
Edward C. Johnson 3d
Affirmative	15,120,517,923.39	97.279
Withheld	422,975,140.26	2.721
TOTAL	15,543,493,063.65	100.000
Donald J. Kirk
Affirmative	15,146,564,785.62	97.446
Withheld	396,928,278.03	2.554
TOTAL	15,543,493,063.65	100.000
	# of Votes Cast	% of Votes Cast
Marie L. Knowles
Affirmative	15,155,243,168.95	97.502
Withheld	388,249,894.70	2.498
TOTAL	15,543,493,063.65	100.000
Ned C. Lautenbach
Affirmative	15,158,046,761.05	97.520
Withheld	385,446,302.60	2.480
TOTAL	15,543,493,063.65	100.000
Peter S. Lynch
Affirmative	15,158,407,202.15	97.523
Withheld	385,085,861.50	2.477
TOTAL	15,543,493,063.65	100.000
Marvin L. Mann
Affirmative	15,142,548,326.72	97.420
Withheld	400,944,736.93	2.580
TOTAL	15,543,493,063.65	100.000
William O. McCoy
Affirmative	15,148,976,308.20	97.462
Withheld	394,516,755.45	2.538
TOTAL	15,543,493,063.65	100.000
Robert C. Pozen
Affirmative	15,153,117,320.84	97.488
Withheld	390,375,742.81	2.512
TOTAL	15,543,493,063.65	100.000
William S. Stavropoulos
Affirmative	15,130,986,737.33	97.346
Withheld	412,506,326.32	2.654
TOTAL	15,543,493,063.65	100.000
PROPOSAL 4
To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	3,417,545,931.25	93.001
Against	43,666,408.24	1.188
Abstain	213,533,001.24	5.811
TOTAL	3,674,745,340.73	100.000
PROPOSAL 7
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	3,311,716,844.12	90.121
Against	94,272,996.09	2.565
Abstain	268,755,500.52	7.314
TOTAL	3,674,745,340.73	100.000

*Denotes trust-wide proposals and voting results.

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Deutsche Asset Management Inc.

FMR Co., Inc.

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Phillip L. Bullen, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook*

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles*

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos *

Advisory Board

Robert C. Pozen

* Independent trustees

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Bankers Trust Company
New York, NY

VIPIDX-SANN-0801 141550
1.705630.103

Fidelity® Variable Insurance Products:

Investment Grade Bond Portfolio

Semiannual Report

June 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Environment	3	A review of what happened in world markets during the past six months.
Performance and Investment Summary	4	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	7	The manager's review of fund performance, strategy and outlook.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	15	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	19	Notes to the financial statements.
Proxy Voting Results	22

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Market Environment

There's an expression in financial quarters that says, "When the United States sneezes, the world catches cold." That would seem to be a pretty fair statement judging by the performance of the global economy during the six-month period ending June 30, 2001. Considering that more than a third of all goods sold in the U.S. are imports - compared to 20% a decade ago - the sharp deceleration of the domestic economy had far-reaching ramifications. Asia, the Pacific Rim, Europe and many other parts of the world - particularly technology exporters - were negatively affected by slowing U.S. demand. Higher energy costs also put a damper on global economic growth through the first half of 2001. The news was better in the second quarter of the year, at least for U.S. stocks. The second quarter gains of U.S. equity stock funds were the biggest since the fourth quarter of 1999, according to Lipper Inc.

U.S. Stock Markets

Despite extreme volatility during the first half of 2001, opportunities for strong returns were still abundant for equity investors. In short, big was anything but better during the first half of the year. Small- and mid-cap value stocks were the top performers, while large-cap growth fell from favor. The technology and telecommunications industries were the primary victims of this fallout. The "irrational exuberance" - a phrase coined by Federal Reserve Board chairman Alan Greenspan a few years ago to describe the extraordinary run-up in these new economy stocks - quickly evaporated as economic growth slowed and earnings disappointments piled up. In response, investors turned to the long-neglected value arena, where many companies demonstrated real earnings growth and reasonable valuations. A look at the numbers reveals the performance discrepancy between the large-cap growth and mid- to small-cap value styles: For the six-month period ending June 30, 2001, the Russell 2000® Value Index - a measure of small-cap value stock performance - gained 12.72%. Its large-cap growth counterpart, the Russell 1000® Growth Index, declined 14.24%. Other growth-oriented indexes demonstrated a similar shortfall. The large-cap weighted Standard & Poor's 500SM Index fell 6.70%, while the tech- and telecom-heavy NASDAQ Composite® Index lost 12.40%. The Dow Jones Industrial AverageSM, a blend of 30 blue-chip companies - 23 of which fall into the value category - finished the six-month period down 1.86%.

Foreign Stock Markets

The performance of international equity markets echoed that of their U.S. counterparts during the first half of 2001. Slowing economic growth led to a sell-off in the so-called TMT sectors - meaning technology, media and telecommunications. As a result, margin pressures and a decline in capital expenditures took a heavy toll on corporate earnings, causing the Morgan Stanley Capital InternationalSM Europe, Australasia and Far East (MSCI® EAFE®) Index to drop 14.45%. Europe accounted for much of the weakness. The global slowdown reduced export activity, and the European Central Bank's reluctance to cut interest rates due to inflation fears was greeted negatively by investors. Japan also suffered a sharp drop in exports, particularly in technology-related sectors. The Tokyo Stock Exchange Index (TOPIX), a benchmark of the Japanese stock market, fell 6.86%. On the other hand, South Korea posted one of the best performances, as the Korea Composite Stock Price Index (KOSPI) jumped 11.30% during the past six months thanks to renewed strength in semiconductor demand. Latin American stocks rebounded in the second quarter of 2001, helping the Morgan Stanley Capital International Emerging Markets Free - Latin America Index record a 6.16% gain for the first half of the year.

U.S. Bond Markets

Investment-grade bonds extended their recent dominance over most major stock indexes for the six-month period ending June 30, 2001. The Lehman Brothers Aggregate Bond Index - a popular measure of taxable-bond performance - returned 3.62% during this time frame. Treasuries relinquished market leadership to the spread sectors, particularly corporate bonds, which stormed out of the gates in 2001. Still, the Lehman Brothers Treasury Index returned 1.95%. Overwhelming evidence of deteriorating economic growth spurred the Federal Reserve Board to aggressively ease interest rates, with a total of six cuts during the first six months of 2001. This strong positive signal of support for the economy triggered one of the best months ever for corporate bonds in January. Further yield spread tightening in the spring ensured top billing for the Lehman Brothers Credit Bond Index, which returned 5.38%. Agencies benefited from reduced political risk surrounding government-sponsored enterprises, while a still-robust housing market aided discount mortgage securities. The Lehman Brothers U.S. Agency and Mortgage-Backed Securities indexes returned 3.06% and 3.78%, respectively. High-yield bonds also chipped in with a positive six-month return, despite a negative second quarter. Overall, the Merrill Lynch High Yield Master II Index gained 3.38% in the first half of 2001.

Foreign Bond Markets

In general, emerging-markets debt outperformed developed nation investment-grade government bonds during the past six months. The J.P. Morgan Emerging Markets Bond Index Global returned 5.82% in that time frame. Russia stood out among the index's top performers, helped by a continuation of economic reforms and several credit rating upgrades. Argentina was at the opposite end of the spectrum, plagued by its slumping economy and potential debt defaults. Meanwhile, international government bonds fell 6.78%, according to the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index. European government bond performance was held back somewhat as the euro had a difficult time competing with the strong U.S. dollar.

Semiannual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Investment Grade Bond - Initial Class	11.00%	7.24%	7.49%
LB Aggregate Bond	11.23%	7.48%	7.87%
Variable Annuity Intermediate Investment Grade Debt Funds Average	10.11%	6.71%	7.38%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare these figures to the Lehman Brothers Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity intermediate investment grade debt funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 34 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Investment Grade Bond Portfolio - Initial Class on June 30, 1991. By June 30, 2001, the value of the investment would have grown to $20,597 - a 105.97% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $21,328 - a 113.28% increase.

Investment Summary

Quality Diversification as of June 30, 2001
(Moody's Ratings)	% of fund's investments
Aaa	53.7
Aa	3.9
A	11.3
Baa	15.8
Ba and Below	0.9

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P® ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of June 30, 2001
Years	7.8
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of June 30, 2001
% of fund's net assets
Financials	13.9
Telecommunication Services	5.2
Utilities	2.7
Consumer Discretionary	2.6
Industrials	2.1

Effective with this report, industry classifications follow the MSCI ®/S&P ® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Semiannual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Investment Grade Bond - Service Class	10.83%	7.20%	7.48%
LB Aggregate Bond	11.23%	7.48%	7.87%
Variable Annuity Intermediate Investment Grade Debt Funds Average	10.11%	6.71%	7.38%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare these figures to the Lehman Brothers Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity intermediate investment grade debt funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 34 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Service Class on June 30, 1991. By June 30, 2001, the value of the investment would have grown to $20,564 - a 105.64% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $21,328 - a 113.28% increase.

Investment Summary

Quality Diversification as of June 30, 2001
(Moody's Ratings)	% of fund's investments
Aaa	53.7
Aa	3.9
A	11.3
Baa	15.8
Ba and Below	0.9

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of June 30, 2001
Years	7.8
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of June 30, 2001
% of fund's net assets
Financials	13.9
Telecommunication Services	5.2
Utilities	2.7
Consumer Discretionary	2.6
Industrials	2.1

Effective with this report, industry classifications follow the MSCI ®/S&P ® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Semiannual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of Service Class 2's 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity VIP: Investment Grade Bond - Service Class 2	10.40%	7.10%	7.43%
LB Aggregate Bond	11.23%	7.48%	7.87%
Variable Annuity Intermediate Investment Grade Debt Funds Average	10.11%	6.71%	7.38%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare these figures to the Lehman Brothers Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity intermediate investment grade debt funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 34 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Investment Grade Bond Portfolio - Service Class 2 on June 30, 1991. By June 30, 2001, the value of the investment would have grown to $20,467 - a 104.67% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $21,328 - a 113.28% increase.

Investment Summary

Quality Diversification as of June 30, 2001
(Moody's Ratings)	% of fund's investments
Aaa	53.7
Aa	3.9
A	11.3
Baa	15.8
Ba and Below	0.9

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of June 30, 2001
Years	7.8
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Top Five Market Sectors as of June 30, 2001
% of fund's net assets
Financials	13.9
Telecommunication Services	5.2
Utilities	2.7
Consumer Discretionary	2.6
Industrials	2.1

Effective with this report, industry classifications follow the MSCI ®/S&P ® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Semiannual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Kevin Grant, Portfolio Manager of Investment Grade Bond Portfolio

Q. How did the fund perform, Kevin?

A. For the six months that ended June 30, 2001, the fund performed in line with the variable annuity intermediate investment grade debt funds average tracked by Lipper Inc., which returned 3.39%, and the Lehman Brothers Aggregate Bond Index, which returned 3.62%. For the 12 months that ended June 30, 2001, the fund topped the Lipper average, which returned 10.11%, yet slightly trailed the Lehman Brothers index, which returned 11.23%.

Q. What was the investment environment like for investment-grade bonds during the past six months?

A. Unique technical market conditions defined the landscape for bonds, which weathered the economic storm and turned in strong results during the six-month period. The Federal Reserve Board's monetary policy had a major influence on performance. Growing evidence of widespread weakness in the economy prompted the Fed to begin aggressively unwinding its previous tightening cycle by cutting the fed funds target rate on six occasions during the first half of 2001, two of which were unusual inter-meeting moves in January and April. As short-term interest rates fell, intermediate- and long-term rates actually rose as markets began to anticipate an economic recovery. This resulted in a dramatic steepening of the Treasury yield curve and a sharp rally in credit risk assets. All spread sectors outperformed Treasuries during this time frame, with corporate bonds posting the strongest returns by far, much of which came in January when yield spreads tightened significantly relative to government bonds. Another surprise rate cut in the spring spawned further spread tightening and secured top billing for the corporate sector during the period.

Q. What factors had the most influence on fund performance?

A. The fund's corporate bond holdings told the story. Yield curve positioning was important, as we were overweighted in the intermediate part of the curve where most of the spread tightening was concentrated. Moreover, the fund benefited from a healthy yield advantage over Treasuries. Timely trading was another key to performance, as we managed to capitalize on the volatility that marked the corporate market during the six-month period. When things were falling apart for corporates late in 2000, I took the opportunity to pick up some good values, significantly raising the fund's exposure to the sector. That move proved wise given January's tremendous rebound in the credit markets. We benefited from selling into this rally, particularly in the deeply depressed telecommunications sector, which we traded well throughout the period. Mortgage securities also proved to be fertile territory for us during the period. Emphasizing discount mortgages helped modestly, as rising mortgage rates during the second quarter of 2001 led to reduced prepayment risk, a plus in a market where the average bond now trades at a premium, or above face value. The fund also picked up some extra yield outside of the benchmark with positions in high-quality, short-term asset-backed securities, as well as from a higher-than-normal cash position early in the period when yields from short-term securities were extremely high due to an inverted yield curve.

Q. How important was diversification during the period?

A. It was invaluable. Given the rapid deterioration of market fundamentals in response to a sharply decelerating economy, even the best credit analysis was unable to fully insulate portfolios from companies that experienced sudden, severe financial stress. The only effective defense against negative credit event risk proved to be a highly diverse portfolio. Although we had a handful of bonds that performed poorly during the period, our positions were relatively small, and this helped limit our downside. This stance also helped us secure an edge over our Lipper peer average, which generally had more credit disappointments than we did. Relative to the index, we benefited from avoiding much of the meltdown in the technology space and the California utility debacle. Adding to our holdings in Yankee bonds - dollar-denominated securities issued by foreign entities - primarily those issued by top-tier European banks, telecom companies and Canadian provinces was an important defensive strategy that further aided performance. Reducing a long-standing overweighting in energy also proved wise, as softening global demand spelled trouble for many of these issues. In hindsight, though, I might have sold some of these bonds a little early.

Q. What's your outlook?

A. Just because bonds had a nice run during the past year doesn't mean that the streak is over. Even though I think the big returns in Treasuries are behind us, the asset class now represents an even smaller share - around 24% - of the overall investment-grade bond market. With much of the market trading at decade-high spread levels, the odds of seeing reasonably attractive fixed-income returns from here remain quite good even if Treasury yields were to stay put.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks to provide a high rate of income consistent with reasonable risk by investing in a broad range of investment-grade fixed-income securities; in addition, the fund seeks to protect capital

Start date: December 5, 1988

Size: as of June 30, 2001, more than $1.0 billion

Manager: Kevin Grant, since 1997; joined Fidelity in 1993

Semiannual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 29.4%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 2.6%
Hotels Restaurants & Leisure - 0.1%
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Baa3	$ 1,400,000	$ 1,334,844
Media - 2.2%
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	2,100,000	2,076,396
Clear Channel Communications, Inc. 7.875% 6/15/05	Baa3	4,000,000	4,189,160
Continental Cablevision, Inc. 8.3% 5/15/06	A3	810,000	872,119
Hearst-Argyle Television, Inc. 7% 1/15/18	Baa3	3,400,000	2,933,146
TCI Communications, Inc. 9.8% 2/1/12	A3	1,915,000	2,279,118
Time Warner Entertainment Co. LP 8.375% 7/15/33	Baa1	8,800,000	9,482,528
Time Warner, Inc. 8.18% 8/15/07	Baa1	1,240,000	1,342,759
			23,175,226
Multiline Retail - 0.3%
Federated Department Stores, Inc. 8.5% 6/15/03	Baa1	1,700,000	1,791,630
Kmart Corp. 9.375% 2/1/06	Baa3	900,000	877,500
			2,669,130
TOTAL CONSUMER DISCRETIONARY			27,179,200
CONSUMER STAPLES - 1.9%
Food Products - 0.5%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	1,270,000	1,293,609
Kellogg Co.:
6.6% 4/1/11 (c)	Baa2	2,400,000	2,325,000
7.45% 4/1/31 (c)	Baa2	1,600,000	1,592,128
			5,210,737
Household Products - 0.2%
Fort James Corp.:
6.5% 9/15/02	Baa3	2,000,000	2,007,420
6.625% 9/15/04	Baa3	350,000	343,861
			2,351,281
Tobacco - 1.2%
Philip Morris Companies, Inc.:
6.95% 6/1/06	A2	5,000,000	5,109,250
7% 7/15/05	A2	1,500,000	1,539,555

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	$ 5,325,000	$ 5,402,000
			12,050,805
TOTAL CONSUMER STAPLES			19,612,823
ENERGY - 0.3%
Oil & Gas - 0.3%
Duke Energy Field Services LLC 7.875% 8/16/10	Baa2	2,000,000	2,097,000
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	1,270,000	1,320,381
			3,417,381
FINANCIALS - 13.9%
Banks - 5.1%
ABN-Amro Bank NV, Chicago 6.625% 10/31/01	A1	1,000,000	1,007,340
Banc One Corp. 7.25% 8/1/02	A1	1,000,000	1,026,810
Bank of America Corp. 7.8% 2/15/10	Aa3	6,600,000	7,011,312
Bank of Montreal 6.1% 9/15/05	A1	3,000,000	3,014,520
Bank One Corp. 7.875% 8/1/10	A1	2,550,000	2,733,320
BankBoston Corp. 6.625% 12/1/05	A3	5,400,000	5,546,394
Barclays Bank PLC yankee:
5.95% 7/15/01	A1	2,150,000	2,151,011
8.55% 9/29/49 (b)(c)	Aa2	1,160,000	1,247,186
Capital One Bank 6.375% 2/15/03	Baa2	930,000	931,934
First Union Corp. 7.55% 8/18/05	A1	1,475,000	1,560,830
First Union National Bank, North Carolina 7.8% 8/18/10	A1	5,000,000	5,318,000
FleetBoston Financial Corp. 7.25% 9/15/05	A2	1,695,000	1,775,207
HSBC Finance Nederland BV 7.4% 4/15/03 (c)	A1	250,000	258,098
Kansallis-Osake-Pankki yankee 10% 5/1/02	A1	260,000	270,982
Korea Development Bank:
6.625% 11/21/03	Baa2	1,635,000	1,662,730
7.125% 4/22/04	Baa2	1,025,000	1,054,684
7.375% 9/17/04	Baa2	1,320,000	1,371,229
MBNA Corp.:
6.34% 6/2/03	Baa2	350,000	353,313
6.875% 11/15/02	Baa2	1,750,000	1,788,290
Merita Bank Ltd. yankee 6.5% 1/15/06	A1	1,500,000	1,523,685
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
FINANCIALS - continued
Banks - continued
Providian National Bank 6.75% 3/15/02	Baa3	$ 3,000,000	$ 3,029,610
Union Planters Corp.:
6.75% 11/1/05	Baa2	400,000	402,604
7.75% 3/1/11	Baa2	5,000,000	5,164,000
Union Planters National Bank 6.81% 8/20/01	A3	500,000	501,410
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	Aa2	900,000	953,145
			51,657,644
Diversified Financials - 6.8%
Ahmanson Capital Trust I 8.36% 12/1/26 (c)	A3	1,125,000	1,142,179
Amvescap PLC yankee 6.6% 5/15/05	A2	5,100,000	5,091,738
Associates Corp. of North America 6% 7/15/05	Aa3	2,500,000	2,524,150
Athena Neurosciences Finance LLC 7.25% 2/21/08	Baa2	5,050,000	5,145,900
Bell Atlantic Financial Service, Inc. 7.6% 3/15/07	A1	1,100,000	1,167,012
Capital One Financial Corp. 7.125% 8/1/08	Baa3	1,290,000	1,161,310
CIT Group, Inc. 5.5% 2/15/04	A2	500,000	494,065
Citigroup, Inc. 7.25% 10/1/10	Aa3	2,900,000	3,010,345
Countrywide Home Loans, Inc. 5.25% 5/22/03	A3	1,800,000	1,797,820
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A3	250,000	253,713
Ford Motor Credit Co.:
6.875% 2/1/06	A2	4,600,000	4,689,148
7.375% 2/1/11	A2	650,000	659,510
7.875% 6/15/10	A2	370,000	388,004
General Motors Acceptance Corp.:
6.38% 1/30/04	A2	2,500,000	2,570,650
7.25% 3/2/11	A2	3,000,000	3,046,320
7.5% 7/15/05	A2	500,000	522,840
7.625% 6/15/04	A2	2,000,000	2,102,640
7.75% 1/19/10	A2	1,300,000	1,367,418
Household Finance Corp. 6.5% 1/24/06	A2	1,200,000	1,219,956
HSBC Capital Funding LP 9.547% 12/31/49 (b)(c)	A1	1,600,000	1,802,048
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	2,550,000	2,703,000

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Mellon Funding Corp. 7.5% 6/15/05	A1	$ 650,000	$ 690,001
Merrill Lynch & Co., Inc. 6.15% 1/26/06	Aa3	2,500,000	2,518,325
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	970,000	990,981
NiSource Finance Corp.:
7.625% 11/15/05	Baa2	1,800,000	1,875,960
7.875% 11/15/10	Baa2	2,120,000	2,231,491
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	1,300,000	1,364,116
Sprint Capital Corp.:
5.875% 5/1/04	Baa1	1,080,000	1,056,100
6.875% 11/15/28	Baa1	5,380,000	4,521,244
7.125% 1/30/06	Baa1	1,480,000	1,490,168
TCI Communications Financing III 9.65% 3/31/27	A3	1,500,000	1,636,905
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	810,000	842,400
TXU Eastern Funding yankee:
6.15% 5/15/02	Baa1	2,900,000	2,916,936
6.75% 5/15/09	Baa1	785,000	743,780
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	1,600,000	1,731,328
Unilever Capital Corp. 6.875% 11/1/05	A1	1,500,000	1,560,000
			69,029,501
Insurance - 0.1%
Executive Risk Capital Trust 8.675% 2/1/27	Baa3	750,000	816,450
Real Estate - 1.9%
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	1,325,000	1,337,058
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	510,000	505,721
Duke Realty LP 7.3% 6/30/03	Baa1	1,500,000	1,539,225
EOP Operating LP:
6.5% 1/15/04	Baa1	2,885,000	2,937,680
6.625% 2/15/05	Baa1	4,500,000	4,574,835
6.75% 2/15/08	Baa1	4,020,000	3,956,926
ERP Operating LP 7.1% 6/23/04	A3	1,000,000	1,032,140
Mack-Cali Realty LP 7.75% 2/15/11	Baa3	2,700,000	2,727,027
ProLogis Trust 6.7% 4/15/04	Baa1	565,000	564,859
			19,175,471
TOTAL FINANCIALS			140,679,066
INDUSTRIALS - 2.1%
Aerospace & Defense - 0.3%
Raytheon Co. 7.9% 3/1/03	Baa3	2,735,000	2,811,908
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
INDUSTRIALS - continued
Airlines - 0.2%
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Baa1	$ 550,000	$ 557,438
7.73% 9/15/12	Baa1	191,602	190,505
Delta Air Lines, Inc.:
equipment trust certificate 8.54% 1/2/07	Baa1	334,701	338,878
pass thru trust certificate:
7.57% 11/18/10	Aa2	465,000	489,138
7.92% 11/18/10	Aa3	500,000	523,825
			2,099,784
Machinery - 0.5%
Tyco International Group SA yankee:
6.75% 2/15/11	Baa1	3,700,000	3,669,068
6.875% 1/15/29	Baa1	1,500,000	1,395,450
			5,064,518
Road & Rail - 1.1%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	Baa2	3,000,000	3,045,390
CSX Corp. 7.95% 5/1/27	Baa2	4,000,000	4,147,960
Norfolk Southern Corp.:
7.05% 5/1/37	Baa1	1,700,000	1,738,794
7.25% 2/15/31	Baa1	2,800,000	2,746,156
			11,678,300
TOTAL INDUSTRIALS			21,654,510
INFORMATION TECHNOLOGY - 0.7%
IT Consulting & Services - 0.7%
Comdisco, Inc.:
5.95% 4/30/02	Caa1	3,000,000	2,280,000
6.375% 11/30/01	Caa1	2,265,000	1,721,400
7.23% 8/16/01	Caa1	3,000,000	2,340,000
7.25% 9/1/02	Caa1	1,000,000	760,000
			7,101,400
TELECOMMUNICATION SERVICES - 5.2%
Diversified Telecommunication Services - 4.8%
AT&T Corp. 6.5% 3/15/29	A2	7,845,000	6,679,390
British Telecommunications PLC 7.875% 12/15/05	Baa1	3,000,000	3,159,399
Cable & Wireless Optus Finance Property Ltd.:
8% 6/22/10 (c)	Baa1	1,000,000	1,072,820
8.125% 6/15/09 (c)	Baa1	3,000,000	3,212,850
Citizens Communications Co.:
8.5% 5/15/06	Baa2	1,750,000	1,784,825
9.25% 5/15/11	Baa2	2,900,000	3,003,965

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
France Telecom SA:
7.2% 3/1/06 (c)	A3	$ 4,700,000	$ 4,841,047
8.5% 3/1/31 (c)	A3	2,500,000	2,614,475
Koninklijke KPN NV:
8% 10/1/10	Baa2	3,000,000	2,858,970
8.375% 10/1/30	Baa2	1,900,000	1,729,418
SBC Communications, Inc. 5.75% 5/2/06	Aa3	5,205,000	5,130,360
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	1,730,000	1,702,078
Telefonica Europe BV 8.25% 9/15/30	A2	560,000	587,541
Telefonos de Mexico SA de CV 8.25% 1/26/06 (c)	Baa3	2,500,000	2,575,000
Teleglobe Canada, Inc. yankee:
7.2% 7/20/09	Baa1	3,048,000	3,027,396
7.7% 7/20/29	Baa1	1,066,000	1,040,640
TELUS Corp. yankee 7.5% 6/1/07	Baa2	3,210,000	3,258,150
			48,278,324
Wireless Telecommunication Services - 0.4%
AT&T Wireless Services, Inc. 8.75% 3/1/31 (c)	Baa2	4,000,000	4,156,160
TOTAL TELECOMMUNICATION SERVICES			52,434,484
UTILITIES - 2.7%
Electric Utilities - 1.7%
Avon Energy Partners Holdings:
6.46% 3/4/08 (c)	Baa2	1,500,000	1,373,955
7.05% 12/11/07 (c)	Baa2	3,000,000	2,856,480
DR Investments UK PLC yankee 7.1% 5/15/02 (c)	A3	1,500,000	1,526,550
Florida Power & Light Co. 6.875% 12/1/05	Aa3	2,160,000	2,227,154
Hydro-Quebec 6.3% 5/11/11	A2	8,000,000	7,870,960
Israel Electric Corp. Ltd. 7.75% 12/15/27 (c)	A3	1,900,000	1,694,553
Texas Utilities Co. 6.375% 1/1/08	Baa3	205,000	197,725
			17,747,377
Gas Utilities - 0.7%
Consolidated Natural Gas Co. 6.85% 4/15/11	A2	445,000	439,304
KeySpan Corp.:
7.25% 11/15/05	A3	1,255,000	1,314,738
7.625% 11/15/10	A3	925,000	969,215
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	Baa3	1,900,000	1,933,611
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	1,000,000	1,044,370
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
UTILITIES - continued
Gas Utilities - continued
Sempra Energy 7.95% 3/1/10	A2	$ 610,000	$ 604,321
Southwest Gas Corp. 9.75% 6/15/02	Baa2	1,000,000	1,040,740
			7,346,299
Multi-Utilities - 0.3%
Citizens Utilities Co. 7.68% 10/1/34	Baa2	2,520,000	2,525,670
TOTAL UTILITIES			27,619,346
TOTAL NONCONVERTIBLE BONDS (Cost $297,385,437)			299,698,210
U.S. Government and Government Agency Obligations - 15.8%

U.S. Government Agency Obligations - 4.4%
Fannie Mae:
5.25% 6/15/06	Aaa	2,405,000	2,370,416
6.25% 2/1/11	Aa2	1,255,000	1,239,112
7.125% 6/15/10	Aaa	2,600,000	2,775,084
7.25% 1/15/10	Aaa	7,765,000	8,343,725
7.25% 5/15/30	Aaa	3,460,000	3,748,083
Federal Agricultural Mortgage Corp. 7.01% 2/10/05	Aaa	10,000	10,608
Federal Home Loan Bank 5% 2/28/03	Aaa	3,490,000	3,519,456
Freddie Mac:
5.75% 3/15/09	Aaa	4,300,000	4,229,437
5.875% 3/21/11	Aa2	7,205,000	6,913,414
6% 6/15/11	Aaa	1,995,000	1,966,272
6.75% 3/15/31	Aaa	4,540,000	4,628,666
6.77% 9/15/02	Aaa	150,000	153,704
6.875% 1/15/05	Aaa	2,045,000	2,149,806
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Class 1-B, 8.5% 4/1/06	Aaa	1,343,084	1,463,442
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency):
Class 1-C, 9.25% 11/15/01	Aaa	139,153	141,553
Class 2-E, 9.4% 5/15/02	Aaa	57,689	59,169
Class 3-T, 9.625% 5/15/02	Aaa	3,226	3,300

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	Aaa	$ 3,111	$ 3,118
Series 1993-D, 5.23% 5/15/05	Aaa	6,809	6,831
Series 1994-A, 7.12% 4/15/06	Aaa	5,205	5,447
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	Aaa	5,182	5,455
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	Aaa	4,706	4,781
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates Series 1994-195, 6.08% 8/15/04	Aaa	80,675	81,856
Private Export Funding Corp. secured:
5.65% 3/15/03	Aaa	81,000	81,616
6.86% 4/30/04	Aaa	687,550	706,207
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			44,610,558
U.S. Treasury Obligations - 11.4%
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	21,980,000	22,766,444
6.25% 5/15/30	Aaa	2,800,000	2,965,788
11.25% 2/15/15	Aaa	14,060,000	21,274,467
12% 8/15/13	Aaa	20,280,000	28,065,695
U.S. Treasury Notes:
4.25% 5/31/03	Aaa	10,350,000	10,346,792
4.625% 5/15/06	Aaa	16,790,000	16,559,138
5% 2/15/11	Aaa	1,525,000	1,479,479
6.5% 2/15/10	Aaa	4,450,000	4,779,567
7% 7/15/06	Aaa	7,645,000	8,292,455
TOTAL U.S. TREASURY OBLIGATIONS			116,529,825
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $160,389,442)			161,140,383
U.S. Government Agency - Mortgage Securities - 38.2%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Fannie Mae - 28.6%
6% 2/1/13 to 2/1/29	Aaa	$ 11,649,658	$ 11,302,987
6% 7/1/31 (d)	Aaa	40,000,000	38,375,000
6.5% 2/1/10 to 6/1/31	Aaa	137,151,098	135,130,599
7% 12/1/24 to 6/1/31	Aaa	74,325,851	74,698,284
7.5% 7/1/07 to 2/1/31	Aaa	29,297,045	29,932,785
8% 3/1/23 to 3/1/30	Aaa	1,045,910	1,087,640
8.5% 3/1/25 to 6/1/25	Aaa	15,659	16,640
TOTAL FANNIE MAE			290,543,935
Freddie Mac - 0.2%
8.5% 3/1/20 to 1/1/28	Aaa	1,754,790	1,868,398
Government National Mortgage Association - 9.4%
6% 8/15/08 to 4/15/31	Aaa	35,956,191	34,876,665
6.5% 10/15/27 to 9/15/29 (e)	Aaa	53,716,584	53,147,447
7.5% 3/15/06 to 10/15/28	Aaa	7,420,906	7,626,335
8% 2/15/17	Aaa	97,034	102,047
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			95,752,494
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $389,873,358)			388,164,827
Asset-Backed Securities - 2.6%

American Express Credit Account Master Trust 6.1% 12/15/06	A1	1,500,000	1,521,090
Capita Equipment Receivables Trust 6.48% 10/15/06	Baa2	880,000	879,725
Capital One Master Trust 5.45% 3/16/09	Aaa	4,000,000	3,943,125
Discover Card Master Trust I 5.85% 11/16/04	A2	4,000,000	4,049,480
Ford Credit Auto Owner Trust:
5.54% 12/15/05	A1	1,400,000	1,394,914
5.71% 9/15/05	A2	755,000	754,528
6.4% 12/15/02	Aaa	480,000	487,275
7.03% 11/15/03	Aaa	209,000	213,703
JCPenney Master Credit Card Trust 5.5% 6/15/07	Aaa	7,000,000	7,043,750

Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Key Auto Finance Trust:
6.3% 10/15/03	A2	$ 38,768	$ 38,841
6.65% 10/15/03	Baa3	25,318	25,362
MBNA Credit Card Master Note Trust 5.75% 10/15/08	Aaa	1,800,000	1,794,234
Railcar Trust 7.75% 6/1/04	Aaa	400,100	418,105
Sears Credit Account Master Trust II:
6.75% 9/16/09	Aaa	2,255,000	2,336,039
7.5% 11/15/07	A2	1,300,000	1,358,551
TOTAL ASSET-BACKED SECURITIES (Cost $25,962,232)			26,258,722
Commercial Mortgage Securities - 1.9%

Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/1/09 (c)	Aaa	4,143,794	4,132,139
CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1A:
Class D, 4.9338% 1/10/13 (c)(f)	Aa1	633,875	634,284
Class E, 5.2838% 1/10/13 (c)(f)	Baa1	2,650,000	2,653,299
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	1,100,000	1,166,033
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	1,080,000	1,078,475
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	3,000,000	3,191,010
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (c)	Aa2	500,000	517,031
Class C1, 7.52% 5/15/06 (c)	A2	500,000	515,781
Fannie Mae ACES sequential pay Series 1996-M5 Class A1, 7.141% 7/25/10	Aaa	37,602	37,778
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 2000-C3 Class A2, 6.957% 9/15/35	Aaa	2,000,000	2,022,500
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.9699% 4/13/31 (c)(f)	Baa3	$ 1,000,000	$ 938,125
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (c)	Aaa	2,500,000	2,504,688
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $19,138,456)			19,391,143
Foreign Government and Government Agency Obligations (g) - 1.7%

British Columbia Province yankee 7% 1/15/03	Aa2	500,000	515,955
Manitoba Province yankee 6.75% 3/1/03	Aa3	500,000	517,100
Ontario Province 6% 2/21/06	Aa3	1,800,000	1,823,796
Quebec Province:
yankee:
7.125% 2/9/24	A2	250,000	255,243
7.5% 7/15/23	A2	8,550,000	9,100,962
7% 1/30/07	A2	1,000,000	1,048,540
United Mexican States:
8.5% 2/1/06	Baa3	1,200,000	1,257,000
9.875% 2/1/10	Baa3	2,290,000	2,505,260
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $17,149,741)			17,023,856
Supranational Obligations - 0.4%

Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $3,974,840)	Aaa	4,000,000	4,105,320
Cash Equivalents - 15.2%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 4.12%, dated 6/29/01 due 7/2/01 (Cost $154,164,000)	$ 154,216,979	$ 154,164,000
TOTAL INVESTMENT PORTFOLIO - 105.2% (Cost $1,068,037,506)	1,069,946,461
NET OTHER ASSETS - (5.2)%	(53,208,179)
NET ASSETS - 100%	$ 1,016,738,282
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $48,119,487 or 4.7% of net assets.

(d) Security purchased on a delayed delivery or when-issued basis.
(e) A portion of the security is subject to a forward commitment to sell.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	68.9%	AAA, AA, A	64.9%
Baa	15.8%	BBB	14.3%
Ba	0.2%	BB	1.1%
B	0.0%	B	0.0%
Caa	0.7%	CCC	0.7%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%

Purchases and sales of securities, other than short-term securities, aggregated $1,276,155,467 and $1,112,906,185, respectively, of which long-term U.S. government and government agency obligations aggregated $1,042,449,859 and $958,691,189, respectively.

Income Tax Information

At June 30, 2001, the aggregate cost of investment securities for income tax purposes was $1,068,350,423. Net unrealized appreciation aggregated $1,596,038, of which $11,572,894 related to appreciated investment securities and $9,976,856 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $22,713,000 of which $11,269,000 and $11,444,000 will expire on December 31, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $27,233,150 and repurchase agreements of $154,164,000) (cost $1,068,037,506) - See accompanying schedule		$ 1,069,946,461
Commitment to sell securities on a delayed delivery basis	$ (39,550,000)
Receivable for securities sold on a delayed delivery basis	39,762,500	212,500
Receivable for investments sold, regular delivery		627,598
Cash		135,735
Receivable for fund shares sold		2,873,914
Interest receivable		11,775,762
Total assets		1,085,571,970
Liabilities
Payable for investments purchased on a delayed delivery basis	38,800,000
Payable for fund shares redeemed	1,809,211
Accrued management fee	353,936
Distribution fees payable	1,027
Other payables and accrued expenses	125,953
Collateral on securities loaned, at value	27,743,561
Total liabilities		68,833,688
Net Assets		$ 1,016,738,282
Net Assets consist of:
Paid in capital		$ 1,004,971,622
Undistributed net investment income		26,020,290
Accumulated undistributed net realized gain (loss) on investments		(16,375,085)
Net unrealized appreciation (depreciation) on investments		2,121,455
Net Assets		$ 1,016,738,282
Initial Class: Net Asset Value, offering price and redemption price per share ($1,010,538,389 ÷ 81,909,834 shares)		$12.34
Service Class: Net Asset Value, offering price and redemption price per share ($110,332 ÷ 8,957 shares)		$12.32
Service Class 2: Net Asset Value, offering price and redemption price per share ($6,089,561 ÷ 496,592 shares)		$12.26

Statement of Operations

	Six months ended June 30, 2001 (Unaudited)
Investment Income Interest		$ 28,750,589
Security lending		34,524
Total Income		28,785,113
Expenses
Management fee	$ 1,913,015
Transfer agent fees	306,058
Distribution fees	2,891
Accounting and security lending fees	114,907
Non-interested trustees' compensation	1,506
Custodian fees and expenses	37,477
Audit	11,693
Legal	1,375
Reports to shareholders	62,827
Total expenses before reductions	2,451,749
Expense reductions	(3,277)	2,448,472
Net investment income		26,336,641
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		7,177,230
Change in net unrealized appreciation (depreciation) on:
Investment securities	(5,669,637)
Delayed delivery commitments	212,500	(5,457,137)
Net gain (loss)		1,720,093
Net increase (decrease) in net assets resulting from operations		$ 28,056,734

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Investment Grade Bond Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Operations Net investment income	$ 26,336,641	$ 41,654,684
Net realized gain (loss)	7,177,230	(10,492,303)
Change in net unrealized appreciation (depreciation)	(5,457,137)	37,499,798
Net increase (decrease) in net assets resulting from operations	28,056,734	68,662,179
Distributions to shareholders From net investment income	(42,039,084)	(43,339,425)
Share transactions - net increase (decrease)	290,474,383	56,071,728
Total increase (decrease) in net assets	276,492,033	81,394,482
Net Assets
Beginning of period	740,246,249	658,851,767
End of period (including undistributed net investment income of $26,020,290 and $41,328,235, respectively)	$ 1,016,738,282	$ 740,246,249
Other Information:
	Six months ended June 30, 2001 (Unaudited)		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	29,866,715	$ 368,132,748	20,063,685	$ 241,746,618
Reinvested	3,464,378	41,988,258	3,827,956	43,332,459
Redeemed	(10,188,060)	(125,511,382)	(19,290,975)	(229,327,088)
Net increase (decrease)	23,143,033	$ 284,609,624	4,600,666	$ 55,751,989
Service Class A Sold	-	$ -	8,474	$ 100,000
Reinvested	483	5,847	-	-
Redeemed	-	-	-	-
Net increase (decrease)	483	$ 5,847	8,474	$ 100,000
Service Class 2 B Sold	491,352	$ 6,019,433	17,796	$ 214,552
Reinvested	3,730	44,979	615	6,965
Redeemed	(16,754)	(205,500)	(147)	(1,778)
Net increase (decrease)	478,328	$ 5,858,912	18,264	$ 219,739
Distributions From net investment income Initial Class		$ 41,988,258		$ 43,332,459
Service Class A		5,847		-
Service Class 2 B		44,979		6,966
Total		$ 42,039,084		$ 43,339,425

A Service Class commenced sale of shares July 7, 2000.

B Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2001	Years ended December 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997	1996
Net asset value, beginning of period	$ 12.590	$ 12.160	$ 12.960	$ 12.560	$ 12.240	$ 12.480
Income from Investment Operations
Net investment income	.360 C, E	.771 C	.743 C	.725 C	.759 C	.670
Net realized and unrealized gain (loss)	.080 E	.499	(.873)	.335	.291	(.290)
Total from investment operations	.440	1.270	(.130)	1.060	1.050	.380
Less Distributions
From net investment income	(.690)	(.840)	(.510)	(.590)	(.730)	(.620)
From net realized gain	-	-	(.160)	(.070)	-	-
Total distributions	(.690)	(.840)	(.670)	(.660)	(.730)	(.620)
Net asset value, end of period	$ 12.340	$ 12.590	$ 12.160	$ 12.960	$ 12.560	$ 12.240
Total Return B	3.59%	11.22%	(1.05)%	8.85%	9.06%	3.19%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,010,538	$ 739,911	$ 658,852	$ 674,813	$ 324,525	$ 228,594
Ratio of expenses to average net assets	.55% A	.54%	.54%	.57%	.58%	.58%
Ratio of net investment income to average net assets	5.92% A, E	6.50%	6.07%	5.85%	6.34%	6.49%
Portfolio turnover rate	275% A	154%	87%	239%	191%	81%

Financial Highlights - Service Class

	Six months ended June 30, 2001	Year ended December 31,
Selected Per-Share Data	(Unaudited)	2000 D
Net asset value, beginning of period	$ 12.580	$ 11.800
Income from Investment Operations
Net investment income C	.355 E	.377
Net realized and unrealized gain (loss)	.075 E	.403
Total from investment operations	.430	.780
Less Distributions
From net investment income	(.690)	-
Net asset value, end of period	$ 12.320	$ 12.580
Total Return B	3.51%	6.61%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 110	$ 107
Ratio of expenses to average net assets	.65% A	.64% A
Ratio of net investment income to average net assets	5.83% A, E	6.40% A
Portfolio turnover rate	275% A	154%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D For the period July 7, 2000 (commencement of sale of Service Class shares) to December 31, 2000.

E Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.008 for Initial Class and $.008 for Service Class and increase net realized and unrealized gain (loss) per share by $.008 for Initial Class and $.008 for Service Class. Without this change the Ratio of net investment income to average net assets would have been 6.06% for Initial Class and 5.97% for Service Class. Per share, ratios and supplemental data for prior periods have not been restated to reflect this change in presentation.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

	Six months ended June 30, 2001	Year ended December 31,
Selected Per-Share Data	(Unaudited)	2000 E
Net asset value, beginning of period	$ 12.540	$ 12.060
Income from Investment Operations
Net investment income D	.326 F	.686
Net realized and unrealized gain (loss)	.084 F	.634
Total from investment operations	.410	1.320
Less Distributions
From net investment income	(.690)	(.840)
Net asset value, end of period	$ 12.260	$ 12.540
Total Return B, C	3.36%	11.69%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 6,090	$ 229
Ratio of expenses to average net assets before expense reductions	.87% A	1.75% A
Ratio of expenses to average net assets after voluntary waivers	.87% A	1.05% A
Ratio of net investment income to average net assets	5.61% A, F	5.99% A
Portfolio turnover rate	275% A	154%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

F Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.008 and increase net realized and unrealized gain (loss) per share by $.008. Without this change the Ratio of net investment income to average net assets would have been 5.75%. Per share, ratios and supplemental data for prior periods have not been restated to reflect this change in presentation.

See accompanying notes which are an integral part of the financial statements.

Investment Grade Bond Portfolio

Notes to Financial Statements

For the period ended June 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Investment Grade Bond Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) (referred to in this report as Fidelity Variable Insurance Products: Investment Grade Bond Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Each class calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Interest income ,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $627,119 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

The effect of this change during the period, was to decrease net investment income by $618,280; increase net unrealized appreciation/depreciation by $539,588; and increase net realized gain (loss) by $78,692. The Statement of Changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statements of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .43% of average net assets.

Sub-Adviser Fee. As the fund's investment sub-adviser, Fidelity Investments Money Management, Inc., an affiliate of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each Service Class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. For the period, this fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, each class paid FDC the following amounts, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 54
Service Class 2	2,837
$ 2,891

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 304,526
Service Class	36
Service Class 2	1,496
$ 306,058

Investment Grade Bond Portfolio

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

6. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, credits reduced the fund's custody expenses by $3,277.

7. Beneficial Interest.

At the end of the period, Fidelity Investments Life Insurance Company and its subsidiaries, affiliates of FMR, were the record owners of approximately 47% of the outstanding shares of the fund.

Investment Grade Bond Portfolio

Proxy Voting Results

A special meeting of the fund's shareholders was held on March 29, 2001. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	14,308,823,743.47	92.057
Against	258,325,621.27	1.662
Abstain	976,343,698.91	6.281
TOTAL	15,543,493,063.65	100.000
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	14,121,087,660.81	90.849
Against	418,368,837.43	2.691
Abstain	1,004,036,565.41	6.460
TOTAL	15,543,493,063.65	100.000
PROPOSAL 3
To elect the fourteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	15,154,409,605.27	97.497
Withheld	389,083,458.38	2.503
TOTAL	15,543,493,063.65	100.000
Ralph F. Cox
Affirmative	15,129,005,401.07	97.333
Withheld	414,487,662.58	2.667
TOTAL	15,543,493,063.65	100.000
Phyllis Burke Davis
Affirmative	15,129,404,134.81	97.336
Withheld	414,088,928.84	2.664
TOTAL	15,543,493,063.65	100.000
Robert M. Gates
Affirmative	15,147,044,856.90	97.449
Withheld	396,448,206.75	2.551
TOTAL	15,543,493,063.65	100.000
Abigail P. Johnson
Affirmative	15,144,183,093.39	97.238
Withheld	429,309,970.26	2.762
TOTAL	15,543,493,063.65	100.000
Edward C. Johnson 3d
Affirmative	15,120,517,923.39	97.279
Withheld	422,975,140.26	2.721
TOTAL	15,543,493,063.65	100.000
Donald J. Kirk
Affirmative	15,146,564,785.62	97.446
Withheld	396,928,278.03	2.554
TOTAL	15,543,493,063.65	100.000
	# of Votes Cast	% of Votes Cast
Marie L. Knowles
Affirmative	15,155,243,168.95	97.502
Withheld	388,249,894.70	2.498
TOTAL	15,543,493,063.65	100.000
Ned C. Lautenbach
Affirmative	15,158,046,761.05	97.520
Withheld	385,446,302.60	2.480
TOTAL	15,543,493,063.65	100.000
Peter S. Lynch
Affirmative	15,158,407,202.15	97.523
Withheld	385,085,861.50	2.477
TOTAL	15,543,493,063.65	100.000
Marvin L. Mann
Affirmative	15,142,548,326.72	97.420
Withheld	400,944,736.93	2.580
TOTAL	15,543,493,063.65	100.000
William O. McCoy
Affirmative	15,148,976,308.20	97.462
Withheld	394,516,755.45	2.538
TOTAL	15,543,493,063.65	100.000
Robert C. Pozen
Affirmative	15,153,117,320.84	97.488
Withheld	390,375,742.81	2.512
TOTAL	15,543,493,063.65	100.000
William S. Stavropoulos
Affirmative	15,130,986,737.33	97.346
Withheld	412,506,326.32	2.654
TOTAL	15,543,493,063.65	100.000
PROPOSAL 4
To ratify the selection of Deloitte & Touche LLP as independent accountants of each fund.
	# of Votes Cast	% of Votes Cast
Affirmative	504,082,312.84	93.996
Against	4,125,071.29	0.770
Abstain	28,070,448.39	5.234
TOTAL	536,277,832.52	100.000
PROPOSAL 7
To amend each fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	492,389,785.10	91.816
Against	8,802,410.80	1.642
Abstain	35,085,636.62	6.542
TOTAL	536,277,832.52	100.000

*Denotes trust-wide proposals and voting results.

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments Money Management, Inc.

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Dwight D. Churchill, Vice President

David L. Murphy, Vice President

Kevin E. Grant, Vice President

Stanley N. Griffith, Assistant Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos *

Advisory Board

Robert C. Pozen

* Independent trustees

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

VIPIGB-SANN-0801 140994
1.705629.103